UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Lamb Weston Holdings, Inc.

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Lamb Weston Holdings, Inc.
599 S. Rivershore Lane
Eagle, Idaho 83616
August 8, 2023
Dear Fellow Stockholder:
We are pleased to invite you to our Annual Meeting of Stockholders to be held on Thursday, September 28, 2023 at 8:00 a.m. Mountain Daylight Time at our offices at 533 S. Rivershore Lane, Eagle, Idaho.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement provide details about the Annual Meeting.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by telephone, by Internet or by signing, dating and returning your proxy card by mail. As always, we encourage you to vote your shares prior to the Annual Meeting.
Thank you for your support and interest in Lamb Weston.
Sincerely,

W.G. Jurgensen Chairman of the Board of Directors	Thomas P. Werner Director, President and Chief Executive Officer

LAMB WESTON HOLDINGS, INC.
599 S. Rivershore Lane
Eagle, Idaho 83616
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
Date and Time
Thursday, September 28, 2023
8:00 a.m. Mountain Daylight Time
Place
Lamb Weston Holdings, Inc.
533 S. Rivershore Lane
Eagle, Idaho 83616
If you attend the Annual Meeting, you will be asked to present a valid form of government-issued photo identification and an admission ticket or bank/brokerage statement to confirm stock ownership as of the record date.
Whether or not you plan to attend, please be sure to vote your shares by proxy. As always, we encourage you to vote your shares prior to the Annual Meeting. It is important that your shares be represented.
Items of Business
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To elect as directors the director nominees named in the Proxy Statement

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To hold an advisory vote to approve the compensation of our named executive officers

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To hold an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers

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To ratify the selection of KPMG LLP as our independent auditors for fiscal 2024

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To transact any other business properly presented at the Annual Meeting

Who May Vote
Stockholders of record as of the close of business on July 31, 2023 are entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.
August 8, 2023
Phuong T. Lam
Vice President and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 28, 2023
Our Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended May 28, 2023 are available at www.proxyvote.com. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of our Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K unless you specifically request a copy. You may request a paper copy by following the instructions on the Notice of Internet Availability of Proxy Materials.
We began making our proxy materials first available on August 8, 2023.

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PROXY STATEMENT SUMMARY
In this Proxy Statement, “we,” “us,” “our,” “Company” and “Lamb Weston” refer to Lamb Weston Holdings, Inc.
This summary highlights select information contained elsewhere in this Proxy Statement. This is not a complete description, and you should read the entire Proxy Statement carefully before voting.

ANNUAL MEETING
Time and Date	8:00 a.m. MDT on Thursday, September 28, 2023
Place	Lamb Weston Holdings, Inc., 533 S. Rivershore Lane, Eagle, Idaho 83616
Record Date	July 31, 2023 (the “Record Date”)
Voting	Stockholders as of the Record Date are entitled to one vote per share of our common stock on each matter to be voted upon at the Annual Meeting
Admission
You must register in advance in order to attend the Annual Meeting by following the registration instructions described in Question 17 under “Procedural Matters and Frequently Asked Questions” in this Proxy Statement

VOTING ITEMS AND BOARD RECOMMENDATION
Voting Item		Board Recommendation	Page Reference
Item 1 –	Election of Directors	For all nominees	3
Item 2 –	Advisory Vote to Approve Executive Compensation	For	17
Item 3 –	Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation	For “1 Year”	18
Item 4 –	Ratification of the Selection of KPMG LLP as Independent Auditors for Fiscal Year 2024	For	18
We will also transact any other business that properly comes before the Annual Meeting.

BOARD OF DIRECTORS
The table below provides summary information about each director nominee as of July 31, 2023.
Name	Age	Director Since	Occupation and Experience	Independent	Audit & Finance	Comp & HC	N&CG
Peter J. Bensen	61	2017	President, Bensen LLC	Yes	X
Charles A. Blixt	71	2016	Principal, C&D Ventures	Yes		X	Chair
Robert J. Coviello	55	2020	Chief Sustainability Officer and Government Affairs, Bunge Limited	Yes		X	X
Rita Fisher	53	2023	Chief Information Officer and EVP, Supply Chain, Reynolds Consumer Products Inc.	Yes	X
André J. Hawaux	62	2017	Former EVP and Chief Operating Officer, DICK’S Sporting Goods, Inc.	Yes	X
W.G. Jurgensen (Chairman)	71	2016	Former Chief Executive Officer and Director, Nationwide Financial Services, Inc.	Yes
Thomas P. Maurer	72	2016	Former Partner, Ernst & Young, LLP	Yes	Chair
Hala G. Moddelmog	67	2017	President and Chief Executive Officer, Woodruff Arts Center	Yes		X	X
Robert A. Niblock	60	2020	Former Chairman of the Board, President and Chief Executive Officer, Lowe’s Companies, Inc.	Yes	X
Maria Renna Sharpe	64	2016	Managing Principal, Sharpe Human Solutions, LLC	Yes		Chair	X
Thomas P. Werner	57	2016	President and Chief Executive Officer, Lamb Weston	No

EXECUTIVE COMPENSATION SUMMARY
Consistent with the provisions of Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) and related U.S. Securities and Exchange Commission (“SEC”) rules, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers, or NEOs (as defined under “Compensation Discussion and Analysis” below). This “say-on-pay” vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our NEOs as described in this Proxy Statement.
Our executive compensation program is designed to encourage and reward behavior that promotes attainment of annual and long-term Lamb Weston goals and sustainable growth in value for our stockholders. The Compensation and Human Capital Committee (the “Compensation Committee”) of our Board of Directors (the “Board”) believes that the program should accomplish the following objectives:
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align executives’ interests with stockholders’ interests;

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encourage achievement of strategic objectives and creation of stockholder value;

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provide opportunities that integrate pay with Lamb Weston’s annual and long-term performance;

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maintain a compensation program that provides a competitive total opportunity;

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recruit, retain and motivate talented executives who drive the Company’s success;

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manage cost and share dilution; and

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ensure compensation plans do not encourage inappropriate risk taking.

As described in further detail under “Compensation Discussion and Analysis” below, consistent with these objectives, our compensation program has been designed with a view toward linking a significant portion of the compensation of each NEO to Company performance and the growth in the value of Lamb Weston. Please read “Compensation Discussion and Analysis” and “Executive Compensation Tables” in this Proxy Statement for additional details about our executive compensation program, including information about our NEOs’ fiscal year 2023 compensation.
FREQUENCY OF VOTES ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act and related SEC rules also enable our stockholders to indicate how frequently they want to hold an advisory vote on the compensation of our NEOs. We ask that our stockholders cast an advisory (non-binding) vote on how frequently we should have these votes in the future. Our Board recommends that stockholders vote to annually approve, on an advisory basis, the compensation of our NEOs.
AUDITORS
As a matter of good governance, we are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending May 26, 2024.

ITEM 1. ELECTION OF DIRECTORS
Director Nomination and Qualification
The Nominating and Corporate Governance Committee (the “Governance Committee”) of our Board is responsible for identifying, evaluating and recommending to the Board director nominees for election at the Annual Meeting. The Governance Committee considers Board candidates suggested by Board members, management and stockholders. The Governance Committee may also retain a third-party search firm to identify candidates. Based on the Governance Committee’s recommendation, our Board has nominated all of our current directors for election at the Annual Meeting.
During 2023, the Governance Committee retained a third party search firm to assist in the search and recruitment of directors, resulting in the Board’s appointment of Rita Fisher on July 19, 2023. All of the director nominees were elected by stockholders at our 2022 annual meeting of stockholders, except for Ms. Fisher, who joined our Board after the date of the meeting and is standing for election by our stockholders for the first time at the Annual Meeting. For more information regarding the director nomination process, see “Board Committees and Membership—Nominating and Corporate Governance Committee” below.
General Qualifications
The Board believes all directors should possess certain attributes, including personal and professional integrity, sound business judgment and vision, to serve on our Board. We believe these characteristics are necessary to establish a competent, ethical and well-functioning Board that best represents the interests of our business, stockholders, employees, business partners and consumers. Under our Corporate Governance Principles (the “Principles”), when evaluating the suitability of individuals for nomination, the Governance Committee considers the individual’s background, the Board’s skill needs, diversity and business experience. The Governance Committee also considers an individual’s ability to devote sufficient time and effort to fulfill his or her Lamb Weston responsibilities, taking into account the individual’s other commitments. In addition, the Governance Committee considers whether an individual meets various independence requirements, including whether his or her service on boards and committees of other organizations is consistent with our conflicts of interest policy.
When determining whether to recommend a director for re-election, the Governance Committee also considers the director’s attendance at Board and committee meetings and participation in, and contributions to, Board and committee activities.
Diversity
Our Principles provide that the Governance Committee will review with the Board the requisite skills and characteristics for Board members, a review which includes assessing diversity. The Governance Committee believes that diversity offers a significant benefit to the Board and Lamb Weston, as varying viewpoints contribute to a more informed and effective decision-making process. The Board will consider factors such as diversity on the basis of race, color, national origin, gender, religion, disability, sexual orientation and professional experience. As such, when evaluating candidates for nomination as new directors, the Governance Committee will include, and have any search firm that it engages include, qualified candidates with a diversity of gender and race or ethnicity in the pool from which the committee selects director candidates. In addition, the Governance Committee seeks broad experience in relevant industries, professions and areas of expertise important to our operations, including manufacturing, marketing, finance and accounting. As shown below under “—Individual Skills and Experience,” the director nominees have varied experiences, backgrounds and personal characteristics, which ensure that the Board will have diverse viewpoints, enabling it to effectively represent our business, stockholders, employees, business partners and consumers.
Individual Skills and Experience
When evaluating potential director nominees, the Governance Committee considers each individual’s professional expertise and educational background in addition to the qualifications described above. The Governance Committee evaluates each individual in the context of the Board as a whole. The Governance Committee works with the Board to determine the appropriate mix of individuals that will result in a Board that is strong in its collective qualifications, knowledge, diversity and experience, allowing the Board to fulfill its responsibilities and best perpetuate our long-term success and represent our stockholders’ interests. To help the Governance Committee determine whether director nominees qualify to serve on our Board and would contribute to the Board’s current and future needs, director nominees complete questionnaires regarding their backgrounds, qualifications, skills and potential conflicts of interest. Additionally, the Governance Committee conducts annual evaluations of the Board and each committee that assess the experience, skills, qualifications, diversity and contributions of each individual and of the group as a whole.
Based upon its discussions with the Board, the Governance Committee has identified key competencies that are desirable for the Board to fulfill its current and future obligations, including:
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Leadership Experience. Served or is serving as a Chief Executive Officer, Chief Operating Officer, Chief Administrative Officer, senior executive, division president or functional leader within a complex organization. Leadership experience gives a director the ability to motivate, manage, identify and develop leadership qualities in others and the practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth.

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Financial Acumen. Experience in and an understanding of financial reporting and accounting processes and complex financial transactions. Directors with an understanding of financial reporting and accounting processes, particularly in large, global businesses, are essential for ensuring effective oversight of the Company’s financial reporting and internal controls.

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Operational Experience. Significant operating experience as a current or former executive of a large global company or other large organization gives a director practical insight and expertise that will help develop, implement and assess our operating plan and business strategy.

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Risk and Compliance Oversight Expertise. Experience overseeing complex risk management matters strengthens the Board’s oversight of risks facing the Company.

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Strategic or Mergers & Acquisitions (“M&A”) Experience. Experience with complex strategic transactions, including mergers, acquisitions and divestitures, as well as the successful integration of acquired businesses. Directors who have experience leading organizations through significant strategic transactions, including acquisitions, divestitures and integration, provide guidance and oversight as the Company implements its strategy.

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Retail or Consumer Packaged Goods (“CPG”) Expertise. Experience in the food or consumer products industry, or other complementary field, such as retail. Directors with experience in dealing with consumers, particularly in the areas of producing and selling products or services to consumers, provide valuable market and consumer insights, as well as contribute a broad understanding of industry trends.

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Quick Service Restaurant (“QSR”) Expertise. Experience as executives or directors or in other leadership positions at QSRs provide valuable insights into an industry that includes many of our largest customers.

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International Experience. Experience doing business internationally or focused on international issues and operations and exposure to markets, economies, and cultures outside the U.S. promotes an understanding of different cultural, political, and regulatory requirements and contributes to a diversity of perspectives in Board decision-making.

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Corporate Governance Expertise. Experience as executives or directors of other publicly traded companies provides directors with a solid understanding of the extensive and complex oversight responsibilities of public company boards and helps further our goals of greater transparency, accountability for management and the Board and protection of our stockholders’ interests.

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Environmental, Sustainability or Social Responsibility Expertise. Experience in environmental matters, community affairs, and/or social responsibility initiatives, including sustainability and diversity, equity and inclusion, supports our goals to operate ethically, and with accountability and transparency.

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Human Capital Expertise. Experience in management of labor relations, human resources, talent management, succession planning and compensation contributes to the Board’s practical understanding in Company decision-making and strategy, including regarding the attraction, retention and development of our workforce.
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Information Technology and Security Experience. Experience with information technology and security allows directors to provide helpful oversight with respect to cybersecurity matters and the use of technology and modernization of the Company’s technology infrastructure to enhance the efficiency of our operations.

The following table highlights each director nominee’s skills, knowledge, experience or expertise and demographics. Because the table below is a summary, it does not include all of the skills, knowledge, experiences, expertise and diversity that each director nominee offers.
Skills, Knowledge, Experience and Expertise	Bensen	Blixt	Coviello	Fisher	Hawaux	Jurgensen	Maurer	Moddelmog	Niblock	Sharpe	Werner
Leadership	●	●	●	●	●	●	●	●	●	●	●
Financial	●	●		●	●	●	●	●	●	●	●
Operational	●		●	●	●	●		●	●		●
Risk & Compliance	●	●	●		●	●	●		●	●	●
Strategic or M&A*	●	●	●		●	●		●	●	●	●
Retail or CPG*		●		●	●		●		●	●	●
QSR	●							●
International	●	●	●		●	●	●	●		●	●
Corporate Governance	●	●	●		●	●	●	●	●	●	●
Envt, Sustainability or Social Responsibility*		●	●					●		●
Human Capital						●				●
Information Technology & Security	●			●	●
Demographics	Bensen	Blixt	Coviello	Fisher	Hawaux	Jurgensen	Maurer	Moddelmog	Niblock	Sharpe	Werner
Race/Ethnicy
African American/Black			●
White/Caucasion	●	●		●	●	●	●	●	●	●	●
Gender
Female				●				●		●
Male	●	●	●		●	●	●		●		●
Board Tenure	Bensen	Blixt	Coviello	Fisher	Hawaux	Jurgensen	Maurer	Moddelmog	Niblock	Sharpe	Werner
Years	6	7	3	< 1	6	7	7	6	3	7	7

*
Noted directors may have one or more areas of experience. See below for more information about each director’s professional experience.

The Board believes that all the director nominees are highly qualified. As the table above and biographies below show, the director nominees have significant leadership and professional experience, knowledge and skills that qualify them for service on our Board. As a group, they represent diverse views, experiences and backgrounds. All director nominees satisfy the criteria set forth in our Principles and possess the experience, skills and qualities necessary to fully perform his or her duties as a director and contribute to our success.
The Governance Committee recommended, and the Board nominated, each of the director nominees listed below for election at the Annual Meeting. All director nominees are standing for election as directors to hold office for a one-year term expiring at the 2024 annual meeting of stockholders or until his or her successor has been duly elected and qualified. The following presents information regarding each director nominee as of July 31, 2023, including information about the director’s professional experience, public company directorships held and qualifications.
The persons named as proxies in the proxy card or electronic voting form will vote the shares represented by the proxy card or electronic voting form FOR or AGAINST the director nominees or ABSTAIN from voting, as instructed in the proxy card or electronic voting form. If a director nominee should become unavailable to serve as a director, an event that we do not anticipate occurring prior to or at the Annual Meeting, the persons designated as proxies intend to vote the shares for the person whom the Board may designate to replace that nominee. In lieu of naming a substitute, the Board may reduce the number of directors on our Board. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

THE BOARD RECOMMENDS STOCKHOLDERS VOTE FOR EACH NOMINEE.
Director Nominee	Experiences and Qualifications
Peter J. Bensen Age – 61 President, Bensen LLC Director Since December 2017
Mr. Bensen has served as President of Bensen LLC, a board consulting firm, since January 2018. Prior to that, he served as Chief Administrative Officer of McDonald’s Corporation, a quick service restaurant chain, from March 2015 until his retirement in September 2016. He also served as McDonald’s Corporation’s Corporate Senior Executive Vice President and Chief Financial Officer from May 2014 through February 2015, and Corporate Executive Vice President and Chief Financial Officer from January 2008 through April 2014. Prior to joining McDonald’s Corporation in 1996, Mr. Bensen was a senior manager for Ernst & Young LLP, a professional services firm. Mr. Bensen is a certified public accountant and has a Bachelor of Science degree in accounting from St. Joseph’s College Indiana. He currently serves on the board of directors of CarMax, Inc., where he has served since April 2018. Mr. Bensen also served on the board of directors of Catamaran Corporation from December 2011 to July 2015.
Summary of experiences, qualifications and skills considered in nominating Mr. Bensen:
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Leadership, Operational and Strategic Experience: Strong leadership and strategic capabilities, insights and operational experience, including from his service as Chief Administrative Officer and Chief Financial Officer of McDonald’s Corporation;

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Financial Acumen, Risk & Compliance Oversight Expertise and Information Technology and Security Experience: Significant expertise in financial reporting and internal controls and procedures, risk management and information technology and security from his experience in finance executive roles, including Chief Financial Officer at McDonald’s Corporation, which included overseeing the information technology organization; and

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QSR Expertise and International Experience: Deep knowledge of the quick service restaurant industry from his service with McDonald’s Corporation, a large global quick service restaurant chain.

Director Nominee	Experiences and Qualifications
Charles A. Blixt Age – 71 Principal, C&D Ventures Director Since November 2016
Mr. Blixt has served as a principal of C&D Ventures, a company that invests in entrepreneurial startups and other businesses that require capital and/or business and legal expertise, since 2009. Before this, Mr. Blixt served as the interim General Counsel of Krispy Kreme Doughnuts, Inc., a retailer and wholesaler of doughnuts, complementary beverages and packaged sweets, from September 2006 until April 2007. Mr. Blixt was also Executive Vice President and General Counsel of Reynolds American, Inc., a tobacco products company, from 2004 to 2006, and Executive Vice President and General Counsel for R.J. Reynolds Tobacco Holdings, Inc., a tobacco products company, from 1995 to 2004. Mr. Blixt has a Bachelor of Arts degree in English and a Juris Doctor degree from the University of Illinois at Urbana-Champaign. Mr. Blixt currently serves on the board of directors of Swedish Match AB, where he has served since 2015, and previously from 2007 to 2011. Mr. Blixt also served on the boards of directors of Atrum Coal Ltd. from 2017 until March 2021, Krispy Kreme Doughnuts, Inc. from 2007 to 2016 and Targacept, Inc. from 2000 to 2015.
Summary of experiences, qualifications and skills considered in nominating Mr. Blixt:
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Leadership and International Experience and CPG Expertise: Strong leadership capabilities and insights, particularly with major global consumer brands, from his roles as General Counsel for Krispy Kreme Doughnuts, Inc. and Reynolds American, Inc.;

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Risk & Compliance Oversight and Social Responsibility Expertise and M&A Experience: Deep expertise in risk and compliance oversight, social responsibility initiatives, including community affairs and ethics compliance, and knowledge of M&A from his extensive experience as a chief legal officer; and

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Corporate Governance Expertise: Broad understanding of governance issues facing public companies from his legal background and board service to other public companies.

Director Nominee	Experiences and Qualifications
Robert J. Coviello Age – 55 Chief Sustainability Officer and Government Affairs, Bunge Limited Director Since March 2020
Mr. Coviello has served as Chief Sustainability Officer and Government Affairs of Bunge Limited, an agribusiness and food company, since May 2019. Prior to that, he served as Bunge Limited’s Chief Growth and Strategy Officer from January 2019 until April 2019 and Managing Director, China, Southeast Asia and Australia from 2016 to 2018. Since joining Bunge Limited in 2003, Mr. Coviello has also held a variety of commercial leadership positions in Asia, Europe and the United States, including Asia Commercial Director, Agribusiness and Director, Global Operations. Prior to Bunge Limited, he served in various merchant and trading roles with Cargill, Incorporated, a provider of food, agricultural, financial and industrial products and services. Mr. Coviello has a Bachelor of Arts degree in history from Dartmouth College and a Master of Business Administration degree from Harvard Business School.
Summary of experiences, qualifications and skills considered in nominating Mr. Coviello:
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Leadership and Operational Experience: Strong leadership capabilities, insights and operational experience from his senior positions at Bunge Limited, including commercial leadership positions;

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Strategic and International Experience: Valuable experience in strategic and commercial leadership positions in Asia and Europe; and

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Risk & Compliance Oversight and Environmental, Sustainability & Social Responsibility Expertise: Deep expertise in risk and compliance oversight and strong understanding and knowledge in environmental and sustainability matters and government affairs from his experience as Chief Sustainability Officer and Government Affairs of Bunge Limited.

Director Nominee	Experiences and Qualifications
Rita Fisher Age – 53 Chief Information Officer and Executive Vice President, Supply Chain, Reynolds Consumer Products Inc. Director Since July 2023
Ms. Fisher has served as the Chief Information Officer and Executive Vice President, Supply Chain of Reynolds Consumer Products Inc., a consumer products company, since August 2017. Prior to joining Reynolds Consumer Products, Ms. Fisher served as Vice President and Head of Global Business Services for Kraft Heinz Company, a food and beverage company. During her 22 years at Kraft Heinz and its predecessor companies, she held many global and regional roles in Information Technology and Supply Chain, including Head of Global IT and Senior Director Supply Chain Transformation. Ms. Fisher has a Bachelor of Science degree in mathematics and computer science from the University of Illinois at Chicago and a Master of Science degree in computer science from DePaul University.
Summary of experiences, qualifications and skills considered in nominating Ms. Fisher:
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Leadership Experience and CPG Expertise: Strong leadership capabilities and insights from her senior positions at major global consumer brands, Reynolds Consumer Products and Kraft Heinz;

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Operational Experience: Significant operational and supply chain experience and deep understanding of manufacturing as Executive Vice President, Supply Chain at Reynolds Consumer Products, as well as various supply chain roles at Kraft Heinz; and

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Information Technology and Security Experience: Significant and valuable experience in information technology and security from her role as Chief Information Officer at Reynolds Consumer Products, as well as various information technogy roles at Kraft Heinz.

Director Nominee	Experiences and Qualifications
André J. Hawaux Age – 62 Former Executive Vice President and Chief Operating Officer, DICK’S Sporting Goods, Inc. Director Since July 2017
Mr. Hawaux served as the Executive Vice President and Chief Operating Officer of DICK’S Sporting Goods, Inc., a sporting goods retailer (“DICK’S”), from August 2015 until August 2017. He also served as DICK’S interim principal financial officer from August 2016 to September 2016, Executive Vice President, Chief Operating Officer and Chief Financial Officer from February 2015 to August 2015 and Executive Vice President, Finance, Administration and Chief Financial Officer from June 2013 to January 2015. Prior to joining DICK’S in 2013, Mr. Hawaux served as the President, Consumer Foods at Conagra Brands, Inc. (formerly, ConAgra Foods, Inc. “Conagra”), a food company, beginning in 2009. From 2006 to 2009, Mr. Hawaux served as Conagra’s Executive Vice President and Chief Financial Officer where he was responsible for the company’s Finance and Information Systems and Services organizations. Prior to joining Conagra, Mr. Hawaux served as general manager of a large U.S. division of PepsiAmericas, a food and beverage company, and previously served as Chief Financial Officer for Pepsi-Cola North America and Pepsi International’s China business unit. Mr. Hawaux has a Bachelor of Business Administration degree in accounting from Pace University and a Master of Business Administration degree in international finance from Southern New Hampshire University. He currently serves on the boards of directors of PulteGroup, Inc., where he has served since 2013, and Tractor Supply Company, where he has served since July 2022.
Summary of experiences, qualifications and skills considered in nominating Mr. Hawaux:
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Leadership, Operational, Strategic and International Experience and Retail and CPG Expertise: Strong leadership and strategic capabilities, insights and operational and international experience, particularly with major consumer focused global public companies, including as Executive Vice President and Chief Operating Officer of DICK’S and President, Consumer Foods at Conagra;

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Financial Acumen and Risk & Compliance Oversight Expertise: Deep expertise in financial reporting, internal controls and procedures and risk management and knowledge of financial and capital markets, from his extensive experience in finance executive roles with large multi-national public companies; and

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Information Technology and Security Experience: Valuable experience in information technology and security from his oversight of significant information technology projects while serving in finance executive roles at DICK’s.

Director Nominee	Experiences and Qualifications
W.G. Jurgensen Age – 71 Chairman of the Board, Former Chief Executive Officer and Director, Nationwide Financial Services, Inc. Director Since November 2016
Mr. Jurgensen was appointed Chairman of the Board in September 2017. He previously served as Chief Executive Officer and a director of Nationwide Financial Services, Inc., a diversified insurance and financial services organization, and its parent, Nationwide Mutual Insurance Company, from 2000 until his retirement in 2009. He also served as Chief Executive Officer and a director of several other companies within the Nationwide enterprise, which is comprised of Nationwide Financial, Nationwide Mutual, Nationwide Mutual Fire and all of their respective subsidiaries and affiliates. Before joining Nationwide, Mr. Jurgensen served as an Executive Vice President with Bank One Corporation (now a part of JPMorgan Chase & Co.), where he was responsible for corporate banking products, including capital markets, international banking and cash management, and later served as Chief Executive Officer for First Card, First Chicago Corporation’s credit card subsidiary. Mr. Jurgensen has a Bachelor of Business Administration degree and a Master of Business Administration degree from Creighton University. He previously served on the boards of directors of American International Group, Inc. from May 2013 to May 2023, Conagra from August 2002 to November 2016 and The Scotts Miracle-Gro Company from May 2009 until June 2013.
Summary of experiences, qualifications and skills considered in nominating Mr. Jurgensen:
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Leadership, Operational, Strategic and International Experience: Strong leadership and strategic capabilities and insights and international and operational experience, including from his service as Chief Executive Officer and other senior positions at several global financial services organizations;

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Financial Acumen and Risk & Compliance Oversight Expertise: Significant expertise in finance, accounting and risk and compliance oversight, including risk assessment and risk management experience, from his service at insurance companies; and

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Corporate Governance Expertise: Broad understanding of governance issues facing public companies from his board service to other public companies.

Director Nominee	Experiences and Qualifications
Thomas P. Maurer Age – 72 Former Partner, Ernst & Young, LLP Director Since November 2016
Mr. Maurer served as a partner of Ernst & Young, LLP, a professional services firm, until his retirement in 2011. He joined Ernst & Young in 1973 and during his career served as the global coordinating partner on the audits of large multi-national and multi-location companies in the manufacturing, consumer products, and distribution industries. Mr. Maurer was a member of the Ernst & Young Global Account Partner Group, and he served two terms on the Ernst & Young Partner Advisory Council. He also served as the leader of the Retail, Consumer Products and Industrial Products Group in Ernst & Young’s Chicago office. Mr. Maurer is a certified public accountant and has a Bachelor of Science degree in accounting from Miami University. He currently serves on the board of directors of Packaging Corporation of America, where he has served since May 2014.
Summary of experiences, qualifications and skills considered in nominating Mr. Maurer:
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Financial Acumen and Risk & Compliance Oversight Expertise: Deep expertise in financial reporting, accounting, risk and compliance and internal controls and procedures from his experience as a partner at a large, global accounting firm;

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Leadership and International Experience and CPG Expertise: Strong leadership experience and understanding of manufacturing and consumer products from senior positions at Ernst & Young, including leading the Retail, Consumer Products and Industrial Products Group, and experience working with and assisting similarly situated global companies as Lamb Weston; and

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Corporate Governance Expertise: Broad understanding of governance issues facing public companies from his board service to other public companies.

Director Nominee	Experiences and Qualifications
Hala G. Moddelmog Age – 67 President and Chief Executive Officer, Woodruff Arts Center Director Since July 2017
Ms. Moddelmog has served as the President and Chief Executive Officer of the Woodruff Arts Center, a visual and performing arts center, since September 2020. She previously served as the President and Chief Executive Officer of the Metro Atlanta Chamber from 2014 until June 2020. She was the first woman to lead the over 160-year-old organization, which covers 29 counties and more than 15 Fortune 500 companies, as well as a multitude of small and medium-sized enterprises in the 9th largest metropolitan region in the United States. From 2010 to 2013, Ms. Moddelmog was the President of Arby’s Restaurant Group, Inc., a division of Wendy’s/Arby’s Group, Inc., a quick service restaurant chain. Prior to her tenure at Arby’s Restaurant Group, Ms. Moddelmog was President and Chief Executive Officer of Susan G. Komen for the Cure, a breast cancer organization, Chief Executive Officer of Catalytic Ventures, LLC, an entity she formed to invest and consult in multi-unit retail, and President of Church’s Chicken, a subsidiary of AFC Enterprises, Inc., a quick service restaurant chain. Ms. Moddelmog has a Bachelor of Arts degree in English from Georgia Southern University and a Master of Arts degree in journalism and mass communications from the University of Georgia. Ms. Moddelmog currently serves on the board of directors of FleetCor Technologies, Inc., where she has served since April 2017.
Summary of experiences, qualifications and skills considered in nominating Ms. Moddelmog:
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Leadership Experience: Strong leadership capabilities and insights, including from her services as President and Chief Executive Officer at the Woodruff Arts Center and the Metro Atlanta Chamber;

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QSR Expertise and Operational, Strategic and International Experience: Deep knowledge of the quick service restaurant industry and international, operational and strategic experience from her service with multiple global quick service restaurant chains; and

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Corporate Governance and Social Responsibility Expertise: Strong corporate governance and social responsibility expertise, including significant experience in human capital strategy, specifically diversity, equity and inclusion, from her executive positions and board service to other public companies.

Director Nominee	Experiences and Qualifications
Robert A. Niblock Age – 60 Former Chairman of the Board, President and Chief Executive Officer, Lowe’s Companies, Inc. Director Since March 2020
Mr. Niblock served as Chairman of the Board, President and Chief Executive Officer of Lowe’s Companies, Inc., a retail company specializing in home improvement (“Lowe’s”), from January 2005 until July 2018 and as President of Lowe’s from 2011 until July 2018, after having served in that role from 2003 to 2006. Mr. Niblock became a member of the board of directors of Lowe’s when he was named Chairman- and CEO-elect in 2004. Mr. Niblock joined Lowe’s in 1993, and, during his career with the company, he also served as Vice President and Treasurer, Senior Vice President, and Executive Vice President and Chief Financial Officer. Before joining Lowe’s, Mr. Niblock had a nine-year career with Ernst & Young, LLP, a professional services firm. Mr. Niblock served as a member of the board of directors of the Retail Industry Leaders Association from 2003 until 2018 and served as its Secretary from 2012 until 2018. He previously served as its chairman in 2008 and 2009 and as vice chairman in 2006 and 2007. Mr. Niblock has a Bachelor of Science degree in accounting from the University of North Carolina, Charlotte. Mr. Niblock currently serves on the boards of directors of ConocoPhillips, where he has served since February 2010, and PNC Financial Services Group, Inc., where he has served since January 2022.
Summary of experiences, qualifications and skills considered in nominating Mr. Niblock:
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Leadership Experience and Corporate Governance Expertise: Strong leadership capabilities and insights and broad understanding of governance issues facing public companies, including from his service as Chairman of the Board and Chief Executive Officer of Lowe’s and as lead independent director at ConocoPhillips;

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Financial Acumen, Operational Experience and Risk & Compliance Oversight Expertise: Significant expertise in operations, finance, accounting and risk and compliance oversight from his service as Chief Executive Officer of Lowe’s and at Ernst & Young, LLP; and

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Strategic Experience and Retail Expertise: Strong knowledge and strategic expertise in retail from his experience as Chief Executive Officer of Lowe’s and as a member of the board of directors of the Retail Industry Leaders Association.

Director Nominee	Experiences and Qualifications
Maria Renna Sharpe Age – 64 Managing Principal, Sharpe Human Solutions, LLC Director Since November 2016
Ms. Sharpe has served as Managing Principal of Sharpe Human Solutions, LLC, a human resource consulting and commercial real estate investments company, since 2016. Prior to that, Ms. Sharpe served as Senior Vice President, Global Human Capital Management, Services & Operations at PepsiCo, Inc., a food and beverage company, from 2014 to 2016, and was Chief Human Resources Officer, PepsiCo Europe from 2010 to 2014 and Senior Vice President, Compensation, Benefits & Human Resource Systems from 2008 to 2010. From 2004 until 2008, Ms. Sharpe was Chief Human Resources Officer & Corporate Secretary of UST Inc., a tobacco products company, responsible for the company’s human resources function and corporate governance matters. Before that, Ms. Sharpe held various senior human resources and legal positions at PepsiCo, Inc., including Vice President, Benefits from 2002 to 2004, Vice President, Compensation from 1999 to 2002 and Vice President, Human Resources Counsel from 1995 to 1999. Ms. Sharpe has a Bachelor of Science degree in accounting from Syracuse University and a Juris Doctor degree from Boston University. She is licensed to practice law in multiple states. Ms. Sharpe currently serves on the board of directors of LGI Homes, Inc., where she has served since January 2022.
Summary of experiences, qualifications and skills considered in nominating Ms. Sharpe:
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Leadership, Risk & Compliance Oversight Expertise and M&A and International Experience: Strong management, leadership, risk and compliance oversight and M&A and international experience, particularly with major consumer brands, from her role as Senior Vice President, Global Human Capital Management, Services & Operations at PepsiCo, Inc.;

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CPG Expertise: Understanding of strategic and marketplace challenges for consumer products companies from her tenure with PepsiCo, Inc.; and

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Corporate Governance and Social Responsibility and Human Capital Expertise: Strong corporate governance, social responsibility and human capital expertise, including significant experience in global human capital management and labor strategy, including diversity, equity and inclusion, assessment and succession planning for executives, and design and administration of worldwide compensation, career management and benefit programs and management systems.

Director Nominee	Experiences and Qualifications
Thomas P. Werner Age – 57 President and Chief Executive Officer, Lamb Weston Director Since November 2016
Mr. Werner has served as our President and Chief Executive Officer and a member of our board of directors since November 2016. Prior to that, he served as President, Commercial Foods, for Conagra, a food company, since May 2015. In that role, he led the company’s Lamb Weston and Foodservice businesses, as well as its previously divested Spicetec Flavors & Seasonings and J.M. Swank operations. Mr. Werner also served as interim President of Conagra’s Private Brands from June 2015 through its divestiture in February 2016. Before his appointment as President, Commercial Foods, Mr. Werner served as Senior Vice President of Finance for Conagra’s Private Brands and Commercial Foods operating segments from June 2013 to April 2015, and Senior Vice President of Finance for Lamb Weston from May 2011 until June 2013. Mr. Werner has a Bachelor of Science degree in Business Administration with an accounting emphasis from Saint Mary of the Plains College and a Master of Business Administration from Rockhurst University.
Summary of experiences, qualifications and skills considered in nominating Mr. Werner:
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Leadership, Strategic and International Experience: Strong leadership and strategic capabilities and insights, particularly with major commercial customers, acquired during his tenure as President of Commercial Foods for Conagra and President and Chief Executive Officer of Lamb Weston;

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CPG Expertise and Operational Experience: Deep knowledge of strategy and business development, operations, finance, marketing and commercial customer insights, supply chain management and sustainability; and

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Financial Acumen and Risk & Compliance Oversight Expertise: Significant expertise in finance, accounting and risk and compliance oversight from his extensive experience in public company finance at Conagra and Lamb Weston.

ITEM 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC rules, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement. At our 2017 annual meeting, stockholders voted to hold these advisory “say-on-pay” votes on an annual basis, and we have submitted an advisory say-on-pay vote to our stockholders at each annual meeting since that time. Subject to this year’s advisory vote on the frequency of future advisory votes to approve executive compensation (Item 3 in this Proxy Statement), we anticipate continuing to hold an advisory say-on-pay vote on an annual basis (with the next one occurring at our 2024 annual meeting). Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our NEOs described in this Proxy Statement. As described in detail under “Compensation Discussion and Analysis,” our executive compensation program is designed to attract, retain and motivate superior executive talent, including our NEOs, who are critical to our success. At the same time, we structure our executive compensation program to focus on stockholders’ interests by incenting superior sustainable performance. Under these programs, we align pay and performance by basing a significant portion of our NEOs’ compensation on:
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achieving strategic and financial goals; and

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increasing stockholder value.

We also have strong compensation-related governance practices to protect our stockholders’ interests. You can find more information about these practices under “Board Committees and Membership—Compensation and Human Capital Committee” and “Compensation Discussion and Analysis.” These practices include the following:
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we have substantial stock ownership and share retention requirements for directors and executive officers that promote alignment of their interests with our stockholders’ interests;

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our long-term incentive program is 100% equity-based;

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more than 85% of our Chief Executive Officer’s target total compensation is at-risk incentive-based pay, of which about 65% is based on long-term performance;

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on average, 74% of target compensation is at-risk incentive-based pay for our other NEOs;

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we do not pay the tax liability related to benefits payable upon a “double trigger” event in connection with a change in control (i.e., no gross-ups);

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we employ our executive officers “at will” without individual severance agreements or employment contracts;

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we have significant risk mitigators, such as limits on incentive awards, use of multiple performance measures in our incentive plans, stock ownership and holding requirements and an executive incentive compensation recoupment (clawback) policy; and

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our policies prohibit hedging, pledging and short sales of Lamb Weston shares.

Please read “Compensation Discussion and Analysis” and “Executive Compensation Tables” in this Proxy Statement for specific details about our executive compensation program. The Compensation Committee and the Board believe that our executive compensation program for our NEOs serves our stockholders’ interests. Accordingly, we ask you to vote “FOR” the following resolution at our Annual Meeting:
“RESOLVED, that Lamb Weston’s stockholders approve, on an advisory basis, the compensation paid to Lamb Weston’s NEOs, as disclosed in this Proxy Statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive Compensation Tables and related narrative discussion.”
This “say-on-pay” vote is advisory. Therefore, it will not be binding on Lamb Weston, the Compensation Committee or the Board. However, the Board and Compensation Committee value our stockholders’ opinions and expect to consider the outcome of the vote, along with other relevant factors, when considering NEO compensation in the future.
The Board recommends a vote “FOR” the advisory approval of our NEOs’ compensation as disclosed in this Proxy Statement.

ITEM 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
The Dodd-Frank Act enables stockholders to indicate at least every six years how frequently (every one, two or three years) they want to vote on an advisory basis to approve the compensation of the NEOs, as disclosed pursuant to the SEC’s compensation disclosure rules. Stockholders last voted on frequency at the 2017 annual meeting of stockholders. They overwhelmingly voted for an annual say-on-pay vote. Under the Dodd-Frank Act, stockholders must again vote on the frequency of future say-on-pay votes at this Annual Meeting.
After careful consideration, the Board determined that an annual advisory say-on-pay vote is the most appropriate choice for Lamb Weston at this time. For the reasons described below, the Board recommends that you vote for an annual advisory say-on-pay vote.
The Board believes that stockholders should vote annually to approve executive compensation in order to provide us timely, direct input regarding our compensation philosophy, policies and practices. In addition, an annual advisory say-on-pay vote is consistent with our practice of engaging with our stockholders on corporate governance matters and our executive compensation program.
In voting on this proposal, you should be aware that you are not voting “for” or “against” the Board’s recommendation to vote for a frequency of “1 Year” for holding future advisory votes on executive compensation. Rather, you are voting on your preferred voting frequency by choosing the option of “1 Year,” “2 Years” or “3 Years.” You may also “abstain” from voting on this proposal. The choice of every one-, two- or three-year intervals that receives a majority of votes cast (or the highest number of votes cast if no choice receives a majority) will be the frequency selected by stockholders for the advisory vote to approve executive compensation. Because this vote is advisory and not binding, the Board and Compensation Committee may decide that it is in the best interests of our stockholders and Lamb Weston to hold an advisory vote on executive compensation on an interval other than the option approved by our stockholders.
The Board recommends a vote for an interval of “1 YEAR” for the frequency of future advisory votes on executive compensation.
ITEM 4. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
The Audit and Finance Committee (the “Audit Committee”) is directly responsible for the selection, appointment, compensation, retention, oversight and termination of our independent auditors. KPMG LLP, a registered public accounting firm, has served as our independent auditors since 2016 and were appointed in connection with our separation from Conagra on November 9, 2016.
Review of Independent Auditors
The Audit Committee annually reviews the performance of the independent auditors and considers whether to reappoint the firm for the following year or appoint a different firm. In determining which firm to appoint as the Company’s independent auditors for fiscal 2024, the Audit Committee considered numerous factors, including:
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firm capabilities, approach and fees;

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firm tenure as our independent auditors;

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the quality of the work that KPMG LLP has performed for Lamb Weston and its communications with the Audit Committee and management;

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KPMG LLP’s qualifications and experience auditing companies of comparable size and complexity;

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KPMG LLP’s familiarity with our global business and operations, accounting policies and practices and internal control over financial reporting;

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the potential impacts to Lamb Weston from selecting a different independent auditor, including the significant time commitment and potential distraction of resources related to changing independent auditors; and

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firm independence.

In assessing the independence of Lamb Weston’s independent auditors, the Audit Committee considered factors including the nature and amount of non-audit fees and services that the firm provides to Lamb Weston. Also, in conjunction with the required rotation of the auditing firm’s lead engagement partner at least every five years, the Audit Committee and its Chairman are involved in the selection of the independent auditor’s lead engagement partner through a process that includes candidate interviews.
The Audit Committee discusses with the independent auditors the scope of and plans for the audit and is also responsible for the audit fees associated with the retention of the independent auditors. As part of determining what firm to appoint, the Audit Committee discussed audit fees and the audit process with KPMG LLP, including the audit scope, plan and staffing.
Selection of Independent Auditors
Following its review, the Audit Committee selected KPMG LLP as Lamb Weston’s independent auditors for fiscal 2024. The Audit Committee and the Board believe that the continued retention of KPMG LLP as the independent auditor is in our and our stockholders’ best interests and are requesting, as a matter of good corporate governance, that stockholders ratify this selection.
The Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. However, if our stockholders do not ratify the selection, the Audit Committee may investigate the reasons for our stockholders’ rejection and may consider whether to retain KPMG LLP or appoint another independent auditor. Furthermore, even if the selection is ratified, the Audit Committee may appoint a different independent auditor if, in its discretion, it determines that such a change would be in Lamb Weston’s and our stockholders’ best interests.
We expect that representatives of KPMG LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders. Additional information about our independent auditors, including our pre-approval policies and KPMG LLP’s aggregate fees for fiscal 2022 and 2023, can be found below under “Board Committees and Membership—Audit and Finance Committee.”
The Board recommends a vote “FOR” the ratification of the selection of KPMG LLP as Lamb Weston’s independent auditors for fiscal 2024.
CORPORATE GOVERNANCE
We believe that having and adhering to a strong corporate governance framework is essential to our long-term success. This section describes our corporate governance framework, including our key governance principles and practices, Board leadership structure and oversight functions.
Corporate Governance Principles
The Principles articulate our governance philosophy, practices and policies in a range of areas, including: the Board’s role and responsibilities; composition and structure of the Board; establishment and responsibilities of the committees of the Board; executive and director performance evaluations; and succession planning. The Governance Committee reviews the Principles annually and recommends any changes to the Board for its consideration.
Key Corporate Governance Practices
The Board is committed to performing its responsibilities in a manner consistent with sound governance practices. It routinely reviews its processes, assesses the regulatory and legislative environment and adopts governance practices as needed that support informed, competent and independent oversight on behalf of our stockholders. Our Principles provide a summary of these practices and are available on our website as described below under “—Corporate Governance Materials.” Highlights of our corporate governance practices include:
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Annual Election of Directors. To promote greater accountability to stockholders, all of our directors stand for election annually.

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Majority Voting in Uncontested Director Elections with a Director Resignation Policy. Our bylaws require that to be elected in an uncontested election, a director nominee must receive the affirmative vote of a majority of the votes cast in the election. If an incumbent nominee is not elected, he or she is required to promptly tender a resignation to the Board, subject to acceptance or rejection by the Board. Within 90 days of the certification of the election results, the Board will publicly disclose its decision as to whether to accept or reject the resignation.

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Proxy Access. Our bylaws permit stockholders, beginning with our annual meeting of stockholders to be held in 2024, to nominate directors through proxy access. Subject to certain terms and conditions set forth in our bylaws, any stockholder, or group of up to 20 stockholders collectively, owning at least 3% of the outstanding shares of Lamb Weston common stock continuously for at least three years, may nominate director candidates for inclusion in our proxy materials.

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Majority of Directors are Independent. The Board has determined that ten of our eleven current directors—directors Bensen, Blixt, Coviello, Fisher, Hawaux, Jurgensen, Maurer, Moddelmog, Niblock and Sharpe—have no material relationship with Lamb Weston and are independent within the meaning of applicable independence standards, including the listing standards of the New York Stock Exchange (“NYSE”) and the categorical standards contained in the Principles.

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Independent Board Leadership. The Principles provide that the Board will appoint a Chairman. As described below under “—Board Leadership Structure,” the Chairman position is currently a position separate from the Chief Executive Officer position. In addition, the Principles provide that if the Chairman of the Board is not an independent director, the Board will select a lead director from the independent directors. Our Chairman, W.G. Jurgensen, is an independent director. Mr. Jurgensen’s strong leadership, strategic capabilities, insights and international and operational experience at several financial service companies; his significant expertise in finance, accounting and risk and compliance oversight, including risk assessment and risk management experience; and his broad understanding of governance issues facing public companies from his board service to other public companies has provided him with unique capabilities and insight with respect to the Company’s business, which are brought to bear in the performance of his responsibilities as Chairman.

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Independent Board Committees and Committee Charters. Each of the Audit Committee, Compensation Committee and Governance Committee is comprised entirely of independent directors and operates under a written charter that has been approved by the full Board.

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Regularly-Scheduled Executive Sessions. The Board meets on a regularly-scheduled basis and holds an executive session without management present at every regularly-scheduled meeting. The Chairman presides at the executive sessions of non-management directors.

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Board and Committee Evaluation Processes. Each of the Board, the Audit Committee, the Compensation Committee and the Governance Committee conducts a self-evaluation of its performance on an annual basis. As part of this process, in addition to discussing the evaluations as a group on the Board and committee levels, the Chair of the Governance Committee meets with each director individually.

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Stock Ownership Guidelines for Directors and Executive Officers. Directors and executive officers are subject to stock ownership guidelines.

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All non-employee directors are expected to acquire and hold shares of Lamb Weston common stock during their tenure with a value of at least $500,000. Directors are expected to acquire these shares within five years following their first election to the Board. Ownership levels for our non-employee Board members are described under “Non-Employee Director Compensation—Director Stock Ownership Requirements” below.

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Each executive officer is subject to stock ownership guidelines equal to a multiple of that person’s salary. Thomas Werner, our Chief Executive Officer, is required to own shares of our common stock having a value of at least five times his salary, and each of our other NEOs is required to own shares of our common stock having a value of at least two times his or her salary. See “Compensation Discussion and Analysis—What We Pay and Why—Other Elements of our Fiscal 2023 Executive Compensation Program” for a summary of the stock ownership of each NEO.

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Special Meetings of the Board. Our bylaws allow the Chairman of the Board, Chief Executive Officer or a majority of the Board to call special meetings of the Board.

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Limits on Board Memberships. The Principles provide that a director who is also a Chief Executive Officer of a public company should not serve on more than one public company board, apart from their own. Other directors should not serve on the boards of directors of more than four public companies, including Lamb Weston’s Board. In addition, a member of the Audit Committee may not serve on the audit committees of more than two other public companies while they are serving on our Audit Committee. All of our directors are in compliance with this policy.

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Board Refreshment. As of July 31, 2023, the average tenure of our Board members was less than 5.5 years. The Nominating and Corporate Governance Committee reviews individual director evaluations annually in connection with re-nomination processes. No director may be nominated to a new term if he or she would be over age 75 at the time of the election, unless the Board believes that such nomination is in the stockholders’ best interests.

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Anti-Pledging/Hedging Policy. Our directors and executive officers, including our NEOs, are prohibited from pledging their shares of Lamb Weston stock or hedging their ownership of Lamb Weston stock, including by trading in publicly-traded options, puts, calls or other derivative instruments related to Lamb Weston stock or debt.

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Clawback Policy. We have a clawback policy that requires excess amounts paid to any of our executive officers under our incentive compensation programs to be recovered in the event of a material restatement of our financial statements for fiscal 2018 or later fiscal years, or the occurrence of a detrimental activity (as defined in the policy), in each case, due to the officer’s fraud or dishonesty. We will revise the clawback policy in accordance with the final NYSE listing standards addressing the SEC’s adoption of Exchange Act Rule 10D-1 in October 2022.

Corporate Governance Materials
To learn more about our governance practices, you can access the following documents at https://investors.lambweston.com/corporate-governance/governance-documents. We will also provide copies of any of these documents to stockholders upon written request to the Corporate Secretary.
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Corporate Governance Principles

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Board Committee Charters

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Code of Conduct

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Code of Ethics for Senior Corporate Financial Officers

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Procedures for bringing concerns or complaints to the attention of the Audit Committee

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Procedures for communicating with the Board, the Chairman of the Board, our non-management directors as a group or, if applicable, the Lead Director

The information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC.
Board Leadership Structure
Our current Board leadership structure consists of:
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separate Chairman and Chief Executive Officer roles;

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an independent Chairman;

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all independent directors, except the Chief Executive Officer;

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independent Board committees; and

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governance practices that promote independent leadership and oversight.

Separate Chairman and Chief Executive Officer
The Principles provide the Board flexibility in determining its leadership structure. The Board’s current leadership structure is designed to promote Board effectiveness and to appropriately allocate authority and responsibility between the Board and management. Currently, W.G. Jurgensen serves as Chairman of our Board and Thomas Werner serves as our Chief Executive Officer. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is optimal at this time, as it provides the Company and the Board with strong leadership and independent oversight of management and allows the Chief Executive Officer to focus primarily on the management and operation of our business.
With separate Chairman and Chief Executive Officer roles, our Chairman can lead the Board in the performance of its duties by establishing agendas and ensuring appropriate meeting content and timely flow of information, engaging with the Chief Executive Officer and senior leadership team between Board meetings on business developments and providing overall guidance to our Chief Executive Officer as to the Board’s views and perspectives, particularly on the strategic direction of the Company. In addition, our Chairman presides over stockholder meetings, Board meetings and executive sessions of the independent directors, which occur during each regularly scheduled Board meeting, and has authority to call meetings of the independent directors. Meanwhile, our Chief Executive Officer can focus on setting the strategic direction for the Company, overseeing daily operations, engaging with external constituents, developing our leaders and promoting employee engagement at all levels of the organization. As described below, we believe that our governance practices ensure that skilled and experienced independent directors provide independent leadership.
The Board periodically evaluates its leadership structure and determines the most appropriate leadership structure at that time. In considering which leadership structure will allow it to most effectively carry out its responsibilities and best represent stockholders’ interests, the Board takes into account various factors. Among them are our specific business needs, our operating and financial performance, industry conditions, economic and regulatory environments, the current composition of the Board, the policies and practices in place to provide independent Board oversight of management, the results of Board and committee annual self-assessments, the advantages and disadvantages of alternative leadership structures based on circumstances at that time and our corporate governance practices.
Director Independence
The Board has determined that ten of our eleven current directors—Mses. Fisher, Moddelmog and Sharpe and Messrs. Bensen, Blixt, Coviello, Hawaux, Jurgensen, Maurer and Niblock—have no material relationships with Lamb Weston and are independent within the meaning of applicable independence standards. Mr. Werner is not independent since he is a Lamb Weston employee. In addition, there is no family relationship between any director or executive officer of the Company.
The Principles require that a majority of the directors meet the NYSE independence standards. For a director to be considered independent, the Board must affirmatively determine, after reviewing all relevant information, that a director has no material relationship with Lamb Weston. In making its independence determinations, the Board has established categorical independence standards, including whether a director or a member of the director’s immediate family has any current or past employment or affiliation with Lamb Weston or the independent auditors. These standards are generally consistent with the NYSE’s independence standards and are included in the Principles.
In addition to satisfying our independence standards, each member of the Audit Committee of the Board must satisfy an additional SEC independence requirement that provides that the member may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than his or her director’s compensation and may not be an “affiliated person” of Lamb Weston. Each member of the Audit Committee satisfies this additional independence requirement.
Similarly, the SEC and NYSE have adopted rules relating to the independence of members of the Compensation Committee of the Board. These rules require consideration of the source of the Compensation Committee member’s compensation, including any consulting, advisory or other compensatory fees paid to the Compensation Committee member, and the Compensation Committee member’s affiliation with us, any of our subsidiaries or any affiliates of our subsidiaries. Each member of the Compensation Committee satisfies these additional independence requirements.
Oversight of Risk Management
Our senior leadership is responsible for identifying, assessing and managing our exposure to risk. A component of this work is performed through a management-led Risk Oversight Committee, chaired by our Chief Financial Officer. In addition, we annually update Lamb Weston’s enterprise risk management (“ERM”) assessment through surveys and discussions with senior management, across functional areas and business units, and the Board. From time to time, the assessment may also include consultation with outside advisors and experts. The Company’s ERM program is designed to identify, assess and prioritize the Company’s risk exposures across various time frames, from the short-term to the long-term. Identified risks are evaluated based on their potential magnitude, likelihood and immediacy and reported to management. For certain key risks, management action plans, whether current or planned, to mitigate identified risks are evaluated and updated as necessary. Annually, our head of internal audit reviews the ERM asessment, including the methodology and approach used to identify, assess and manage risks, and discusses the key risks identified in the ERM process with the Audit Committee and the full Board, soliciting input from directors on the steps taken to mitigate risks and plans for additional mitigation in the year ahead.
The Board and its committees play an active role in overseeing management’s activities and ensuring that management’s plans are balanced from a risk/reward perspective. In performing this function, each Board committee has full access to management and may engage independent advisors. The Board and its committees perform this oversight through the following mechanisms:
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Board Discussion. Throughout the year, specific Board meetings are set aside for a discussion of our strategic plan, succession plans and annual ERM assessment and the longer-term risks and opportunities we face. At other times of the year, the Board receives reports from significant business units and functions. These presentations include a discussion of the business, regulatory, operational and other risks associated with planned strategies and tactics. The Board also receives regular legal, compliance, food safety and quality and regulatory updates from our General Counsel and Chief Compliance Officer. In addition, between regularly scheduled meetings, our Chief Executive Officer provides periodic updates on our business and conducts regular calls with the Chairman, as well as informal calls with individual directors. Other members of management also update the Board on a periodic basis between formal meetings.

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Audit Committee Oversight. Our Audit Committee provides oversight for management’s handling of our financial and operational risks. The Audit Committee’s charter requires it to review our policies on risk assessment and risk management, which includes discussing our processes for identifying and managing enterprise-wide risks facing Lamb Weston, including, but not limited to, financial risks (such as derivative and treasury risks) and operational risks. The Audit Committee also oversees our management of financial risks by, among other things, reviewing our significant accounting policies and the activities of management’s Risk Oversight Committee, maintaining direct oversight of our internal audit function and holding regular executive sessions separately with our Chief Financial Officer, Controller, head of internal audit and independent auditors. Our management provides an ERM report to the Audit Committee annually. In addition, the Audit Committee reviews with our Chief Information Officer, at least annually, our global information technology structure and strategic efforts to protect, optimize and support the growth of the Company and an assessment of our cybersecurity risk management capabilities, including discussion on cybersecurity threats and vulnerability and actions to address these risks. The Audit Committee also receives regular updates on the design and implementation of our new enterprise resource planning system. The Chair of the Audit Committee reports to the full Board on its activities.

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Compensation Committee Oversight. The Compensation Committee reviews the Company’s leadership development activities to ensure appropriate succession planning occurs and reviews the relationship between the Company’s compensation programs and risks. The Compensation Committee also regularly reviews the Company’s human capital management, including talent acquisition, development, retention and diversity, equity and inclusion. The Chair of the Compensation Committee reports to the full Board on its activities.

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Governance Committee Oversight. The Governance Committee assists the Board in managing risks associated with Board organization, membership and structure. It also assists management in the oversight of reputational risks and key public affairs matters and oversees the Company’s policies and programs related to corporate environmental, social and governance (“ESG”) strategy. While the Board annually reviews the Company’s ESG report, the Governance Committee regularly reviews updates on the Company’s performance against its ESG strategy and ESG targets, which include carbon emissions and water stewardship. The Governance Committee also annually reviews updates on our charitable foundation, community involvement and government affairs matters. The Chair of the Governance Committee reports to the full Board on its activities.

Because issues related to risk oversight often overlap, certain issues may be addressed at both the committee and full Board level.
Meeting Attendance
We expect directors to attend all Board meetings, the Annual Meeting and all meetings of the committees on which they serve. We understand, however, that occasionally a director may be unable to attend a meeting. The Board held six meetings in fiscal 2023. During the period in which he or she served, each director attended at least 75% of all meetings of the Board and the committees on which he or she served during fiscal 2023. All directors serving at the time of our 2022 annual meeting of stockholders attended such meeting.
Code of Conduct and Code of Ethics for Senior Corporate Financial Officers
We have a written Code of Conduct that applies to members of our Board and employees. The Code of Conduct is designed to reinforce our commitment to high ethical standards and to promote:
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accountability and responsibility for making good decisions and for the outcomes of those decisions;

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responsibility to one another by treating all with dignity and respect;

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responsibility to the public and our stockholders by taking responsibility for our actions;

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responsibility to our business partners by treating our business partners as equals in the quest for high business conduct standards; and

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responsibility to governments and the law by complying with applicable legal and regulatory standards.

The Code of Conduct reflects our values and contains important rules our directors and employees must follow when conducting business. The Code of Conduct is part of our global compliance and integrity program that provides support and training throughout our Company and encourages reporting of wrongdoing by offering anonymous reporting options and a non-retaliation policy.
Additionally, we have a written Code of Ethics for Senior Corporate Financial Officers (the “Code of Ethics”) that applies to our Chief Executive Officer, Chief Financial Officer and Controller, who are also subject to the provisions of our Code of Conduct. Under the Code of Ethics, these senior corporate officers are required to, among other matters:
•
act with honesty and integrity;

•
ethically handle any actual or apparent conflicts of interest between personal and professional relationships;

•
disclose to the Audit Committee any material transaction or relationship that could reasonably be expected to give rise to a personal conflict of interest;

•
provide, or cause to be provided, full, fair, accurate, timely and understandable disclosure in reports and documents that Lamb Weston files with, or submits to, the SEC and in other public communications made by Lamb Weston;

•
use, or cause to be used, all corporate assets entrusted to such officer in a responsible manner and in the best interests of Lamb Weston; and

•
promptly report any violations of the Code of Ethics to the Audit Committee and promote the prompt reporting of violations of the Company’s Code of Conduct to the persons identified in that code.

We will disclose in the Corporate Governance section of our website any amendments to our Code of Conduct or Code of Ethics and any waiver granted to an executive officer or director under these codes.
Stakeholder Engagement and Communications with the Board
We engage with our stockholders throughout the year, seeking their input and views on various matters. Our efforts help ensure that management and the Board understand and consider the issues that matter most to our stockholders and allow us to effectively address them. During fiscal 2023 and thus far in fiscal 2024, management reached out to stockholders to discuss a variety of topics, including Lamb Weston’s business strategy, financial performance, executive compensation and ESG matters. These discussions were productive, and we appreciate that our stockholders took the time to share their perspectives and questions with us. Management also regularly attends investor conferences and holds one-on-one and group meetings and calls with investors. The Board values our stockholders’ perspectives, and the feedback we received during these conversations was shared with the Board, the Compensation Committee and the Governance Committee, and continues to inform our policies and practices.
In addition to our stockholders, we regularly engage with our employees, customers, growers, suppliers and communities where we do business. In fiscal 2022, we conducted a materiality assessment with the goals of identifying the most important ESG-related issues to our stakeholders, determining current gaps in our programs and gathering feedback on what we are doing well and where we have room to improve. Materiality survey participants included both internal and external stakeholders, such as our employees, directors, investors, customers, growers and suppliers. The results of the survey have helped inform our annual ESG report, which we most recently released in June 2023. The information in this report is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. We plan to update our materiality assessment in fiscal 2024.
Interested parties may communicate with the members of the Board, our non-management directors as a group or the Chairman of the Board by writing to: Lamb Weston Holdings, Inc. Board of Directors, c/o Corporate Secretary, Lamb Weston Holdings, Inc., 599 S. Rivershore Lane, Eagle, Idaho 83616. All communications will be reviewed by the Corporate Secretary, and by internal audit as appropriate, and be reported to the Chairman of the Board. However, the Corporate Secretary routinely filters communications that are solicitations, consumer complaints, unrelated to Lamb Weston or our business or inappropriate communications.
Review of Transactions with Related Persons
The Board has adopted a written policy regarding the review, approval or ratification of transactions with related persons, or “related party transactions.” A related party transaction is one in which Lamb Weston is a participant, the amount involved exceeds $120,000 and any “related party” has or will have a direct or indirect material interest. In general, “related parties” include our directors, executive officers and 5% stockholders and their immediate family members. Under this policy, all related party transactions must be pre-approved by the Audit Committee unless circumstances make pre-approval impracticable. In the latter case, the Chair of the Audit Committee may review and approve the related party transaction, and the approval must be reported and ratified by the Audit Committee at its next regular scheduled meeting. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is fair and reasonable to Lamb Weston and the extent of the related party’s interest in the transaction. No director may participate in any approval of a related party transaction in which he or she is involved. The Audit Committee, on at least an annual basis, reviews and assesses any ongoing related party transactions to determine whether the relationships remain appropriate. The Audit Committee also reports its actions with respect to any related party transaction to the full Board.

BOARD COMMITTEES AND MEMBERSHIP
Committee Membership
The Board designates the committee members and chairs based on the Governance Committee’s recommendations. The Board has three standing committees: Audit, Compensation and Governance. The Board has a written charter for each committee. The charters set forth each committee’s roles and responsibilities. All committee charters are available on our website as discussed above under “Corporate Governance—Corporate Governance Materials.” The following table lists the current committee membership and the number of meetings held by each committee in fiscal 2023.
	Audit	Compensation	Governance
Peter J. Bensen	X
Charles A. Blixt		X	Chair
Robert J. Coviello		X	X
Rita Fisher	X
André J. Hawaux	X
W.G. Jurgensen*
Thomas P. Maurer	Chair
Hala G. Moddelmog		X	X
Robert A. Niblock	X
Maria Renna Sharpe		Chair	X
Meetings in FY 2023	7	5	4

*
Mr. Jurgensen serves as our Chairman of the Board and is an ex officio member of each committee.

Audit and Finance Committee
The Board established the Audit Committee in accordance with Section 3(a)(58)(A) and Rule 10A-3 under the Exchange Act. The Audit Committee consists entirely of independent directors, and each director meets the independence requirements set forth in the listing standards of NYSE, Rule 10A-3 under the Exchange Act and the Audit Committee charter. The Board has determined that each Audit Committee member is “financially literate” within the meaning of NYSE rules and that Messrs. Bensen, Hawaux, Maurer and Niblock are “audit committee financial experts” within the meaning of SEC regulations. No Audit Committee member received any payments in fiscal 2023 from us other than compensation for service as a director.
Under its charter, the Audit Committee is responsible for overseeing our accounting and financial reporting processes, audits of our financial statements and the appointment and retention of our independent auditors. The Audit Committee, among other duties:
•
oversees the integrity of our financial statements and financial reporting processes and reviews our annual and quarterly SEC filings and earnings releases;

•
receives reports on critical accounting policies of the Company, significant changes in the Company’s selection or application of accounting principles and the Company’s internal control processes;

•
reviews any critical audit matter identified in the independent auditor’s report;

•
appoints and retains our independent auditor, reviews the independent auditor’s compensation, reviews the qualifications, independence and performance of the independent auditor and lead audit partner and pre-approves audit and non-audit services performed by the independent auditor;

•
reviews and approves the appointment, replacement and compensation of our senior internal audit executive and oversees the performance of the senior internal audit executive and internal audit function;

•
reviews the Company’s policies on risk assessment and risk management and reports from management with respect to significant enterprise-wide risks facing the Company, including, but not limited to financial risks;

•
reviews our financial condition, including matters such as liquidity, debt levels, credit ratings and interest rate exposure, capital structure and long-term financing strategy;

•
reviews our dividend and share repurchase policies and capital expenditures;

•
reviews our information technology strategy and cybersecurity processes; and

•
reviews our compliance with legal and regulatory requirements and our codes of conduct and ethics programs.

The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any complaints we receive. Any person who has a complaint or concern about our accounting, internal accounting controls or auditing matters may communicate such complaints or concerns to the Audit Committee, which communications may be confidential or anonymous and may be submitted in writing to: Audit and Finance Committee, Lamb Weston Holdings, Inc., c/o Corporate Secretary, 599 S. Rivershore Lane, Eagle, Idaho 83616. All complaints and concerns will be reviewed by our head of internal audit, and by legal counsel and the Corporate Secretary, as appropriate. The status of all outstanding complaints or concerns will be reported at each meeting of the Audit Committee.

Audit and Finance Committee Report for the Year Ended May 28, 2023
The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing (1) the integrity of the financial statements and financial reporting processes of the Company, (2) the qualifications, independence and performance of the Company’s independent auditor and internal audit department and (3) compliance by the Company with legal and regulatory requirements, and the Company’s codes of conduct and ethics programs. The Audit Committee acts under a written charter, adopted by the Board, a copy of which is available on our website.
Management has primary responsibility for Lamb Weston’s financial statements and the reporting process, including the systems of internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements, issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and assessing the effectiveness of the Company’s internal control over financial reporting. The Audit Committee oversees the Company’s financial reporting process and internal controls on behalf of the Board.
The Audit Committee has sole authority to appoint, retain, compensate, oversee and terminate the independent auditor. The Audit Committee reviews the Company’s annual audited financial statements, quarterly financial statements and other filings with the SEC. The Audit Committee reviews reports on various matters, including: (1) critical accounting policies of the Company; (2) any critical audit matter identified in the independent auditor’s report; (3) material written communications between the independent auditor and management; (4) the independent auditor’s internal quality-control procedures; (5) significant changes in the Company’s selection or application of accounting principles; and (6) the effect of regulatory and accounting initiatives on the financial statements of the Company. The Audit Committee also has the authority to conduct investigations within the scope of its responsibilities and to retain legal, accounting and other advisors to assist the Audit Committee in its functions.
During the last fiscal year, the Audit Committee met and held discussions with representatives of Lamb Weston’s management, its internal audit staff and KPMG LLP, Lamb Weston’s independent auditor. Representatives of financial management, the internal audit staff and the independent auditor have unrestricted access to the Audit Committee and regularly meet privately with the Audit Committee. The Audit Committee reviewed and discussed with Lamb Weston’s management and KPMG LLP the audited financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended May 28, 2023.
The Audit Committee also discussed with the independent auditor the matters required to be discussed by the auditor with the Audit Committee under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee, as well as by SEC regulations. The Audit Committee also reviewed and discussed with KPMG LLP its independence and, as part of that review, received the written disclosures required by applicable professional and regulatory standards relating to KPMG LLP’s independence from Lamb Weston, including those of the PCAOB. The Audit Committee also considered whether the provision of non-audit services provided by KPMG LLP to the Company during fiscal 2023 was compatible with the auditor’s independence.
Based on these reviews and discussions and the report of the independent auditor, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Lamb Weston’s Annual Report on Form 10-K for the fiscal year ended May 28, 2023, which was filed with the SEC on July 25, 2023.
Audit and Finance Committee:
Thomas P. Maurer, Chair
Peter J. Bensen
Rita Fisher
André J. Hawaux
Robert A. Niblock

Pre-Approval Policy
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditor. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is required. These services may include audit services, audit-related services, tax services and other permissible non-audit services. The requests detail the particular service or category of service that the independent auditor will perform, as well as pre-approved spending limits. The Audit Committee reviews these requests and advises management and the independent auditor if the Audit Committee pre-approves the engagement of the independent auditor for such projects and services. The Audit Committee may delegate the ability to pre-approve audit and permitted non-audit services to a sub-committee or the Chair of the Audit Committee, provided that any such pre-approvals are reported at the next Audit Committee meeting. During fiscal 2023, the Audit Committee pre-approved all audit and non-audit services provided by the independent auditor. In addition, the Audit Committee has considered whether the services provided by KPMG LLP, other than audit services, are compatible with maintaining that firm’s independence and has concluded that KPMG LLP is independent.
Independent Auditors’ Fees
Aggregate fees for professional services rendered by our independent auditor, KPMG LLP, for fiscal years 2022 and 2023 are set forth in the table below.
	2023	2022
Audit Fees	$3,922,717	$2,570,997
Audit-Related Fees	29,688	—
Tax Fees	372,132	229,000
All Other Fees	520,000	—
Total	$4,844,537	$2,799,997

•
“Audit Fees” include (a) the audit of our consolidated financial statements, including statutory audits of the financial statements of our affiliates and (b) the reviews of our unaudited consolidated interim financial statements (quarterly financial statements).

•
“Audit-Related Fees” include professional services in connection with certain transactions.

•
“Tax Fees” include tax consultation and tax compliance services.

•
“All Other Fees” include real-time system implementation assessment services in connection with the implementation of the Company’s new enterprise resource planning system.

•
All fees above include out-of-pocket expenses.

Compensation and Human Capital Committee
Compensation Committee Interlocks and Insider Participation
The Board has determined that all of the directors who served on the Compensation Committee during fiscal 2023 are independent within the meaning of the NYSE listing standards. No member of the Compensation Committee is a current, or during fiscal 2023 was a former, officer or employee of Lamb Weston or any of our subsidiaries. During fiscal 2023, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related party transactions (for a description of our policy on related party transactions, see “Corporate Governance—Review of Transactions with Related Persons” in this Proxy Statement). During fiscal 2023, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee.

Responsibilities
The Compensation Committee’s responsibilities are more fully described in our Compensation Committee charter, and include, among other duties:
•
establishing and overseeing implementation of a total rewards philosophy for our executive officers;

•
reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer and, together with the other independent directors, at least annually evaluating the Chief Executive Officer’s performance in light of these goals and objectives;

•
reviewing and approving all compensation of our executive officers and equity awards of all officers subject to Section 16 of the Exchange Act;

•
approving all grants of equity-based awards and determining the terms and conditions of those awards;

•
reviewing directly, or with the full Board, succession plans for all executive officer positions;

•
reviewing and overseeing matters related to human capital management, including, talent acquisition, development, retention, and diversity, equity and inclusion;

•
reviewing whether the Company’s compensation programs for employees generally are designed in a manner that does not incent employees to take inappropriate or excessive risks and whether any compensation policies or practices are reasonably likely to have a material adverse effect on the Company;

•
establishing and monitoring compliance with stock ownership guidelines for our executive officers;

•
reviewing and approving the implementation and execution of the Company’s clawback policy that allows Lamb Weston to recoup compensation paid to executive officers;

•
reviewing and recommending to the Board compensation of non-employee directors, including stock ownership guidelines; and

•
retaining and terminating consultants or outside advisors for the Compensation Committee and approving any such consultant’s or advisor’s fees and other terms of engagement, including determinations regarding any conflicts of interest with such consultants or advisors.

The Compensation Committee may delegate its responsibilities to subcommittees comprised of one or more committee members or to selected members of management, subject to requirements of our bylaws and applicable laws, regulations and the terms of our stock plan.
Compensation Consultant to the Committee
The Compensation Committee retains an independent compensation consultant to assist it in evaluating executive compensation programs and advise it regarding the amount and form of executive and director compensation. It uses a consultant to provide additional assurance that our executive and director compensation programs are reasonable, competitive and consistent with our objectives.
The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“F.W. Cook”) as its independent compensation consultant. During fiscal 2023, F.W. Cook provided the Compensation Committee advice and services, including:
•
regularly participating in Compensation Committee meetings including executive sessions that exclude management;

•
consulting with the Compensation Committee Chair and being available to consult with other committee members between committee meetings;

•
providing competitive market information for executive positions and evaluating how the compensation we pay the NEOs (as described under “Compensation Discussion and Analysis”) relates both to Lamb Weston’s performance and to how the competitive market compensates executives;

•
analyzing “best practices” and providing advice about the design of the annual and long-term incentive plans, including selecting performance metrics;

•
advising on the composition of competitive market information for benchmarking pay and performance;

•
updating the Compensation Committee on executive compensation trends, issues and regulatory developments; and

•
assessing and recommending non-employee director compensation.

For the year ended May 28, 2023, F.W. Cook provided no services to Lamb Weston other than consulting services to the Compensation Committee regarding executive and non-employee director compensation. At least annually, the Compensation Committee reviews the current engagements and the objectivity and independence of the advice that F.W. Cook provides to it on executive and non-employee director compensation. The Compensation Committee considered the specific independence factors adopted by the SEC and NYSE and determined that F.W. Cook is independent and F.W. Cook’s work did not raise any conflicts of interest.
Analysis of Risk in the Compensation Architecture
In 2023, the Compensation Committee evaluated whether our compensation designs, policies and practices operate to discourage our executive officers and other employees from taking unnecessary or excessive risks. As described under “Compensation Discussion and Analysis,” we design our compensation to incent executives and other employees to achieve the Company’s financial and strategic goals that promote long-term stockholder returns. Our compensation design does not encourage our executives and other employees to take excessive risks for short-term benefits that may harm the Company and our stockholders in the long-term. The Compensation Committee uses various strategies to mitigate risk, including:
•
using both short-term and long-term incentive compensation so that executives do not focus solely on short-term performance;

•
weighting executive compensation heavily toward long-term incentives to encourage sustainable stockholder value and accountability for long-term results;

•
using multiple relevant performance measures in our incentive plan designs, so that executives do not place undue importance on one measure which could distort the results that we want to incent;

•
capping the amount of incentives that may be awarded or granted;

•
retaining discretion to reduce incentive awards based on unforeseen or unintended consequences and clawback compensation in specified circumstances;

•
requiring our top executives to hold a significant amount of their compensation in common stock and prohibiting them from hedging, pledging or engaging in short sales of their common stock;

•
not using employment contracts; and

•
not paying severance benefits on change of control events unless the affected executive is first involuntarily terminated without cause or terminates due to good reason.

F.W. Cook also reviewed the Compensation Committee’s risk analysis, including the underlying procedures, and confirmed the Compensation Committee’s conclusion below. In light of these analyses, the Compensation Committee believes that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on Lamb Weston.
Nominating and Corporate Governance Committee
The Board has determined that all of the Governance Committee members are independent within the meaning of the NYSE listing standards. The Governance Committee’s charter sets out its responsibilities. Among its responsibilities are:
•
identifying qualified candidates for membership on the Board;

•
proposing a slate of directors for election by the stockholders at each annual meeting;

•
proposing to the Board candidates to fill vacancies;

•
considering and making recommendations to the Board concerning the appropriate size, functions and policies of the Board;

•
recommending to the Board the structure, size, membership and functions of the various committees of the Board;

•
recommending to the Board corporate governance principles for the Company;

•
assessing the independence of Board members;

•
overseeing the annual evaluation of the Board; and

•
overseeing the Company’s ESG strategy.

The Governance Committee considers Board candidates suggested by Board members, management and stockholders. The Governance Committee will consider any candidate a stockholder properly presents for election to the Board in accordance with the procedures set forth in our bylaws. The Governance Committee uses the same criteria to evaluate a candidate suggested by a stockholder as the Governance Committee uses to evaluate a candidate it identifies, which are described above under “Item 1. Election of Directors—Director Nomination and Qualification,” and makes a recommendation to the Board regarding the candidate’s appointment or nomination for election to the Board. After the Board’s consideration of the candidate suggested by a stockholder, our Corporate Secretary will notify that stockholder whether the Board decided to appoint or nominate the candidate. For a description of how stockholders may nominate a candidate for the Governance Committee to consider for election to the Board at an annual meeting, see “2024 Annual Meeting of Stockholders” in this Proxy Statement.
If a potential candidate is identified, the Governance Committee will determine whether to conduct a full evaluation of the candidate. This determination is based on whether additional Board members are necessary or desirable. It is also based on whether, in light of the information provided or otherwise available to the Governance Committee, the prospective nominee is likely to satisfy the director qualifications and other factors described above under “Item 1. Election of Directors—Director Nomination and Qualification.” If the Governance Committee determines that additional consideration is warranted, it may request a third party search firm or other third party to gather additional information about the prospective nominee. The Governance Committee may also elect to interview a candidate. After completing its evaluation process, the Governance Committee makes a recommendation to the full Board.
Ability of Stockholders to Nominate Directors via Proxy Access or Advance Notice
Stockholders wishing to submit candidates for election as directors must notify our Corporate Secretary in writing by delivering or mailing a notice to our principal executive offices at 599 S. Rivershore Lane, Eagle, Idaho 83616. Such submissions must comply with the requirements set forth in our bylaws, including advance notice procedures.
If a stockholder or group of stockholders wishes to nominate a candidate directly, they may also do so in accordance with the provisions set forth in our bylaws. Specifically, our bylaws permit any stockholder, or group of up to 20 stockholders collectively, owning at least 3% of the outstanding shares of Lamb Weston common stock continuously for at least three years, to nominate director candidates for inclusion in our proxy materials. A stockholder or stockholders, as applicable, can nominate up to the greater of:
•
20% of the total number of directors on the Board, rounding down to the nearest whole number, and

•
two directors,

all in accordance with the requirements set forth more fully in our bylaws.
Under our bylaws, requests to include stockholder-nominated candidates for director in our proxy materials through this process must be received no earlier than 150 calendar days and no later than 120 calendar days prior to the first anniversary of the date on which our definitive proxy statement for the prior year’s annual meeting of stockholders was first released to our stockholders.

NON-EMPLOYEE DIRECTOR COMPENSATION
We use a combination of cash and equity-based incentive compensation to attract and retain highly qualified non-employee directors who will best represent our stockholders’ interests. With its independent compensation consultant’s assistance, the Compensation Committee annually benchmarks director compensation against an industry peer group and general industry data and considers the appropriateness of the form and amount of director compensation and the time commitment and skill level required to serve on the Board. The Compensation Committee recommends the non-employee director compensation program to the full Board for approval.
In addition, our 2016 Stock Plan limits the maximum fair market value of stock awards to be granted to a non-employee director, taken together with any cash fees payable to him or her, at $600,000 in any fiscal year. All stock awards made in fiscal 2023 to non-employee directors were significantly below this amount. See “—2023 Non-Employee Director Compensation Table” below for specific values.
A Lamb Weston employee who also serves as a director does not receive any additional compensation for serving as a director. Currently, Thomas Werner, our President and Chief Executive Officer, is the only director who is an employee. Compensation information for Mr. Werner is included under “Compensation Discussion and Analysis” and “Executive Compensation Tables” in this Proxy Statement.
Summary of 2023 Compensation Elements
The table below summarizes the cash and equity compensation elements in place for our non-employee directors during fiscal 2023.
Annual Compensation Elements(1)	Amount ($)
Board Retainer	100,000
Chairman Retainer	150,000(2)
Audit Committee Chair Retainer	25,000
Compensation Committee Chair Retainer	20,000
Governance Committee Chair Retainer	15,000
Equity Grant Value	155,000

(1)
If the Board appoints a non-employee director during the year (i.e., other than at the annual meeting of stockholders), we pay that director prorated compensation for the balance of the year. We prorate cash compensation based on the actual number of days of service and the annual equity grant value based on the number of months remaining until the next annual equity grant.

(2)
The Chairman retainer is paid in the form of stock options, granted at the same time as the directors’ annual stock award.

We pay our non-employee directors their cash retainers quarterly. Non-employee directors can defer all or a portion of their cash retainers into an interest bearing account, Lamb Weston common stock account or other investments that track investments that are permitted by Lamb Weston’s Employee Benefits Investment Committee pursuant to the Lamb Weston Directors’ Deferred Compensation Plan. This program does not provide above-market earnings (as defined by SEC rules).
Non-employee directors also receive an annual stock award in the form of restricted stock units (“RSUs”). The number of RSUs granted to each director is determined by dividing the annual equity grant value ($155,000) by the closing stock price of our common stock on the NYSE on the date of grant, rounded down to the nearest share. The RSUs vest on the earlier of the next annual meeting of stockholders or the one year anniversary of the date of grant, subject to continued service until the vesting date. Dividend equivalents accrue on the RSUs at the regular common stock dividend rate in additional RSUs. Non-employee directors may also defer receipt of their stock compensation under the Lamb Weston Directors’ Deferred Compensation Plan.

Director Stock Ownership Requirements
To further align our non-employee directors’ and our stockholders’ interests, the Board has adopted stock ownership requirements for the non-employee directors. All non-employee directors are expected to hold shares of Lamb Weston common stock in an amount equal to five times the annual Board retainer (currently $500,000). All directors must acquire this ownership level within five years after joining the Board. Directors may not sell Lamb Weston common stock until such time as the director has achieved the retention amount (except to satisfy applicable tax obligations). If a director holds the retention amount, the director may elect to sell any shares above that amount upon vesting. If a director departs from the Board, the director may not sell the retention amount until six months after his or her date of departure from the Board. All of our current directors who have served for five years or more meet the stock ownership requirements.
2023 Non-Employee Director Compensation Table
The table below presents information regarding the compensation and stock awards that we have paid or granted to our non-employee directors during fiscal 2023.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Peter J. Bensen	100,000	154,953	—	254,953
Charles A. Blixt	115,000	154,953	—	269,953
Robert J. Coviello	100,000	154,953	—	254,953
Rita Fisher(3)	—	—	—	—
André J. Hawaux	100,000	154,953	—	254,953
W.G. Jurgensen	153,984	304,947(4)	—	458,931
Thomas P. Maurer	125,000	154,953	—	279,953
Hala G. Moddelmog	100,000	154,953	—	254,953
Robert A. Niblock	100,000	154,953	—	254,953
Maria Renna Sharpe	120,000	154,953	—	274,953

(1)
Includes all retainer fees paid or deferred pursuant to the Lamb Weston Directors’ Deferred Compensation Plan.

(2)
The amounts shown in this column represent the full grant date fair value of the stock options and RSU awards granted in fiscal 2023 as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 based on the closing price of Lamb Weston shares on the grant date. The following table shows the aggregate number of outstanding stock options and RSUs held by each non-employee director as of fiscal year-end, May 28, 2023:

Name	Outstanding RSUs(a) (#)	Outstanding Stock Options (#)
Peter J. Bensen	1,883
Charles A. Blixt	1,883
Robert J. Coviello	1,883
André J. Hawaux	1,883
W.G. Jurgensen	1,883	5,128
Thomas P. Maurer	1,883
Hala G. Moddelmog	1,883
Robert A. Niblock	1,883
Maria Renna Sharpe	1,883

(a)
Includes additional RSUs accrued through a dividend reinvestment feature.

(3)
Ms. Fisher joined the Board in fiscal 2024.

(4)
The Chairman retainer is paid in the form of stock options, granted at the same time as the directors’ annual stock award.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (our “CD&A”) provides an overview of our executive compensation program for fiscal 2023 and our executive compensation philosophies and objectives.
For fiscal 2023, our named executive officers (“NEOs”) were:
Name	Title1
Thomas P. Werner	President and Chief Executive Officer
Bernadette M. Madarieta	Chief Financial Officer
Michael J. Smith	Chief Operating Officer
Sharon L. Miller	President, North America
Steven J. Younes	Chief Human Resources Officer
This CD&A is organized into the following sections:
Overview	• Fiscal 2023 Business Highlights
• Fiscal 2023 Compensation Highlights
• Our Executive Compensation Program, Philosophies and Objectives
• Our Executive Compensation Practices
• 2022 Say-on-Pay Vote and Stockholder Engagement
What We Pay and Why	• Fiscal 2023 Executive Compensation
• Alignment of Executive Compensation Program with Performance
• Base Salary
• Annual Cash Incentive Compensation (Annual Incentive Plan)
• Long-Term Incentive Compensation (Long-Term Incentive Plan)
• One-time Special Performance-Based Equity Awards
• Outstanding Performance Share Awards
• Other Elements of our Fiscal 2023 Executive Compensation Program
• Fiscal 2024 Executive Compensation Decisions
How We Make Executive Compensation Decisions	• Role of the Board, Compensation Committee and our Executive Officers
• Guidance from Independent Compensation Consultant
• Inputs to Setting Compensation Opportunity

1
Effective May 29, 2023, both Mr. Smith and Ms. Miller were appointed to the roles reflected in this table. During fiscal 2023, Mr. Smith served as our Senior Vice President and General Manager of Foodservice, Retail, Marketing Innovation, and Ms. Miller served as our Senior Vice President and General Manager, Global Business Unit.

Overview
Lamb Weston is a leading global producer, distributor and marketer of value-added frozen potato products. We offer a broad product portfolio to a diverse channel and customer base in over 100 countries. We are the number one supplier of value-added frozen potato products in North America and are also a leading supplier of value-added frozen potato products internationally, with a strong presence in high-growth emerging markets.
Fiscal 2023 Business Highlights
We delivered record net sales and earnings results in fiscal 2023, exceeding the targets in each of our financial goals, and expanded gross margin to above pre-pandemic levels. This financial performance reflects the successful execution of our strategic and operational objectives, as well as our commitment to the long-term growth of our customers. The following describes our fiscal 2023 performance, as compared to fiscal 2022.
•
Net sales increased 31% to $5,350.6 million, including incremental sales attributable to the consolidation of our operations in Europe and Argentina. Net sales growth, which excludes the benefit from acquisitions, was 20%, as we drove higher price/mix across each of our core business segments to counter input and manufacturing cost inflation. Sales volumes declined, largely reflecting the impact of exiting certain lower-priced and lower-margin business as we continue to strategically manage our customer and product mix. The decline in volume also reflected a slowdown in demand and casual dining and full-service restaurant traffic, as well as inventory destocking by certain customers in international markets and in select U.S. retail channels.

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Gross profit increased $600.1 million. Gross profit, excluding items impacting comparability, increased $645.8 million and Adjusted Gross Margin Percentage2 expanded 760 basis points to 27.9% as our pricing actions, mix improvement and productivity savings more than offset the impact of significant input cost inflation, including higher raw potato costs.

•
Adjusted EBITDA including unconsolidated joint ventures3 increased 77% to $1,226 million. The increase reflects higher income from operations, partially offset by higher selling, general and administrative expenses, which were driven largely by higher employee-related and information technology infrastructure expenses.

2
Adjusted Gross Margin Percentage is a non-GAAP financial measure. See the discussion of non-GAAP financial measures and the reconciliation to gross profit in Appendix A to this Proxy Statement.

3
Adjusted EBITDA including unconsolidated joint ventures is a non-GAAP financial measure. See the discussion of non-GAAP financial measures and the reconciliation to net income in Appendix A to this Proxy Statement.

•
Since the completion of Lamb Weston’s spinoff from Conagra, the value of our common stock has increased 261%, effective as of the last trading day of fiscal 2023. The closing market price of our common stock rose from $30.33 per share on November 10, 2016, the first trading day after our spinoff from Conagra, to $109.45 per share on May 26, 2023, the last trading day of fiscal 2023.

During fiscal 2023, we remained confident in the long-term health and growth prospects for the global frozen potato category and our company, and committed to executing our strategies, investing in our people, global production capacity, and operations so that we will continue to be well-positioned to drive sustainable, profitable growth over the long term. Key investments in fiscal 2023 included:
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The acquisition of the remaining equity interest in our joint venture in Europe, and a controlling interest in our joint venture in Argentina

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Capacity expansions in Idaho, China, Argentina and The Netherlands

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Updating our information technology infrastructure, including a new enterprise resource planning system

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Opening a new Innovation and R&D center in The Netherlands

Fiscal 2023 Compensation Highlights
Our Compensation Committee reviews our executive compensation programs and Company performance to ensure earned awards are linked to Company performance and the interests of our executives are better aligned with the interests of our stockholders. The near-term effects of a challenging inflationary operating environment continued to present margin challenges for Lamb Weston as it has for many of our peer companies. Despite these challenges, we expanded gross margins significantly in fiscal 2023.
As described in more detail below, the Compensation Committee established challenging and rigorous performance goals under each of the fiscal 2023 incentive programs, consistent with our pay-for-performance philosophy. These goals were set at the start of the Company’s fiscal 2023 and based on assumptions of underlying market conditions at that time, which included continued high inflation. To address improved confidence and certainty in the post pandemic market, the Compensation Committee, as previously disclosed, ended the temporarily broadened range of minimum and maximum performance goal levels for each of the financial targets under the fiscal 2021 and fiscal 2022 incentive plans and returned to the narrower, pre-pandemic range of minimum and maximum performance goal levels for each of the financial targets for the fiscal 2023 incentive plans. Moreover, to address the margin challenges that were present at the start of fiscal 2023, the Compensation Committee replaced the cash flow from operations metric with an Adjusted Gross Margin Percentage metric in the fiscal 2023 Annual Incentive Plan (“AIP”). Additionally, the Compensation Committee reinstated a three-year financial performance period for performance share awards (“PSAs”), placing an equal weighting between the Relative Total Shareholder Return against the S&P 500 Packaged Foods and Meats peer companies and the Compounded Annual Growth Rate for Adjusted EBITDA, including unconsolidated joint ventures metrics. In making these changes, the Compensation Committee reduced the amount of incentive metric overlap between the short- and long-term incentive plan designs.
Consistent with its philosophy to ensure earned awards are linked to Company performance, the Compensation Committee performed a quantitative and qualitative review of fiscal 2023 performance results, taking into consideration information known at the end of the performance period to determine whether the preliminary earned awards were aligned with underlying Company performance. The target net sales, Adjusted Gross Margin Percentage, and Adjusted EBITDA including unconsolidated joint ventures performance goals for the AIP required year-over-year growth of 17.6%, 13.5% and 21.3%, respectively. At end of fiscal 2023, long-term shareholder return increased from the prior year. As shown in the chart below, total shareholder return since our spin-off from Conagra was 293%, with the most recent fiscal 3-year total shareholder return increasing to 90%. In the last fiscal year alone, stockholders experienced 63% year-over-year stock price appreciation—number one amongst S&P 500 food and meat companies—driven largely by our record year in net sales and improved margins across all our business segments. Despite a challenging environment of continued inflationary pressures, we successfully recovered margins to pre-pandemic levels faster than anticipated, as a result of our extensive actions to offset input cost inflation, including executing pricing actions, improving product mix and adapting our supply chain to changing global dynamics. As a result of these actions, the Company outperformed the established net sales, Adjusted Gross Margin Percentage and Adjusted EBITDA targets and drove actual year-over-year growth at 31%, 36% and 77% respectively, each of which exceeded the maximum payout levels under our AIP.

Historical Cumulative Total Shareholder Return
293%
TSR since spin
189%
142%
121%
112%
107%
52%
36%
31%
17%
90%
26%
7%
-12%
-5%
-1%
15%
14%
FY17
FY18
FY19
FY20
FY21
FY22
FY23
LW TSR since spin
S&P 500 Food and Meats Index TSR since LW spin
LW Rolling 3-Yr. TSR
S&P 500 Food and Meats Index Rolling 3-Yr TSR

In recognition of the extraordinary performance described above (achieving top year-over-year stockholder returns, AIP financial metrics in excess of the plan’s maximum award levels, and a record year in net sales) and consistent with the minimum and maximum performance ranges established at the beginning of fiscal 2023, the Compensation Committee approved the fiscal 2023 AIP awards for each of our NEOs at 200%.
For the fiscal 2023 Adjusted EBITDA Compounded Annual Growth Rate PSA year one sub-period performance achievement, year-over-year growth at 77% exceeded the three-year compounded annual growth rate financial threshold for the maximum payout level under the Long-Term Incentive Plan, and for the same reasons described above for the fiscal 2023 AIP, the Compensation Committee approved the performance for the year one sub-period award achievement at 200%.
Below is a summary of the fiscal 2023 earned award achievement certified by the Compensation Committee:
•
Fiscal 2023 AIP performance achievement at 200% of fiscal year target opportunity.

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Fiscal 2023-2025 Adjusted EBITDA Compounded Annual Growth Rate PSA year one sub-period performance achievement at 200% of target opportunity (this represents one-third of the three-year Adjusted EBITDA Compounded Annual Growth Rate PSA performance period with units ultimately earned at the end of fiscal 2025 based on the average achievement over the three years).

As previously disclosed in our Current Report on Form 8-K and 2022 proxy statement filed with the SEC on July 26, 2022 and August 9, 2022, respectively, the Compensation Committee approved one-time equity awards of performance-based units and stock options to certain executive officers of the Company, including the Company’s NEOs, to further incentivize management to enhance stockholder value over the long-term and to ensure that we retain critical executive talent during a period of significant transformation, major international expansion and continued uncertainty in the post pandemic market. While the grants to our NEOs are significant, the independent members of the Board determined, after careful consideration and discussion, that it was in the best interests of the Company and its stockholders to retain and incentivize Mr. Werner and his executive team to continue to lead the Company during this time of significant international expansion, while delivering superior performance worldwide. The independent members of the Board determined that these equity grants, which the Compensation Committee believes are 100% performance-based, were the best way to accomplish this. Specifically, the Compensation Committee determined that linking 50% of such grants to share price increases, and linking the other 50% to Total Shareholder Return (“TSR”) targets, ensured that, in order for our NEOs to realize any significant value from these one-time performance-based equity grants, the Company—and our NEOs—must deliver significant stockholder value. If the Company does not meet the minimum absolute TSR threshold targets for the leveraged performance units (“LPUs”), none of the LPUs granted to Mr. Werner and the other NEOs will vest. If the Company’s stock price does not exceed the exercise price of the options, the options will have no value.
As part of the independent directors’ deliberations, they considered the contributions and active roles Mr. Werner and the other NEOs played, and continue to play, in the Company’s journey in building a sustainable, long-term growth company. Since our spin-off from Conagra in 2016, Mr. Werner and our other NEOs have had a strong performance record of year-over-year growth until the COVID-19 pandemic and subsequent extreme summer heat in 2022 impacting our potato crops in the Pacific Northwest. And, during these unprecedented challenges, Mr. Werner and our other NEOs took actions to mitigate stockholder losses. Many of these actions, while challenging, have strengthened the Company and positioned it for an even greater long-term growth potential. These one-time awards are designed to ensure that these executives’ interests are strongly aligned with those of our stockholders, and the Compensation Committee believes our NEOs are critical to the Company’s long-term success. Mr. Werner’s leadership and vision are at the core of our significantly improved performance, and the Committee believes it is his continued commitment to driving sustainable long-term growth and investing in our people, global supply chain infrastructure and products that will drive our success as we move into the future. In light of this track record of success, other consumer packaged goods companies have attempted to recruit members of our executive team. With this awareness, the independent members of the Board considered the potential for disruption to Lamb Weston and its business, as well as the impact on stockholder value, if Mr. Werner or other NEOs were to leave the organization during this critical time. The independent directors determined that it was in the best interests of Lamb Weston and its stockholders to retain him and our other NEOs. Moreover, fiscal 2023 was an extraordinarily transformative year for the Company. We increased our ownership interest in an Argentina joint venture from 50% to 90%, completed the acquisition of the remaining ownership interest in our European joint venture and announced a new capital expansion project in Argentina, while also continuing significant expansion projects in China and the United States and designing a new enterprise resource planning system. We also communicated changes in roles and responsibilities for our executive leadership team, which are designed to further facilitate greater agility and long-term, sustainable growth potential. Maintaining continuity of leadership is critical to the success of these transformative initiatives and to the creation of long-term value for our stockholders.
As shared in last year’s proxy statement, these special performance-based equity awards are intended to be a one-time event. Further, when setting NEO target compensation for fiscal 2024, the Committee took the special equity awards into consideration when comparing NEO compensation against the median compensation benchmarks. The Committee intends to continue this practice when setting target compensation for fiscal 2025.
Our Executive Compensation Program, Philosophies and Objectives
Our Compensation Committee and management believe that compensation is an important tool to recruit, retain and motivate the executives on whom we rely for current and future success.
Our compensation program is designed to accomplish the following:
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align executives’ interests with stockholders’ interests;

•
encourage achievement of strategic objectives and creation of stockholder value;

•
provide opportunities that integrate pay with annual and long-term performance;

•
maintain a compensation program that provides a competitive total opportunity;

•
recruit, retain and motivate talented executives who drive our success;

•
manage cost and share dilution; and

•
ensure compensation plans do not encourage inappropriate risk taking.

The Compensation Committee seeks to target total executive compensation opportunities at levels consistent with those of similarly sized companies in the consumer packaged goods industry. The current NEOs’ compensation is weighted toward programs contingent upon our annual and long-term performance and incorporates multiple vesting periods to strengthen the long-term focus and stockholder linkage and promote behavior consistent with our long-term strategic plan.
Our Executive Compensation Practices
The Compensation Committee reviews our executive compensation program on an ongoing basis to evaluate whether it supports our Company’s executive compensation philosophies and objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:
What We Do
✓	Rely on a mix of financial goals to prevent over-emphasis on any single metric.
✓	Place a significant portion of pay at risk.
✓	Require stock ownership and share retention requirements for our executive officers and non-employee directors.
✓	Require both a change of control and termination of employment for accelerated equity vesting to occur in connection with a change of control (i.e., double-trigger).
✓	Maintain a clawback policy that requires the forfeiture or recoupment of awards for our executive officers under our incentive plans in the event of detrimental conduct by the executive officer or a material restatement of our financial statements resulting from the fraudulent or dishonest actions of the executive officer.
✓	Use a range of strong processes and controls, including Compensation Committee and Board oversight, in our compensation practices.
✓	Use an independent compensation consultant who performs no other work for the Company.
✓	Pay incentive compensation to our NEOs only after our financial results are complete and the Compensation Committee has certified our performance results.
What We Don’t Do
×	No director or executive officer may pledge or hedge ownership of our stock.
×	No individual employment agreements or severance agreements with our executive officers.
×	No re-pricing of options without stockholder approval and no backdating of options.
×	No change of control agreements have excise tax “gross-up” protection.
×	No compensation programs that encourage unreasonable risk taking will be implemented.
×	No member of management is involved in decisions regarding their own compensation.

2022 Say-on-Pay Vote and Stockholder Engagement
We engage with our stockholders throughout the year, seeking their input and views on various matters, including Lamb Weston’s business strategy, financial performance, executive compensation and environmental, social and governance matters. See “Corporate Governance—Stakeholder Engagement and Communications with the Board” for a discussion of our engagement with stockholders.
Our executive compensation programs have been aligned with best practice and historically we have received strong support from our stockholders as part of the annual non-binding say-on-pay vote. The Compensation Committee upholds the integrity of our pay-for-performance philosophy by establishing challenging and rigorous performance targets, completing qualitative reviews at the end of each fiscal year and exercising its authorized discretion to lower or raise incentive plan award achievement levels to accurately reflect circumstances that were within management’s ability to control and influence. At our 2022 annual meeting of stockholders, approximately 85% of the votes cast on our 2022 advisory “say-on-pay” proposal were cast FOR our executive compensation program; historically, our overall average approval rating has been 96% since we first became an independent company in November 2016 following our spin-off from Conagra. The Compensation Committee reviewed these results, as well as the feedback that we received from our stockholders during our ongoing stockholder engagement efforts, including comments received on the one-time performance-based equity awards, and determined the Company’s executive compensation philosophies and program are appropriate and designed to align our NEOs’ interests with stockholders’ interests. As a result, the Compensation Committee made no material changes to our executive compensation programs directly in response to the 2022 stockholder advisory say-on-pay vote. We continually reach out to stockholders to ensure we maintain proper alignment of our executive compensation programs with stockholder interests.

What We Pay and Why
Fiscal 2023 Executive Compensation
Leading into fiscal 2023, the Compensation Committee considered the appropriateness of our executive compensation program relative to our executive compensation philosophy as described above under “—Overview—Our Executive Compensation Program, Philosophies and Objectives” while also taking into account the continued recovery from the COVID-19 pandemic environment. The Compensation Committee approved a fiscal 2023 compensation program that consisted of the following key components, all of which are intended to be part of a regular, ongoing structure:
Core Elements	Description of Element (e.g., Fixed or Variable)	Objective
Base Salary	Fixed compensation component
•
Reflects the individual role and responsibilities, performance, and experience of each NEO and importance of the role for our Company

•
Provides an annual fixed base level of cash compensation for fulfillment of job responsibilities

Annual Incentive Plan (“AIP”)	Performance-based cash compensation
•
Payout determined based on Company performance against pre-established metrics

•
Drives executive performance by aligning compensation to the achievement of annual financial targets that are linked to our long-term strategy

Long-Term Incentive Plan (“LTIP”)
Performance-based and at-risk, time-vested equity compensation
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Delivered in the form of performance share awards (“PSAs”) and restricted stock units (“RSUs”)

•
PSAs represent 60% of LTIP opportunity

◦
Three-year performance period

◦
Number of shares received will range from 0% to 200% of the target units granted based on fiscal 2023-2025 Company performance against pre-established metrics

•
RSUs represent 40% of LTIP opportunity

◦
Three-year ratable vesting; approximately 1/3 vests on each of the first three anniversaries of the grant date

•
Share-based awards are intended to align the interest of NEOs and stockholders

•
Three-year ratable vest for RSUs drives executive focus on sustained long-term growth and profitability, thereby fostering long-term value creation for our stockholders

Change of Control Severance Benefits	Severance protection upon terminations without cause or for good reason in connection with a change in control	• Provide our NEOs with income protection; support our executive retention goals; and encourage our NEOs’ independence and objectivity in considering potential change in control transactions

As illustrated in the charts below, the majority of our executive compensation opportunities for our NEOs under the regular, ongoing structure was variable and linked to financial goals.
CEO
Fiscal 2023 Total Compensation at Target Pay Mix (excluding one-time performance-based equity award)
NEOs (Excluding CEO)
Average Fiscal 2023 Total Compensation at Target Pay Mix (excluding one-time performance-based equity awards)

In addition to the regular, ongoing core structure described above, in fiscal 2023, the Compensation Committee granted one-time special performance-based equity awards to each of our NEOs as part of the Board’s executive retention and incentive program. Such awards are intended to further incentivize management to enhance stockholder value over the long-term and to retain our NEOs amidst significant and transformational organizational changes. For more information regarding the Compensation Committee’s decision to grant these awards, see the “—Overview—Fiscal 2023 Compensation Highlights” section above and “—One-time Special Performance-Based Equity Awards” below. This one-time incentive will not be recurring and consisted of the following key components:
Element	Description of Element (e.g., Fixed or Variable)	Objective
One-time Special Performance-Based Equity Awards
Performance-based and at-risk equity compensation
•
Delivered in the form of leveraged performance units (“LPUs”) and stock options

•
LPUs represent 50% of the one-time opportunity

◦
Three-year performance period

◦
Number of shares received will range from 0% to 300% of the target units granted based on fiscal 2023-2025 Company performance against pre-established stockholder return metrics

•
Stock options represent 50% of the one-time opportunity

◦
Seven-year term where the stock options vest ratably 33%, 33% and 34% on each of the 1st, 2nd and 3rd grant date anniversaries, respectively

•
Payout of LPUs determined based on achievement of long-term, rigorous “stretch” stockholder-return metrics requiring significant over-performance

•
Share-based awards are intended to align the interests of NEOs and stockholders

•
Stock option compensation for executives directly linked to positive stockholder value creation

In connection with the onboarding of Mr. Younes as our new Chief Human Resources Officer, Mr. Younes also received a special cash retention bonus of $1,395,912 as a further stimulus to finalize his relocation from the greater New York City region to our global headquarters in Eagle, Idaho and retain his significant experience and capability in human capital management to execute our people strategy during a time of significant organizational changes. 100% of this payment is subject to repayment if he were to leave before the first anniversary of the payment date; 50% is subject to repayment if he were to leave between the first and second anniversaries of the payment date.
Alignment of Executive Compensation Program with Performance
Consistent with our executive compensation philosophy as described above under “—Overview—Our Executive Compensation Program, Philosophies and Objectives,” our executive compensation program is designed to promote sustained long-term profitability and stockholder value creation. Pay elements and performance measures are selected based on our belief that they provide competitive levels of pay and are based on the fundamental financial measures of successful company performance and long-term value creation. By tying a significant portion of our NEOs’ compensation to these fundamental financial measures, we believe it aligns the Company’s short- and long-term objectives with long-term stockholder value creation.
In determining the fiscal 2023 mix of regular, ongoing compensation elements and executive compensation levels for each NEO, the Compensation Committee evaluated the following items:
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each NEO’s performance, experience and importance of the role;

•
competitive market information for similar positions, considering the value potentially realizable by our NEOS from the one-time performance-based equity grants;

•
Company performance and strategy;

•
executive compensation program practices at peer companies; and

•
input from the Compensation Committee’s independent compensation consultant.

In addition to reviewing company performance, strategy and individual performance and experience, the Compensation Committee also noted that the regular, ongoing total target compensation levels for Thomas Werner, Michael Smith, Sharon Miller and Steven Younes were all meaningfully below the competitive market median for similar positions in our peer group, which is described in more detail below, and despite the Compensation Committee’s best intent to make prior market adjustments for continued alignment with peers, our NEOs still continued to lag the market median by up to 20% in fiscal 2023. As presented above, competitive market pay is just one of several factors considered when establishing target compensation levels, and in recognition of the value potentially realizable from the one-time special equity awards, the Compensation Committee determined not to make any adjustments to the core target direct compensation components of base salary, short-term incentive and regular long-term incentive compensation targets.
Base Salary
For fiscal 2023, in recognition of the one-time special performance-based equity awards and desire to further incentivize long-term value creation for stockholders, the Compensation Committee left base salaries unchanged from fiscal 2022 for each of our NEOs. The annual base salaries for our NEOs for fiscal 2022 and 2023 are shown in the table below.
Named Executive Officer	Fiscal 2022 Base Salary	Fiscal 2023 Base Salary
Thomas P. Werner	$1,100,000	$1,100,000
Bernadette M. Madarieta	$570,000	$570,000
Michael J. Smith	$675,000	$675,000
Sharon L. Miller	$580,000	$580,000
Steven J. Younes(1)	$425,000	$425,000

(1)
Mr. Younes’s salary in fiscal 2022 was effective January 17, 2022 in connection with him joining the Company as Chief Human Resource Officer.

Annual Cash Incentive Compensation (Annual Incentive Plan)
All NEOs participated in our fiscal 2023 AIP, which aligns annual cash compensation with achievement of the financial goals shown below. For fiscal 2023, the Compensation Committee approved three annual incentive financial measures for alignment with the Company’s annual financial objectives: net sales, Adjusted EBITDA including unconsolidated joint ventures and Adjusted Gross Margin Percentage. The Compensation Committee believes net sales and Adjusted EBITDA including unconsolidated joint ventures have historically provided, and will continue to provide, a balanced overall incentive to driving achievement of the Company’s strategic objectives. Although our third financial metric had historically been cash flow from operating activities, the Compensation Committee felt strongly that for fiscal 2023 a gross margin metric, specifically Adjusted Gross Margin Percentage, would be better aligned with stockholders’ interests in driving margin expansion back to pre-pandemic levels. The Compensation Committee believes all NEOs participating in the AIP should be tied to the same metrics and financial targets to promote a focused view on overall Company results. Appendix A to this Proxy Statement provides a reconciliation of Adjusted EBITDA including unconsolidated joint ventures and Adjusted Gross Margin Percentage, non-GAAP financial measures, to net income and gross profit, respectively.
Fiscal 2023 Annual Incentive Plan Award Opportunity and Results
Financial Metric (dollars in millions)	Weight	Threshold (25% payout)	Target (100% payout)	Maximum (200% payout)	Adjusted Results	Approved Payout %
Net sales	25%	$4,770	$4,892	$5,039	$5,351	200%
Adjusted Gross Margin Percentage	25%	20.9%	22.7%	25.0%	27.9%	200%
Adjusted EBITDA including unconsolidated joint ventures	50%	$829	$901	$991	$1,242	200%
Final Approved Payout as a Percentage of Target Award Opportunity: 200%
As described above under “—Overview—Fiscal 2023 Compensation Highlights,” the Compensation Committee established rigorous financial metric targets based on the best business information and forecasts available to the Company at the beginning of fiscal 2023, during a challenging inflationary operating environment. To address greater confidence and certainty in the post pandemic market, the Compensation Committee, as previously disclosed, ended the temporarily broadened range of minimum and maximum performance goal levels for each of the financial targets it had made under the fiscal 2021 and fiscal 2022 incentive plans and returned to the pre-pandemic narrower range of minimum and maximum performance goal levels for each of the financial targets for the fiscal 2023 incentive plans. Specifically, the Compensation Committee (i) increased the minimum performance level from 95% to 97.5% of the target performance goal and lowered the maximum performance level from 105% to 103% of the target performance goal for net sales;

(ii) increased the minimum performance level from 80% to 92% of the target performance goal and lowered the maximum performance level from 120% to 110% of the target performance goal for Adjusted EBITDA including unconsolidated joint ventures.
After taking into account reported results for the full fiscal 2023 year and before the adjustments to remove the impact of mark-to-market gains and losses which are outside the Company’s ability to control, we achieved net sales of $5.351 billion, versus a full year target of $4.892 billion; Adjusted Gross Margin Percentage of 27.6%, versus a full year target of 22.7%; and Adjusted EBITDA including unconsolidated joint ventures of  $1,226 million, versus a full year target of $901 million, for AIP award payout purposes.
After (i) completing a qualitative review to validate performance achieved accurately reflected underlying business performance, including recognition of having the highest one-year TSR performance relative to peer companies, (ii) acknowledging the actions members of management took to mitigate high input cost inflation to expand margins back to pre-pandemic levels, and (iii) adjusting to remove the impact of mark-to-market gains and losses, the Compensation Committee approved the payout percentage at 200%, the maximum allowed under the AIP. The results for the financial metrics are shown in the “Fiscal 2023 Annual Incentive Plan Award Opportunity and Results” table above.
The adjustments noted above to remove the impact of mark-to-market gains and losses, merger and acquisition costs and impact on overall full year fiscal performance results are consistent with pre-defined allowable adjustments the Compensation Committee introduced with the fiscal 2023 incentive plan decisions. Both our AIP and LTIP are generally designed to incentivize management and other employees by tying payout to specific Company performance results, including by use of the following metrics in fiscal 2023: (i) Adjusted EBITDA including unconsolidated joint ventures, (ii) Adjusted Gross Margin Percentage and (iii) net sales. However, in order to be consistent with the Company’s public filings, account for material unplanned events and prevent unusual gains and losses from significantly impacting incentive payouts, either negatively or positively, in a way that is not indicative of underlying business performance, the Compensation Committee approved certain pre-determined adjustments with respect to the three performance measures listed above. These adjustments include, but are not limited to, the following types of unplanned events:
•
restructuring charges

•
expenses associated with M&A and integration related activities

•
material changes in business, operations, corporate or capital structure

•
impairments on intangible assets

•
results of discontinued operations

•
foreign exchange or hedge-related gains and losses

•
non-operating/non-cash gains and losses

•
litigation or claim adjudication, judgments, or settlements

•
adjustments to prior tax year liabilities

•
cumulative effects of accounting charges

•
extraordinary, unforeseeable events, such as natural disasters or the impact of social or political unrest outside of management’s control

The Compensation Committee believes approval of these types of adjustments will allow our management and other employees to focus on the fundamentals of the Company’s underlying business performance without concern about the potential impact of unplanned or unusual gains or losses on incentive award payouts.

In July 2022, for fiscal 2023, the Compensation Committee left the target AIP award opportunity for each of our NEOs unchanged from fiscal 2022 in recognition of the additional value potentially realizable under the one-time special performance-based equity awards. The target award opportunity and earned amounts after the adjustments described above under our fiscal 2023 AIP for our NEOs are shown in the table below.
NEO	AIP Target as % of Salary	Fiscal 2023 AIP Target Award	Fiscal 2023 AIP Payout %
Thomas P. Werner	150% of salary	$1,650,000	200%
Bernadette M. Madarieta	100% of salary	$570,000	200%
Michael J. Smith	100% of salary	$675,000	200%
Sharon L. Miller	100% of salary	$580,000	200%
Steven J. Younes(1)	70% of salary	$297,500	200%

(1)
Mr. Younes’s AIP target was established in connection with him joining the Company as Chief Human Resource Officer effective January 17, 2022.

Long-Term Incentive Compensation (Long-Term Incentive Plan)
The Compensation Committee believes in aligning our NEOs’ interests with those of our stockholders. The significant extent to which equity was included in our NEOs’ compensation opportunities evidences this belief. All NEOs participated in our fiscal 2023 LTIP, our regular long-term incentive plan, which aligns long-term compensation with the achievement of pre-determined financial goals. For fiscal 2023, 60% of the long-term program was comprised of PSAs with a 3-year performance period for all NEOs to further support a pay-for-performance culture and alignment with long-term stockholder value creation.
For all NEOs, the regular fiscal 2023 LTIP awards were comprised of a mix of PSAs and RSUs, with a heavier emphasis placed on PSAs as shown in the chart below.
Restricted Stock Units.   RSUs are designed to provide an incentive for executive officers to enhance stockholder value. All of the NEOs’ RSUs granted in fiscal 2023 will vest ratably, 33%, 33% and 34% on the first, second and third anniversaries of the date of grant, respectively. Dividend equivalents are accrued on the RSUs at the regular dividend rate in additional RSUs and are subject to the same time-vesting restrictions as the underlying RSUs.
Performance Share Awards.   In fiscal 2023, as previously disclosed, we returned to a three-year performance period for our financial metrics for the PSAs granted to our NEOs. The fiscal 2023 PSAs are equally weighted between relative TSR performance against the S&P 500 Packaged Foods and Meats companies (“TSR Peer Group”) and three-year compounded annual growth (“CAGR”) targets for Adjusted EBITDA including unconsolidated joint ventures and are designed to represent an opportunity to earn a defined number of shares of our common stock if we achieve pre-set three-year performance targets. At the beginning of the three-year performance period, the threshold, target and maximum relative TSR and Adjusted EBITDA CAGR performance targets are set by the Compensation Committee for the entire three-year performance period. The threshold, target and maximum relative TSR performance for the three-year performance period is determined as a percentile rank within the TSR Peer Group. The threshold, target and maximum Adjusted EBITDA CAGR growth goal for each of the three years in the performance period is determined as a percentage increase or decrease over the actual results from the prior year. As a result, achieving the three-year Adjusted EBITDA CAGR goal levels during the second and third year of the performance period requires sustained growth over the three-year period. Achievement is measured in annual sub-periods by comparing year-over-year growth against the three-year CAGR targets, and then the average achievement across the three-year performance period is used in determining the number of PSAs earned under the Adjusted EBITDA CAGR performance metric. Dividend equivalents are accrued for both the relative TSR and Adjusted EBITDA CAGR performance metrics on the portion of the performance shares actually earned at the regular dividend rate in additional performance shares and are subject to the same time and performance vesting restrictions as the underlying PSAs.
The three-year relative TSR and three-year CAGR targets are intended to be challenging and appropriately incentivize management to continue to grow Adjusted EBITDA and align award achievement with the Company’s TSR performance relative to our peers. Targets are set based on the proposed business plan, and a rigorous process is undertaken to determine the range of performance for each measure. The Compensation Committee relies upon its experience and business judgment in establishing goals and believes they are set at levels that require strong performance for a target payout and exceptional performance for maximum payout. We do not disclose the forward-looking three-year performance targets for our PSAs as the disclosure could result in competitive harm and be detrimental to our operating performance. However, at the completion of the three-year performance period, we intend to retrospectively disclose the performance targets and payouts for the PSAs.
Relative TSR Peer Group—S&P 500 Packaged Foods and Meats Companies
The below list reflects the companies in the S&P 500 Packaged Foods and Meats index as of May 28, 2023
• Campbell Soup Company • Conagra Brands, Inc. • General Mills, Inc. • Hormel Foods Corporation	• Kellogg Company • McCormick & Company, Incorporated • Mondelez International, Inc. • The Hershey Company	• The J. M. Smucker Company • The Kraft Heinz Company • Tyson Foods, Inc.

For fiscal year 2023, consistent with the decisions on base salary and AIP award opportunity in recognition of the potential value realizable under the one-time special performance-based equity awards, the Compensation Committee decided in July 2022 to leave the target LTIP compensation opportunities unchanged for each of our NEOs from fiscal 2022 for the regular, recurring LTIP structure. The target LTIP compensation opportunity and the target number of annual RSUs and PSAs granted to our current NEOs during fiscal 2023 under the regular, recurring LTIP structure are shown below.
Named Executive Officer	Fiscal 2023 LTIP Target	Award Type	Fiscal 2023 Target	Fiscal 2023 Target Units
Thomas P. Werner	$5,250,000	PSA	$3,150,000	33,009
		RSU	$2,100,000	26,362
Bernadette M. Madarieta	$1,140,000	PSA	$684,000	7,167
		RSU	$456,000	5,724
Michael J. Smith	$1,350,000	PSA	$810,000	8,488
		RSU	$540,000	6,778
Sharon L. Miller	$1,160,000	PSA	$696,000	7,293
		RSU	$464,000	5,824
Steven J. Younes(1)	$600,000	PSA	$360,000	3,771
		RSU	$240,000	3,012

(1)
Mr. Younes’s LTIP target was established in connection with him joining the Company as Chief Human Resource Officer effective January 17, 2022.

One-time Special Performance-Based Equity Awards
As previously disclosed in our Current Report on Form 8-K and 2022 proxy statement filed with the SEC on July 26, 2022 and August 9, 2022, respectively, and described above under “—Overview—Fiscal 2023 Compensation Highlights,” the Compensation Committee approved one-time equity awards of performance-based units and stock options to certain executive officers of the Company, including the Company’s NEOs, as part of the Board’s executive retention program and to further incentivize management to enhance stockholder value over the long-term. In consideration of these factors, the Board approved these one-time performance-based equity and stock option grants, intending to strike an appropriate balance between providing a meaningful long-term retention incentive for our NEOs and providing rigorous performance thresholds to drive long-term value creation for stockholders. These one-time awards are not part of the regular target executive compensation program and will not be awarded on a regularly recurring basis.
The tables below outline the design of these one-time equity awards, including details on the performance required to realize compensation by our NEOs, and the target award values for the awards granted to our current NEOs. The target award values for each NEO was distributed equally between a one-time stock option grant and a one-time LPU grant. Our NEOs will realize compensation from the LPUs only to the extent our stock price increases by the end of a 3-year performance period, thereby directly incentivizing enhancing stockholder value.

Design Element	50% Stock Options	50% Leveraged Performance Units (LPUs)
Award Description	• Traditional stock options with exercise price equal to our closing stock price on the grant date
•
Performance share award tied to stock price appreciation with higher leverage than our normal PSAs in the regular LTIP. As explained below, NEOs can earn up to 300% of target shares for realizing stock price appreciation and value creation for stockholders

Performance Based Vesting
•
The Compensation Committee believes stock options are performance based, because NEOs only realize value if our stock price increases

•
Stock options vest and become exercisable in annual tranches, with 1/3 of the stock options vesting on each grant date anniversary

•
Performance-based vesting tied to stock price appreciation. The percentage of LPUs that vest, if stock price performance falls between the Minimum and Max thresholds above, will be linearly interpolated

•
Stock price appreciation will be based on the difference between the closing price of Lamb Weston common stock on the LPU date of grant and the 20 trading-day average closing price of Lamb Weston common stock on and including the last trading day in the Company’s 2025 fiscal year

•
The market value realized upon vesting after the 3-year performance period, pending certification of results by the Compensation Committee, is capped at 8x the original target dollar value of the award

Performance Period	• These stock options have a 7-year term from the grant date, after which the stock options will automatically expire and no longer be exercisable	• Start of fiscal 2023 through end of fiscal 2025 (i.e., 3 years)
Form of Settlement	• Upon exercise, shares of Lamb Weston common stock will be issued from the Lamb Weston Holdings, Inc. 2016 Stock Plan (the “2016 Plan”), in an amount equal to the number of stock options exercised
•
Any amounts earned under these LPUs are settled 100% in shares of Lamb Weston common stock that will be delivered from the 2016 Plan at the end of the 3-year performance period, pending performance certification by the Compensation Committee at its first regularly scheduled meeting following the end of the performance period

Named Executive Officer	One-time Equity Award Grant Date Target Value	50% Delivered in Stock Options	50% Delivered in LPUs
Thomas P. Werner	$10,500,000	$5,250,000	$5,250,000
Bernadette M. Madarieta	$2,280,000	$1,140,000	$1,140,000
Michael J. Smith	$2,700,000	$1,350,000	$1,350,000
Sharon L. Miller	$2,320,000	$1,160,000	$1,160,000
Steven J. Younes	$1,200,000	$600,000	$600,000
Outstanding Performance Share Awards
Fiscal 2023-2025 PSAs.   As described above, the fiscal 2023 PSA financial metrics are weighted equally between Relative TSR and Adjusted EBITDA CAGR. For the fiscal year 2023 PSAs linked to Adjusted EBITDA CAGR and first year (“Year 1”) year-over-year Adjusted EBITDA growth results, Adjusted EBITDA including unconsolidated joint ventures increased by 77% for PSA award achievement purposes. This resulted in a weighted average achievement for Year 1 at 200% of target award opportunity driven primarily by the margin recovery to pre-pandemic levels faster than anticipated. This achievement level for Year 1 will be averaged with the achievement levels of Year 2 and Year 3 at the end of the performance period in fiscal 2025 to determine the final number of units earned under the Adjusted EBITDA CAGR PSAs. The PSAs linked to relative TSR will be evaluated at the end of the three-year performance period in fiscal 2025.
Fiscal 2022-2024 PSAs.   As previously disclosed, the fiscal 2022 PSAs were earned at 83% of target based on fiscal 2022 performance and remain subject to the service-based vesting requirement for the two years following the performance period.
Fiscal 2021-2023 PSAs.   As previously disclosed, the fiscal 2021 PSAs were earned at 100% of target based on fiscal 2021 performance and remain subject to the service-based vesting requirement for the two years following the performance period.
Other Elements of Our Fiscal 2023 Executive Compensation Program
Health and Welfare Benefits.   We offer a package of core employee benefits to each of our NEOs. With respect to health and welfare benefits, we offer health, dental and vision coverage and life and disability insurance. With respect to retirement benefits, we maintain a qualified 401(k) retirement plan (with a company match on employee contributions) in which our NEOs are entitled to participate on the same terms as our other employees. We also have a relocation policy that provides benefits to employees who are required to relocate in connection with their employment.
Our NEOs are also eligible to participate in a voluntary deferred compensation plan. The voluntary deferred compensation plan permits us to pay retirement benefits in amounts that exceed the limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”) under our qualified 401(k) retirement plan and permits our NEOs to save for retirement in a tax-efficient way at a minimal administrative cost to us. The voluntary deferred compensation plan allows our NEOs to defer up to 50% of base salary and 90% of annual cash incentive compensation. Participants in the voluntary deferred compensation plan are not entitled to above-market (as defined by the SEC) or guaranteed rates of return on their deferred funds.
We include contributions made to our NEOs’ 401(k) plan and voluntary deferred compensation accounts in the “All Other Compensation” column of the “Summary Compensation Table—Fiscal 2023” under “Executive Compensation Tables” below.
Executive Change of Control Severance Plan.   Each of our current NEOs participates in our Executive Change of Control Severance Plan (the “COC Plan”), which provides certain “double trigger” benefits in the event of a qualifying termination of employment in connection with a change of control, as more fully described under the section entitled “Executive Compensation Tables—Potential Payments Upon Termination or Change of Control.” We believe the COC Plan maximizes stockholder value because it prevents an unintended windfall to our executive officers in the event of a change of control of the Company, while still providing them appropriate incentives to cooperate in negotiating a transaction involving a potential change of control of the Company in which they believe they may lose their jobs. We believe providing the COC Plan helps us compete for and retain executive talent. We believe that the payments and benefits under the COC Plan are generally comparable with severance packages offered to executive officers by the companies in our compensation peer group.
Stock Ownership Guidelines and Retention Requirements.   The Compensation Committee has adopted stock ownership guidelines applicable to each member of our executive leadership team, including our NEOs. The Compensation Committee adopted these guidelines because it believes that stock ownership promotes alignment with our stockholders’ interests. Our executive leadership team is expected to reach their respective ownership requirement within five years after appointment to the executive leadership team. Shares of our common stock acquired through open market purchases or through our non-qualified deferred compensation plan, as well as equity awards, are counted toward the ownership requirement. Neither unexercised stock options nor unearned performance shares are counted. Executive officers are required to retain 75% of net shares acquired upon vesting of equity awards until the applicable stock ownership guideline is met. The following table reflects stock ownership guidelines as of May 28, 2023 for each of our current NEOs. See “Information on Stock Ownership” below for information about each NEO’s stock ownership.
Named Executive Officer	Stock Ownership Guideline (as % of Base Salary)	Status as of 5/28/2023
Thomas P. Werner	500%	Exceeds Requirement
Bernadette M. Madarieta	200%	Exceeds Requirement
Michael J. Smith	200%	Exceeds Requirement
Sharon L. Miller	200%	Exceeds Requirement
Steven J. Younes	200%	Exceeds Requirement
Clawback Policy; Hedging and Pledging.   If we are required to prepare an accounting restatement due to fraud or dishonesty or if the Compensation Committee determines that an executive officer, including each of our NEOs, has engaged in certain conduct that is detrimental to us, the Compensation Committee may take action to recoup incentive awards and equity gains on awards granted to such executive officer. This right to recoup expires unless such determination is made by the Board within three years following the payment of the award. We intend to adopt a new or revised clawback policy covering our incentive-based compensation arrangements as of the effective date of the NYSE listing standards as required under the final rules adopted by the SEC implementing the requirements of Section 954 of the Dodd-Frank Act.
Our Insider Trading Policy prohibits our directors and all of our employees, including our executive officers, from (i) engaging in transactions involving our derivative securities, short-selling or certain hedging transactions that create an actual or potential bet against us (i.e., making money when our stock price declines)—including, but not limited to, trading in Lamb Weston-based option contracts (for example, buying and/or writing puts and calls or transacting in straddles), and (ii) from holding our stock in a margin account as collateral for a margin loan or otherwise pledging our stock as collateral for a loan.
Executive Relocation Benefits.   We endeavor to offer a competitive relocation package to attract the best executive talent. In connection with Mr. Younes joining the Company as our Chief Human Resource Officer, we provided typical senior level relocation benefits under our standard relocation policy, including covering the cost of household goods packing and shipping, and assistance with the sale of his previous home. In addition, consistent with other executive level relocation benefits offered at peer companies, we provided Mr. Younes with a supplemental relocation benefit that covered the ongoing maintenance and marketing expenses of selling an executive level home, which typically require longer sales times to receive a fair market offer that is consistent and aligned with other similar home sales in the same neighborhood.
Fiscal 2024 Executive Compensation Decisions
At its July 2023 meeting, the Compensation Committee established the annual and long-term incentive plans for fiscal 2024. The Compensation Committee again focused on setting challenging and rigorous performance targets in a continued volatile operating environment.
For the fiscal 2024 Annual Incentive Plan, the Compensation Committee removed the gross margin metric in recognition of the Company’s success in returning margins to pre-pandemic levels. The relative metric weightings with respect to net sales and Adjusted EBITDA including unconsolidated joint ventures were adjusted as follows: net sales—50% and Adjusted EBITDA including unconsolidated joint ventures—50%.
For the fiscal 2024 Long-Term Incentive Plan, the Compensation Committee continued with a 3-year performance period for the fiscal 2024 PSAs. Consistent with the fiscal 2023 PSAs, the fiscal 2024 PSAs are equally weighted between Relative Total Shareholder Return against the S&P 500 Packaged Foods and Meats peer companies and Compounded Annual Growth Rate targets for Adjusted EBITDA including unconsolidated joint ventures. Long-term growth in our Adjusted EBITDA including unconsolidated joint ventures continues to be the primary driver of value creation to our stockholders.
As described above under “—What We Pay and Why—Alignment of Executive Compensation Program with Performance,” the Compensation Committee made no adjustments to total target direct compensation for our NEOs in fiscal 2023 driven by the recognition of the potential value realizable under the one-time special performance-based equity awards. In determining the fiscal 2024 target compensation opportunities for our NEOs, in addition to reviewing company performance, strategy and the individual performance and experience of each executive officer, the Compensation Committee reviewed the NEOs’ target compensation against market median to ensure continued competitiveness of our executive compensation program. While the comparison of the target compensation opportunity under our regular, recurring structure (i.e., excluding the impact of the one-time special performance-based equity awards) with the market median data reflected that the competitive market for target compensation had materially increased, potentially warranting adjustment to NEO target compensation, the Compensation Committee determined in the interest of stockholders, and to maintain the integrity of our pay for performance philosophy, that the appropriate comparison of fiscal 2024 target pay relative to the competitive market median should include an annualized portion of the value realized thus far under the one-time special performance-based equity awards. In this comparison, our NEOs’ target compensation was found to be generally aligned with the competitive market median. Fiscal 2023 was an extraordinarily transformative year for the Company. We increased our ownership interest in an Argentina joint venture from 50% to 90%, completed the acquisition of the remaining ownership interest in our European joint venture and announced a new capital expansion project in Argentina, while also continuing significant expansion projects in China and the United States and designing a new enterprise resource planning system. We also communicated changes in roles and responsibilities for our executive leadership team, which are designed to further facilitate greater agility and long-term sustained growth potential. The Committee acknowledged these changes, of which some NEOs experienced expansion of responsibilities, and recognized the continued need to ensure future target compensation for all NEOs remains competitive after the one-time special performance-based equity awards opportunity ends in fiscal 2025, without having to make significant adjustments to target compensation at the end of fiscal 2025. Accordingly, the Compensation Committee made moderate adjustments to the target compensation levels for Ms. Madarieta and Mr. Younes. The Compensation Committee made more material adjustments to the target compensation levels for Ms. Miller and Mr. Smith in recognition of their expanded responsibilities—Ms. Miller assuming the President, North America role, and Mr. Smith being promoted to the Company’s Chief Operating Officer. The Compensation Committee made no adjustments to Mr. Werner’s compensation and left his target compensation level for fiscal 2024 the same as it was for fiscal 2023. The table below reflects the NEOs’ target compensation for fiscal 2024.
Named Executive Officer	Fiscal 2024 Base Salary	Fiscal 2024 AIP Target as % of Salary	Fiscal 2024 LTI Target	Fiscal 2024 Total Target Direct Compensation
Thomas P. Werner	$1,100,000	150%	$5,250,000	$8,000,000
Bernadette M. Madarieta	$600,000	100%	$1,200,000	$2,400,000
Michael J. Smith	$750,000	115%	$1,875,000	$3,487,500
Sharon L. Miller	$625,000	100%	$1,325,000	$2,575,000
Steven J. Younes	$450,000	90%	$750,000	$1,605,000

How We Make Executive Compensation Decisions
Role of the Board, Compensation Committee and our Executive Officers
The Compensation Committee is charged with designing and approving our executive compensation program and setting compensation opportunities for NEOs. In setting the compensation of the Chief Executive Officer, the Compensation Committee takes into account the Board’s review of the Chief Executive Officer’s performance. In setting the compensation of our other executive officers, the Compensation Committee takes into account the Chief Executive Officer’s review of each executive officer’s performance and recommendations on their compensation.
Guidance from Independent Compensation Consultant
The Compensation Committee engages Frederic W. Cook & Co., Inc. (“F.W. Cook”), an independent compensation consultant, to assist in benchmarking compensation for the NEOs. In addition, with the assistance of F.W. Cook, the Compensation Committee undertook a risk review of our compensation programs for all employees. The Committee reviewed F.W. Cook’s independence under SEC and NYSE rules and determined there was no conflict of interest. Please see “Board Committees and Membership—Compensation and Human Capital Committee—Compensation Consultant to the Committee” above for further detail about the Compensation Committee’s engagement of F.W. Cook.
Inputs to Setting Compensation Opportunity
The Compensation Committee takes into consideration several factors when determining the compensation opportunity for the NEOs, including each NEO’s individual performance, experience, importance of the role, and internal and competitive market data. The Compensation Committee generally targets the median of available peer group proxy data, or general industry survey data where proxy data is not readily available, for our NEOs’ base salaries, annual incentive opportunities, long-term incentive opportunities and total direct compensation level. On average, the NEOs’ target total direct compensation levels for fiscal 2023, when considering an annualized portion of the one-time equity awards, were within the competitive range (i.e., +/- 15% to 20%) of the peer group median levels for comparable positions; however, if the one-time equity awards are excluded, the NEOs’ target total direct compensation levels for fiscal 2023 on average were near or below the lower end of the competitive range.
During fiscal 2023, the Compensation Committee, with support from F.W. Cook, reviewed the peer group to ensure continued appropriateness for Lamb Weston using the following selection criteria:
•
similar size based on revenue, enterprise value and market capitalization;

•
similar industry and/or business characteristics; and

•
competitors for executive talent.

Based on the review of the peer group, the Compensation Committee determined the existing peer group established in fiscal 2020 was still appropriate and no additions or removals were warranted for fiscal 2023 other than to remove Sanderson Farms, Inc. due to it being acquired on July 22, 2022.
Fiscal 2023 Peer Group
• B&G Foods, Inc. • Campbell Soup Company • Conagra Brands, Inc. • Flowers Foods, Inc.	• Hormel Foods Corporation • McCormick & Company, Incorporated • Post Holdings, Inc. • The Hain Celestial Group, Inc.	• The Hershey Company • The J. M. Smucker Company • TreeHouse Foods, Inc.

Compensation Committee Report for the Year Ended May 28, 2023
The Compensation Committee oversees our compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on that review and discussion, the Compensation Committee recommended that the Board include the Compensation Discussion and Analysis in the Proxy Statement to be filed with the SEC in connection with our Annual Meeting and incorporated by reference in our Annual Report on Form 10-K for the year ended May 28, 2023, which was filed with the SEC on July 25, 2023.
Compensation Committee: Maria Renna Sharpe, Chair Charles A. Blixt Robert J. Coviello Hala G. Moddelmog

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table—Fiscal 2023
The table below presents compensation information paid to or earned by our NEOs under our compensation programs during fiscal 2023 and, as applicable, during fiscal 2022 and fiscal 2023.
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Thomas P. Werner, President and Chief Executive Officer	2023	1,100,000	—	10,499,791	5,249,982	3,300,000	—	202,503	20,352,276
	2022	1,085,770	—	5,249,938	—	1,313,903	—	208,502	7,858,113
	2021	1,000,000	—	4,016,587	—	1,200,000	2,644	188,150	6,407,381
Bernadette M. Madarieta, Chief Financial Officer	2023	570,000		2,279,823	1,139,989	1,140,000	—	89,279	5,219,091
	2022	530,861		1,139,954	—	400,064	—	64,082	2,134,961
Michael J. Smith, Chief Operating Officer	2023	675,000	—	2,699,864	1,349,986	1,350,000	—	147,886	6,222,736
	2022	664,327	—	1,349,909	—	535,940	—	93,282	2,643,458
	2021	600,000	—	903,692	—	480,000	—	86,907	2,070,599
Sharon L. Miller, President, North America	2023	580,000	—	2,319,854	1,159,983	1,160,000	—	95,803	5,315,640
	2022	572,885	—	1,159,927	—	462,170	—	89,720	2,284,702
	2021	530,000	—	765,034	—	424,000	—	83,911	1,802,945
Steven J. Younes, Chief Human Resources Officer	2023	425,000	1,395,912(5)	1,199,735	599,999	595,000	—	854,113	5,069,759

(1)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock awards (RSUs, PSAs, options and LPUs) granted during the reported fiscal years. The amounts included with respect to the PSAs for fiscal 2023 are reported at the target performance level based on the probable outcome of the performance conditions. The table below shows the breakout of the grant date fair value between RSUs, PSAs, and LPUs for fiscal 2023. For the PSAs and LPUs awarded to the NEOs in fiscal 2023, the table below includes both the probable outcome of the relevant performance conditions as of the grant date and the value of the award assuming maximum performance. Assumptions used in the calculation of these amounts are included in Note 10 to the consolidated financial statements contained in Lamb Weston’s Annual Report on Form 10-K for the 2023 fiscal year, filed with the SEC on July 25, 2023.

NEO	Grant Date Fair Value of Fiscal 2023 RSUs ($)	Grant Date Fair Value of Fiscal 2023 PSAs at Probable (Target) Performance Level ($)	Grant Date Fair Value of Fiscal 2023 PSAs at Maximum Performance Level ($)	Grant Date Fair Value of Fiscal 2023 LPUs at Probable (Target) Performance Level ($)	Grant Date Fair Value of Fiscal 2023 LPUs at Maximum Performance Level ($)
Thomas P. Werner	2,099,997	3,149,883	6,299,766	5,249,911	15,749,733
Bernadette M. Madarieta	455,974	683,900	1,367,800	1,139,949	3,419,847
Michael J. Smith	539,935	809,965	1,619,930	1,349,964	4,049.892
Sharon L. Miller	463,940	695,942	1,391,884	1,159,972	3,479,916
Steven J. Younes	239,936	359,835	719,670	599,964	1,799,892

(2)
Reflects awards earned under our AIP, which are paid in July of the following fiscal year. A description of the fiscal 2023 AIP is included in the “Compensation Discussion and Analysis” section above.

(3)
The measurement date for the pension value for fiscal 2023 was May 28, 2023. Lamb Weston does not offer above-market (as defined by SEC rules) or preferential earnings rates in its deferred compensation plans. For fiscal 2023, the aggregate change in the actuarial present value of a frozen non-qualified pension for Mr. Werner from Conagra of which the liability for the plan was transferred to Lamb Weston as part of the separation rather than non-qualified deferred compensation earnings was negative (-$6,873). None of the other NEOs participate in the pension plans.

(4)
The amounts shown in the “All Other Compensation” column for fiscal 2023 include the following:

NEO	Company Contribution to 401(k) Plan ($)	Company Contribution to Non-Qualified Deferred Compensation Plan ($)	Other	Total ($)
Thomas P. Werner	20,054	168,712	13,737(a)	202,503
Bernadette M. Madarieta	29,423	59,856	—	89,279
Michael J. Smith	34,487	81,535	31,864(b)	147,886
Sharon L. Miller	29,458	66,345	—	95,803
Steven J. Younes	31,203	16,713	806,197(b)	854,113

(a)
Value represents personal use of company aircraft. Such use is valued based on the aggregate incremental cost to the Company determined on a per flight basis and includes the cost of fuel used, the hourly cost of aircraft maintenance, landing fees, trip-related hangar and parking costs, and crew-related costs.

(b)
Represents amounts paid in connection with Mr. Smith’s and Mr. Younes’ relocations. Mr. Smith’s relocation payment was made in accordance with Lamb Weston’s relocation policy and includes a payment to offset imputed income tax obligations where required. $360,350 of Mr. Younes’ relocation benefit was made in accordance with Lamb Weston’s relocation policy. $445,847 of Mr. Younes’ relocation benefit was a supplemental relocation benefit covering the ongoing maintenance and marketing expenses of selling Mr. Younes’ home. $38,100 of these combined amounts for Mr. Younes’ relocation benefit was a payment to offset income tax liability for those amounts. For additional details regarding Mr. Younes’ relocation benefits, see the “Compensation Discussion and Analysis—What We Pay and Why—Other Elements of Our Fiscal 2023 Executive Compensation Program—Executive Relocation Benefits” section above.

(5)
Reflects a cash retention payment to Mr. Younes.

Grants of Plan-Based Awards—Fiscal 2023
The following table presents information about grants of plan-based awards (equity and non-equity) during fiscal 2023 to our NEOs. Please refer to the “Compensation Discussion and Analysis” section above for further information about these grants.
Name	Approval Date	Grant Date	Estimated Possible Payout Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payout Under Equity Incentive Plan Awards			All Oher Stock Awards: Number of Shares or Stock or Units	All Other Option Awards ($/SH)	Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)	#	$/Sh	$
Thomas P. Werner	7/20/2022	7/29/2022				—			26,362			2,099,997
	7/20/2022	7/29/2022				—	33,009(2)	66,018(2)				3,149,883
	7/20/2022	7/29/2022				—	57,420(3)	172,260(3)				5,249,911
	7/20/2022	7/29/2022				—				202,702	$79.66	5,249,982
	7/20/2022	7/29/2022	—	1,650,000	3,300,000
Bernadette M. Madarieta	7/20/2022	7/29/2022				—			5,724			455,974
	7/20/2022	7/29/2022				—	7,167(2)	14,334(2)				683,900
	7/20/2022	7/29/2022				—	12,468(3)	37,404(3)				1,139,949
	7/20/2022	7/29/2022				—				44,015	$79.66	1,139,989
	7/20/2022	7/29/2022	—	570,000	1,140,000
Michael J. Smith	7/20/2022	7/29/2022				—			6,778			539,935
	7/20/2022	7/29/2022				—	8,488(2)	16,976(2)				809,965
	7/20/2022	7/29/2022				—	14,765(3)	44,295(3)				1,349,964
	7/20/2022	7/29/2022				—				52,123	$79.66	1,349,986
	7/20/2022	7/29/2022	—	675,000	1,350,000
Sharon L. Miller	7/20/2022	7/29/2022				—			5,824			463,940
	7/20/2022	7/29/2022				—	7,293(2)	14,586(2)				695,942
	7/20/2022	7/29/2022				—	12,687(3)	38,061(3)				1,159,972
	7/20/2022	7/29/2022				—				44,787	$79.66	1,159,983
	7/20/2022	7/29/2022	—	580,000	1,160,000
Steven J. Younes	7/20/2022	7/29/2022				—			3,012			239,936
	7/20/2022	7/29/2022				—	3,771(2)	7,542(2)				359,835
	7/20/2022	7/29/2022				—	6,562(3)	19,686(3)				599,964
	7/20/2022	7/29/2022				—				23,166	$79.66	599,999
	7/20/2022	7/29/2022	—	297,500	595,000

(1)
Represents cash award opportunities for fiscal 2023 under the AIP for each of our NEOs. Actual cash awards paid to the NEOs for fiscal 2023 are reported in the “Summary Compensation Table—Fiscal 2023” under the “Non-Equity Incentive Plan Compensation” column. A description of the fiscal 2023 AIP is included in “Compensation Discussion and Analysis—What We Pay and Why—Annual Cash Incentive Compensation (Annual Incentive Plan)” above.

(2)
Amounts reflect the Lamb Weston PSAs granted for each of our NEOs under the Lamb Weston long-term incentive program for the fiscal 2023 to 2025 performance cycle. A description of these PSAs is included in “Compensation Discussion and Analysis—What We Pay and Why— Long-Term Incentive Plan (Long-Term Inventive Plan)” above.

(3)
Amounts reflect the LPUs granted for each of our NEOs under the Lamb Weston long-term incentive program for the fiscal 2023 to 2025 performance cycle. A description of these LPUs is included in “Compensation Discussion and Analysis—What We Pay and Why—One-time Special Performance-Based Equity Awards” above.

(4)
The amounts shown reflect the fair value on the date of grant of RSUs, PSAs, stock options and LPUs granted in fiscal 2023, computed in accordance with FASB ASC Topic 718. The grant date fair value of Lamb Weston PSAs and LPUs is based on the probable outcome of the relevant performance conditions as of the grant date (also computed in accordance with FASB ASC Topic 718). Dividend equivalents accrue on the RSUs, PSAs and LPUs, based on normal dividend rates, and are payable in shares of Lamb Weston common stock only if the related RSUs vest and on PSAs and LPUs only if actually earned based on certification of performance and vesting.

Outstanding Equity Awards at Fiscal Year-End—Fiscal 2023
The following table lists all Lamb Weston stock options, RSUs, PSAs and LPUs outstanding as of May 28, 2023 for each of our NEOs.
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Options Exercise Price(1)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Thomas P. Werner	7/11/2016	61,259	—	$30.68	7/10/2026	—	—	—	—
	12/14/2016	72,546	—	$35.15	12/13/2026	—	—	—	—
	7/29/2022	—	202,702(3)	$79.66	7/29/2029	—	—	—	—
	7/30/2020	—	—	—	—	26,051(4)	2,851,282	—	—
	7/29/2021	—	—	—	—	31,364(4)	3,432,790	—	—
	7/29/2022	—	—	—	—	26,591(4)	2,910,385	—	—
	9/23/2020	—	—	—	—	38,841(5)	4,251,147	—	—
	7/29/2021	—	—	—	—	39,004(6)	4,268,988	—	—
	7/29/2022	—	—	—	—	—	—	33,296(7)	3,644,247
	7/29/2022	—	—	—	—	—	—	57,919(8)	6,339,235
Bernadette M. Madarieta	7/29/2022	—	44,015(3)	$79.66	7/29/2029	—	—	—	—
	7/30/2020	—	—	—	—	1,924(4)	210,582	—	—
	7/29/2021	—	—	—	—	6,948(4)	760,459	—	—
	7/29/2022	—	—	—	—	5,774(4)	631,964	—	—
	9/23/2020	—	—	—	—	1,279(5)	139,987	—	—
	7/29/2021	—	—	—	—	8,651(6)	946,852	—	—
	7/29/2022	—	—	—	—	—	—	7,229(7)	791,214
	7/29/2022	—	—	—	—	—	—	12,576(8)	1,376,443
Michael J. Smith	7/29/2022	—	52,123(3)	$79.66	7/29/2029	—	—	—	—
	7/30/2020	—	—	—	—	6,064(4)	663,705	—	—
	7/29/2021					8,228(4)	900,555
	7/29/2022	—	—	—	—	6,837(4)	748,310	—	—
	9/23/2020	—	—	—	—	9,061(5)	991,726	—	—
	7/29/2021	—	—	—	—	10,245(6)	1,121,315	—	—
	7/29/2022	—	—	—	—	—	—	8,562(7)	937,111
	7/29/2022	—	—	—	—	—	—	14,893(8)	1,630,632
Sharon L. Miller	7/29/2022	—	44,787(3)	$79.66	7/29/2029	—	—	—	—
	7/30/2020	—	—	—	—	4,962(4)	543,091	—	—
	7/29/2021	—	—	—	—	6,931(4)	758,598	—	—
	7/29/2022	—	—	—	—	5,875(4)	643,019	—	—
	9/23/2020	—	—	—	—	7,236(5)	791,980	—	—
	7/29/2021	—	—	—	—	8,621(6)	943,568
	7/29/2022	—	—	—	—	—	—	7,356(7)	805,114
	7/29/2022	—	—	—	—	—	—	12,797(8)	1,400,632

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Options Exercise Price(1)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Steven J. Younes	7/29/2022	—	23,166(3)	$79.66	7/29/2029	—	—	—	—
	1/18/2022	—	—	—	—	3,603(4)	394,348	—	—
	7/29/2022	—	—	—	—	3,038(4)	332,509	—	—
	1/18/2022	—	—	—	—	4,485(6)	490,883	—	—
	7/29/2022	—	—	—	—	—	—	3,804(7)	416,348
	7/29/2022	—	—	—	—	—	—	6,619(8)	724,450

(1)
All stock options were granted with an exercise price equal to the closing market price of common stock of Conagra or Lamb Weston, as applicable, on the NYSE on the date of grant.

(2)
The market value of unvested or unearned Lamb Weston RSUs, PSAs and LPUs is calculated using $109.45 per share, which was the closing market price of Lamb Weston common stock on the NYSE on May 26, 2023, the last trading day of fiscal 2023. Market value in this column includes fractional shares related to dividend equivalents that are not reflected in the number of shares due to rounding.

(3)
Stock options awarded, as part of the one-time special performance-based awards, vest 33%, 33%, and 34% on each of the first three anniversaries of the grant date and expire seven years after the grant date.

(4)
The RSUs granted prior to fiscal 2023 vest in full on the third anniversary of the grant date. RSUs granted in fiscal 2023 vest 33%, 33%, and 34% on each of the first three anniversaries of the grant date, respectively.

(5)
Reflects the number of Lamb Weston shares that remain subject to time-based vesting under Lamb Weston PSAs for the fiscal 2021 to 2023 performance cycle, based on fiscal 2021 performance, plus accrued dividend equivalents. In July 2021, after taking into account our fiscal 2021 financial performance and achievement of our net sales, cash flow from operating activities and Adjusted EBITDA including unconsolidated joint ventures targets, the Compensation Committee determined that each NEO had achieved 100% of the target number of performance shares for the fiscal 2021 performance period. The earned performance shares remain subject to time-based vesting and vested in full on July 30, 2023.

(6)
Reflects the number of Lamb Weston shares that remain subject to time-based vesting under Lamb Weston PSAs for the fiscal 2022 to 2024 performance cycle, based on fiscal 2022 performance, plus accrued dividend equivalents. In July 2022, after taking into account our fiscal 2022 financial performance and achievement of our net sales, cash flow from operating activities and Adjusted EBITDA including unconsolidated joint ventures targets, the Compensation Committee determined that each NEO had achieved 83% of the target number of performance shares for the fiscal 2022 performance period. The earned performance shares remain subject to time-based vesting and are scheduled to vest in full on July 29, 2024.

(7)
Reflects the number of Lamb Weston shares that remain subject to time-based and performance-based vesting under Lamb Weston PSAs for the fiscal 2023 to 2025 performance cycle, plus accrued dividend equivalents. The amounts reported in this column are based on target achievement. The earned performance shares will be determined and will vest in full following the end of the performance period and when the level of achievement is certified by the Compensation Committee in writing within 90 days after the end of the performance period.

(8)
Reflects the number of Lamb Weston shares under the Lamb Weston LPUs awarded as part of the one-time special performance-based awards plus accrued dividend equivalents. These awards are subject to previously noted performance goals spanning the 2023, 2024, and 2025 fiscal periods. The earned LPUs will be determined and vest in full following the end of the performance period and when the level of achievement is certified by the Compensation Committee at its first regularly scheduled meeting following the end of the performance period.

Option Exercises and Stock Vested—Fiscal 2023
The following table summarizes the stock options, RSUs and/or PSAs held by our NEOs that were exercised or settled during fiscal 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Thomas P. Werner	—	—	28,110	4,125,994
Bernadette M. Madarieta	—	—	1,459	208,606
Michael J. Smith	—	—	6,333	899,935
Sharon L. Miller	—	—	4,815	802,183
Steven J. Younes	—	—	—	—

(1)
Represents RSUs and PSAs that vested and were paid in Lamb Weston shares, including dividend equivalents on earned shares paid in additional shares of Lamb Weston common stock. Mr. Werner’s and Ms. Miller’s amounts also reflect the cancellation of RSUs and PSAs and related dividend equivalent shares, relating to certain taxes paid for the unvested stock awards as a result of their early retirement eligibility.

Pension Benefits—Fiscal 2023
Lamb Weston does not maintain any active defined benefit pension plans for its executive officers. However, prior to the separation, Mr. Werner participated in Conagra’s frozen supplemental retirement plan (the “Non-Qualified Pension”) of which the liability was transferred to Lamb Weston in connection with the separation. Going forward, our NEOs will not accrue benefits under the Non-Qualified Pension.
Pension Benefits—Fiscal 2023
The present value of accumulated benefit reported in the table below represents the accumulated benefit obligation for benefits earned to date, based on age, service and earnings through the frozen Non-Qualified Pension plan’s measurement date of May 28, 2023. None of our NEOs other than Mr. Werner participate in a pension plan.
Name	Plan Name(1)	Number of years credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)
Thomas P. Werner	Non-Qualified Pension	17.7	52,227
Bernadette M. Madarieta	—	—	—
Michael J. Smith	—	—	—
Sharon L. Miller	—	—	—
Steven J. Younes	—	—	—

(1)
Non-Qualified Pension refers to the ConAgra Foods, Inc. Nonqualified Pension Plan. There were no plan payments for fiscal 2023.

(2)
The number of years of credited service is calculated as of May 28, 2023, which is the pension plan measurement date used for Lamb Weston’s financial statement reporting purposes.

(3)
The valuation methodology and all material assumptions applied in quantifying the present value of the accumulated benefit are presented in Note 9 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended May 29, 2022, filed with the SEC on July 27, 2022.

Non-Qualified Deferred Compensation—Fiscal 2023
The table following this summary shows the non-qualified deferred compensation activity for each of our NEOs during fiscal 2023. The amounts shown include amounts deferred under Lamb Weston’s Voluntary Deferred Compensation Plan (the “LW Voluntary Deferred Comp Plan”), which allows key employees, including our NEOs, to defer receipt of 5% to 50% of their salary and up to 90% of their annual incentive payment. The investment alternatives for deferred amounts include an interest bearing account, a Lamb Weston stock account and other investment options that mirror those available under our qualified 401(k) plan. The Lamb Weston stock account includes a dividend reinvestment feature that converts dividends paid by Lamb Weston into additional shares of Lamb Weston. Amounts deferred into the Lamb Weston stock account, together with earnings and dividends thereon, are ultimately distributed in shares of Lamb Weston common stock. Amounts deferred into the interest bearing account or the accounts that mirror those available under our qualified 401(k) plan are ultimately distributed in cash. An election to participate in the LW Voluntary Deferred Comp Plan must be timely filed with Lamb Weston in accordance with the requirements of the U.S. Internal Revenue Service (“IRS”).
The LW Voluntary Deferred Comp Plan also provides non-qualified matching contribution retirement benefits to its participants. The LW Voluntary Deferred Comp Plan provides for company matching contributions and company non-elective contributions for eligible participants for amounts of salary and bonus that are above IRS limits. At that time, Lamb Weston credits an eligible participant’s account in the LW Voluntary Deferred Comp Plan with (1) a matching contribution equal to a dollar-for-dollar match, limited to 6% of compensation earned by the participant and paid by Lamb Weston in excess of the IRS limit and (2) a non- elective contribution equal to 3% of an eligible participant’s compensation in excess of the IRS limit.

Eligible participants are allowed to defer no more than 50% of their base salary and no more than 90% of their annual incentive payment that exceeds the IRS limit. Matching contributions and non-elective contributions will be credited on or about December 31st of each year if the eligible participant earns in excess of the IRS limit and the participant is actively employed at the end of the calendar year. The LW Voluntary Deferred Comp Plan also provides that, unless Lamb Weston determines otherwise with respect to a participant, the interest of each participant in his matching contributions and non-elective contributions will be 100% vested.
In general, all LW Voluntary Deferred Comp amounts are designed to be distributed in cash in a lump sum and/or in shares of Lamb Weston common stock in January following the individual’s separation from service. Elections regarding the time and form of payment are intended to comply with Section 409A of the Code, and certain payments to executives meeting the definition of a “specified employee” under Section 409A will be delayed for six months after the date of the separation from service. Executives may make hardship withdrawals from the LW Voluntary Deferred Comp Plan under certain circumstances, but no hardship withdrawals were requested by our NEOs during fiscal 2023.
Non-Qualified Deferred Compensation—Fiscal 2023
The following table provides certain information regarding our NEOs’ participation in non-qualified deferred compensation plans in fiscal 2023.
Name	Plan	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(4)
Thomas P. Werner	LW Voluntary Deferred Comp Plan	104,195	168,712	790,913	—	6,317,091
Bernadette M. Madarieta	LW Voluntary Deferred Comp Plan	39,904	59,856	5,602	—	380,338
Michael J. Smith	LW Voluntary Deferred Comp Plan	72,475	81,535	(30,737)	(125,444)	616,632
Sharon L. Miller	LW Voluntary Deferred Comp Plan	110,576	66,345	(77,936)	—	1,438,256
Steven J. Younes	LW Voluntary Deferred Comp Plan	—	16,713	974	—	17,294

(1)
The amounts reported in this column for the NEOs are reported in the “Salary” column of the “Summary Compensation Table—Fiscal 2023.”

(2)
The amounts reported for the NEOs are included in the “All Other Compensation” column of the “Summary Compensation Table—Fiscal 2023.” The employee is required to pay certain applicable taxes on the Registrant Contributions prior to the deposit to their deferred compensation account. The amount noted in the table is the total pre-tax value of the Registrant Contributions. Therefore the Aggregate Balance at Last FYE does not include this full amount.

(3)
Lamb Weston does not offer above-market (as defined by SEC rules) or preferential earnings rates in its deferred compensation plan. As a result, none of these earnings (or losses) are included in the “Summary Compensation Table—Fiscal 2023.”

(4)
The following amounts from this column were reported in the Summary Compensation Tables for prior fiscal years for the following NEOs: Mr. Werner: $1,566,667, Ms. Madarieta: $20,050, Mr. Smith: $370,294 and Ms. Miller: $480,135. These amounts reflect contributions only and do not include accumulated earnings or losses. The amounts in this column include the amounts reflected in the “Executive Contributions in Last FY” column.

Potential Payments Upon Termination or Change of Control
The employment of each of our current NEOs could have ended or terminated as of May 28, 2023 under several possible scenarios. In some of those scenarios, our compensatory plans, agreements and arrangements would have provided severance benefits in varying amounts. Further, our plans, agreements and arrangements would have provided for certain benefits (or for acceleration of certain benefits) upon a change of control. Severance and other benefits that would have been payable upon a termination of service, termination of employment or upon a change of control are described below.
The table following the narrative discussion summarizes amounts that would have been payable upon termination or a change of control under varying circumstances, assuming that the change of control occurred, or the executive’s employment terminated on May 28, 2023, the last day of fiscal 2023. Other key assumptions used in compiling the table are set forth immediately preceding the table. In the event of an actual triggering event under any of the plans, agreements and arrangements discussed in this section, all benefits would have been paid in accordance with, and at times permitted by, Section 409A of the Code.

Executive Change of Control Plan
In March 2017, our Compensation Committee approved the COC Plan in order to provide certain benefits to our executive officers in the event of a qualifying termination of employment in connection with a change of control transaction involving the Company. The Compensation Committee designated Mr. Werner as a Tier I Participant in the COC Plan and each of Mses. Miller and Madarieta and Messrs. Smith and Younes as Tier II Participants in the COC Plan.
A participant in the COC Plan will become eligible to receive benefits under the COC Plan if such participant (i) terminates his or her employment for good reason within 24 months following the effective date of a change of control or (ii) is terminated without cause (A) within the 24 months following a change of control or (B) in the six months prior to a change of control if such termination occurs (x) at the request of a third party who had taken steps reasonably calculated or intended to effect the change of control or (y) in connection with or in anticipation of the change of control. A participant who terminates employment due to death or disability will not be eligible to receive benefits under the COC Plan unless a voluntary termination of employment by the participant immediately prior to the participant’s death or disability would have qualified as good reason.
If a participant experiences a qualifying termination (as described in the immediately preceding paragraph), the participant will be eligible to receive the following benefits, subject to the participant’s execution of an effective release of claims in favor of Lamb Weston and continued compliance with certain restrictive covenants:
•
A lump sum cash severance payment equal to:

◦
the sum of the participant’s (i) annual base salary, as in effect on the date of such participant’s termination of employment, or, if higher, as in effect immediately prior to the change of control, and (ii) the greater of the participant’s (A) target bonus in the year of such termination or (B) the highest actual bonus paid in the three fiscal years preceding such termination, multiplied by

◦
three (in the case of a Tier I Participant), two (in the case of Tier II Participant) or one (in the case of a Tier III Participant).

•
A lump sum amount equal to the annual bonus the participant would have earned under the annual bonus plan for the plan year in which the participant’s termination of employment occurs, determined based on the actual performance achieved under such annual bonus plan for such plan year and adjusted on a pro rata basis based on the number of months the participant was actually employed during such plan year.

•
Provided that the participant timely and properly elects health continuation coverage under COBRA, a fully taxable payment equal to the difference between the monthly COBRA premium paid by the participant for the participant and his or her dependents and the monthly premium amount paid by similarly situated active executives of the Company, for a period of 36 months (in the case of a Tier I Participant), 24 months (in the case of Tier II Participant) or 12 months (in the case of a Tier III Participant).

•
Full acceleration of the participant’s service-based equity awards that were outstanding on the date of the change of control, and acceleration of the participant’s performance-based equity awards that were outstanding on the date of the change of control based on the actual achievement if known or the greater of (i) the target level of achievement of the applicable performance conditions or (ii) the actual level of achievement of the applicable performance conditions as of the date of the qualifying termination, if reasonably measurable.

As a condition to participation in the COC Plan, each NEO agreed to be bound by perpetual confidentiality and non-disparagement covenants and non-competition and non-solicitation covenants that apply during and for 12 months following the participant’s termination of employment.

Annual Incentive Plan
The following terms of the AIP govern the impact of a change of control and specific separation events not otherwise covered by an individual agreement:
•
Involuntary termination due to position elimination. If an NEO’s position was involuntarily eliminated (for business reasons not related to performance), he or she would remain eligible for award consideration. The amount of any earned award would be determined based on target performance for the fiscal year and prorated for the number of days he or she was eligible to participate in the plan. The prorated amount would be payable as soon as administratively possible after the date of termination, typically within 60 days.

•
Termination due to retirement. If an NEO retires, he or she would be eligible for a prorated incentive award based on the number of days during the fiscal year in which he or she was eligible to participate in the plan. The amount of any earned award would be determined based on actual performance for the fiscal year and would be payable after the end of such fiscal year when payments are made to other participants.

•
Termination due to death. Any incentive payment would be prorated to the date of termination and paid to the NEO or his or her estate, as applicable. The amount of any earned award would be determined based on actual performance for the fiscal year and would be payable after the end of such fiscal year when payments are made to other participants.

•
Termination for any other reason. Except as might otherwise be required by law, in the absence of one of the foregoing events (or a specific agreement with Lamb Weston), each NEO would forfeit his or her AIP award if he or she failed to be an active employee of Lamb Weston at the end of fiscal 2023.

•
Change of control. The COC Plan would have governed the payment of AIP awards in the event of a change of control of Lamb Weston and a qualifying termination of the participant.

Long-Term Incentive Plan—PSAs
The following terms govern the impact of a change of control or a separation from Lamb Weston on the PSAs granted by Lamb Weston to our NEOs:
•
Termination for any reason other than death, disability, early retirement or retirement. The NEO would forfeit all unvested PSAs, whether or not the PSAs were earned as of such date. Such PSAs are eligible for pro rata vesting if a termination due to job elimination, divestiture or reduction in force occurred at least one year after the date of grant. If PSAs are eligible for pro rata vesting, they are further subject to the Compensation Committee’s certification of performance and determination of the final number of awards earned and would be distributed at the same time they are distributed to other participants who remain employed by Lamb Weston.

•
Termination due to disability or early retirement. The NEO would receive a pro rata share of the PSAs that would have been earned for the full performance period if the termination occurred at least one year from the date of grant and if such PSAs are earned based on performance of Lamb Weston. Such PSAs would be distributed at the same time they are distributed to other participants who remain employed by Lamb Weston.

•
Termination due to death. The NEO would receive all PSAs that would have been earned for the full performance period if such PSAs are earned based on performance of Lamb Weston. Such PSAs would be distributed at the same time they are distributed to other participants who remain employed by Lamb Weston.

•
Termination due to retirement. The NEO would receive all PSAs that would have been earned for the full performance period if the termination occurred at least one year from the date of grant and if such PSAs are earned based on performance of Lamb Weston. Such PSAs would be distributed at the same time they were distributed to other participants who remain employed by Lamb Weston.

•
Change of control. Upon a change of control after the end of the full performance period but before PSAs have vested, the NEO would receive all PSAs that have been earned for the full performance period based on performance of Lamb Weston. Upon a change of control before the end of the full performance period, the NEO would receive the greater of (i) PSAs that have been earned for performance of Lamb Weston up through the date of the change of control if achievement of previously established performance targets can be reasonably determined or (ii) PSAs for the full performance period at previously established target performance levels.
Long-Term Incentive Plan—Stock Options
The following terms generally govern the impact of a separation from Lamb Weston or a change of control on outstanding Lamb Weston stock options granted to our NEOs:
•
Termination for any reason other than death, disability, early retirement or retirement. The NEO would forfeit all unvested options at the date of termination and would have 90 days to exercise vested options. Such options would also be eligible for pro rata vesting if a termination due to job elimination, divestiture or reduction in force occurred at least one year from the date of grant.

•
Termination due to disability or early retirement. All vested options would be exercisable for three years after termination (but not beyond the expiration date of such options). The NEO would forfeit all other options that had not vested at the date of termination. Such options would also be eligible for pro rata vesting if the termination occurred at least one year from the date of grant.

•
Termination due to death. All unvested options would automatically become vested and exercisable, and such options would remain exercisable for three years following the NEO’s death (but not beyond the expiration date of such options).

•
Termination due to normal retirement. All unvested options would automatically become vested and exercisable. Such options would remain exercisable for three years following termination (but not beyond the expiration date of such options).

•
Change of control. Our option agreements with our NEOs provide for “double-trigger” vesting, which would require both a change of control event and a qualifying termination of employment (or a failure of the surviving company to provide a replacement award) to trigger vesting.

Long-Term Incentive Plan—RSUs
The following terms generally govern the impact of a change of control or separation from Lamb Weston on outstanding RSUs granted to our NEOs:
•
Termination for any reason other than death, disability, early retirement or retirement. The NEO would forfeit all unvested RSUs. Such RSUs are eligible for pro rata vesting if a termination due to job elimination, divestiture or reduction in force occurred at least one year after the date of grant.

•
Termination due to disability or early retirement. RSUs would be eligible for pro rata vesting if the termination occurred at least one year from the date of grant.

•
Termination due to death. All unvested RSUs would automatically become vested.

•
Termination due to normal retirement. All unvested RSUs would automatically become vested if the retirement occurred at least one year from the date of grant.

•
Change of control. Our RSU agreements with our NEOs provide for “double-trigger” vesting, which would require both a change of control event and a qualifying termination of employment (or a failure of the surviving company to provide a replacement award) to trigger vesting.

Long-Term Incentive Plan—LPUs
The following terms generally govern the impact of a change of control or separation from Lamb Weston on outstanding LPUs granted to our NEOs:
•
Termination for any reason other than death, disability, early retirement, retirement, with Good Reason or without Cause. The NEO would forfeit all unvested LPUs.

•
Termination for Good Reason, by the Company without Cause or due to disability or early retirement. The NEO would receive a pro rata share of the LPUs that would have been earned for the full performance period if such LPUs are earned based on performance of Lamb Weston and, in the case of early retirement, if the termination occurred at least one year from the date of grant. Such LPUs would be distributed at the same time they are distributed to other participants who remain employed by Lamb Weston.

•
Termination due to death. The NEO would receive all LPUs that would have been earned for the full performance period if such LPUs are earned based on performance of Lamb Weston. Such LPUs would be distributed at the same time they are distributed to other participants who remain employed by Lamb Weston.

•
Termination due to retirement. The NEO would receive all LPUs that would have been earned for the full performance period if the termination occurred at least one year from the date of grant and if such PSAs are earned based on performance of Lamb Weston. Such LPUs would be distributed at the same time they were distributed to other participants who remain employed by Lamb Weston.

•
Change of control. Upon a change of control after the end of the full performance period but before LPUs have vested, the NEO would receive all LPUs that have been earned for the full performance period based on performance of Lamb Weston. Upon a change of control before the end of the full performance period, the NEO would receive the greater of (i) LPUs that have been earned for performance of Lamb Weston up through the date of the change of control if achievement of previously established performance targets can be reasonably determined or (ii) LPUs for the full performance period at previously established target performance levels.

Retirement Benefits
Each of the Non-Qualified Pension and LW Voluntary Deferred Comp Plan contains provisions relating to the termination of the participant’s employment, as applicable. These payments are described more fully in the disclosure provided in connection with the “Pension Benefits—Fiscal 2023” and “Non-Qualified Deferred Compensation—Fiscal 2023” sections of this Proxy Statement.
Summary of Possible Benefits
The table below summarizes estimated incremental amounts that would have been payable upon a termination of employment of each of our NEOs who were employed at the end of fiscal 2023, under various hypothetical termination and change of control scenarios. The table below excludes accumulated balances in retirement plans when a terminating event would have done nothing more than create a right to a payment of the balance and death benefits where the individual paid the premium.
The data in the table assumes the following:
•
each triggering event occurred on May 28, 2023 (the last day of fiscal 2023), and the per share price of Lamb Weston common stock was $109.45 (the closing price of Lamb Weston stock on the NYSE on May 26, 2023, the last trading day of fiscal 2023);

•
with respect to the AIP, awards were earned at the level corresponding to fiscal year 2023 performance in accordance with previously established performance targets as described in the “Compensation Discussion and Analysis” section above, and where our Compensation Committee had discretionary authority to award a payout, except in the cases of a change of control, involuntary termination with cause and voluntary termination without good reason, it exercised that authority;

•
with respect to Lamb Weston PSAs:

◦
awards granted on September 23, 2020 for the fiscal 2021 to fiscal 2023 vesting cycle, based on fiscal 2021 performance, were earned at 100% performance achievement but remain subject to time-based vesting (these amounts also include a cash value of dividend equivalents on the number of Lamb Weston shares assumed to have been earned);

◦
awards granted on July 29, 2021 for the fiscal 2022 to fiscal 2024 vesting cycle, based on fiscal 2022 performance, were earned at 83% performance achievement but remain subject to time-based vesting (these amounts also include a cash value of dividend equivalents on the number of Lamb Weston shares assumed to have been earned);

◦
awards granted on July 29, 2022 for the fiscal 2023 to fiscal 2025 vesting cycle, based on a 3-year performance achievement and therefore reflect the target performance at 100% at this time (these amounts also include a cash value of dividend equivalents on the number of Lamb Weston shares assumed to have been earned);

◦
in the change of control scenario, the Compensation Committee exercised its discretionary authority to award a payout at target levels;

•
with respect to RSUs, a replacement award was granted in the change of control scenario without termination; and

•
in the disability scenarios, the disabling event lasted one year into the future.

None of our NEOs who were employed at the end of fiscal 2023 are entitled to any benefits upon his or her involuntary termination with cause or voluntary termination without good reason. However, Mr. Werner and Ms. Miller would be eligible to receive certain accelerated vesting of equity upon his or her termination due to early retirement at the end of fiscal 2023.
Executive	Cash Severance or Termination Benefits ($)(1)	Accelerated Equity Awards ($)(2)	Health, Welfare and Other Benefits($)(3)	Total ($)
Thomas P. Werner
Early Retirement / Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason(4)	3,300,000	11,378,206	—	14,678,206
Death(5)	3,300,000	33,736,714	1,000,000	38,036,714
Disability	—	11,378,206	150,000	11,528,206
Change of Control and Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason	16,500,000	33,736,714	70,718	50,307,432
Bernadette M. Madarieta
Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason(4)	1,140,000	—	—	1,140,000
Death(5)	1,140,000	6,168,788	1,000,000	8,308,788
Disability	—	1,371,199	150,000	1,521,199
Change of Control and Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason	4,560,000	6,168,788	55,479	10,784,267
Michael J. Smith
Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason(4)	1,350,000	—	—	1,350,000
Death(5)	1,350,000	8,545,492	1,000,000	10,895,492
Disability	—	2,790,270	150,000	2,940,270
Change of Control and Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason	5,400,000	8,545,492	55,479	14,000,971
Sharon L. Miller
Early Retirement / Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason(4)	1,160,000	2,293,930	—	3,453,930
Death(5)	1,160,000	7,220,170	1,000,000	9,380,170
Disability	—	2,293,930	150,000	2,443,930
Change of Control and Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason	4,640,000	7,220,170	44,081	11,904,251
Steven J. Younes
Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason(4)	595,000	—	—	595,000
Death(5)	595,000	3,048,629	850,000	4,493,629
Disability	—	400,238	150,000	550,238
Change of Control and Involuntary Termination w/o Cause or Voluntary Termination w/Good Reason	2,635,000	3,048,629	46,372	5,730,001

(1)
For each of our NEOs, amounts in this column include cash severance benefits under the AIP and the COC Plan.

(2)
For each of our NEOs, amounts in this column include the dollar value of accelerated equity awards under the terms of their respective equity award agreements, assuming the per share price of Lamb Weston common stock was $109.45 (the closing price of Lamb Weston stock on the NYSE on May 26, 2023).

(3)
For each of our NEOs, amounts in this column include (i) death benefits equal to two times the NEO’s base salary on the date of death, capped at $1,000,000; if death is due to an accident the death benefit is as previously described plus $1,000,000; (ii) disability benefits equal to 60% of the NEO’s monthly base salary (capped at $12,500 per month) for 12 months; and (iii) the costs of health and welfare benefits continuation and outplacement benefits under the COC Plan.

(4)
Mr. Werner and Ms. Miller have met the early retirement criteria; Ms. Madarieta, Mr. Smith and Mr. Younes have not met the early retirement criteria and as such, if their termination was voluntary without cause, their unvested equity awards would be forfeited.

(5)
Should termination due to death be deemed as an accident, there would be an additional $1,000,000 accidental death payment from the health plan.

CEO Pay Ratio
Below is (i) the fiscal 2023 annual total compensation of our Chief Executive Officer (“CEO”); (ii) the median of the fiscal 2023 annual total compensation of all of our employees and the employees of our consolidated subsidiaries (other than our CEO) (the employee who received such median annual compensation, our “median employee”); (iii) the ratio of the annual total compensation of our CEO to that of our median employee; and (iv) the methodology we used to calculate our CEO pay ratio:
CEO Pay Ratio
CEO Annual Total Compensation(1)	$20,352,276
Median Employee Annual Total Compensation(1)	$59,285
CEO to Median Employee Pay Ratio	343:1

(1)
Annual Total Compensation is calculated in accordance with the Summary Compensation Table methodology under the SEC’s rules.

CEO Pay Ratio Methodology
Our CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. In accordance with SEC requirements, we used the same median employee in fiscal 2023 that we identified in fiscal 2021 because we determined that there have been no changes to our employee population or employee compensation arrangements that we believe would significantly affect our pay ratio disclosure. As previously announced in March 2023, we completed the acquisition of the remaining equity interest in our European joint venture with Meijer Frozen Foods B.V. Approximately 1,500 team members from the acquisition became employees of the Company and its consolidated subsidiaries in the fourth quarter of fiscal 2023, and they have been excluded from consideration in accordance with an exception under the SEC’s pay ratio disclosure rules. The methodology and process we used to identify the median employee and calculate the pay ratio are explained below:
•
Determined Employee Population. We collected compensation data from our global employee population of 7,809 employees (excluding our CEO) as of May 30, 2021, which was the end of our fiscal 2021. We included full-time, part-time, and seasonal and temporary employees employed by our company and our consolidated subsidiaries (other than our CEO).

•
Identified Median Employee. To identify our median employee, we first calculated compensation for each employee using base salary, regular wages and overtime earnings paid during fiscal year 2021, between June 1, 2020 and May 30, 2021 (the “Measurement Period”). For full- and part- time regular employees who did not work the full Measurement Period due to being newly hired or on a leave of absence, we annualized their earnings to reflect the full Measurement Period. We did not annualize earnings for seasonal or temporary employees.

•
Calculated CEO Pay Ratio. We calculated our median employee’s annual total compensation for fiscal 2023 in accordance with the Summary Compensation Table methodology under the SEC’s rules. We then utilized the CEO’s annual total compensation from the Summary Compensation Table to determine the CEO pay ratio shown above.

PAY VERSUS PERFORMANCE DISCLOSURE—Fiscal 2023
Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”) as defined under applicable SEC rules to the Company’s principal executive officer (“PEO”) and non-PEO named executive officers (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, please see “Compensation Discussion and Analysis” above.
Pay Versus Performance Table
			Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on:(4)			Adjusted EBITDA including unconsolidated joint ventures ($mil.)(6)
Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)			Lamb Weston Total Shareholder Return	Peer Group Total Shareholder Return(5)	GAAP Net Income ($mil.)
FY2023	$20,352,276	$40,007,566	$5,456,807	$9,221,443	$190	$137	$1,009	$1,242
FY2022	$7,858,113	$4,612,617	$1,984,243	$1,404,350	$116	$124	$201	$742
FY2021	$6,407,381	$10,872,178	$1,901,071	$2,841,274	$139	$119	$318	$748

(1)
Thomas P. Werner has served as the PEO for the entirety of fiscal 2023, fiscal 2022 and fiscal 2021. Our Non-PEO NEOs for the applicable fiscal years were as follows:

•
FY2023: Bernadette M. Madarieta, Michael J. Smith, Sharon L. Miller and Steven J. Younes

•
FY2022: Bernadette M. Madarieta, Michael J. Smith, Sharon L. Miller, Eryk J. Spytek and Robert M. McNutt

•
FY2021: Robert M. McNutt, Michael J. Smith, Sharon L. Miller and Eryk J. Spytek

(2)
Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable year in the case of our PEO, Mr. Werner, and (ii) the average of the total compensation reported in the SCT for the applicable year for our Non-PEO NEOs reported for the applicable year.

(3)
Amounts reported in these columns represent “compensation actually paid” after the applicable adjustments were made to the amounts reported in the SCT for the applicable year. A reconciliation of the adjustments for our PEO, Mr. Werner, and for the average of the Non-PEO NEOs is set forth in the following table, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP Amounts from SCT amounts.

	Fiscal Year 2023		Fiscal Year 2022		Fiscal Year 2021
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Summary Compensation Table Total	$20,352,276	$5,456,807	$7,858,113	$1,984,243	$6,407,381	$1,901,071
Minus Change in Pension Value Reported in SCT for the Fiscal Year	$0	$0	$0	$0	$2,644	$0
Plus Pension Value Service Cost for the Fiscal Year	$0	$0	$0	$0	$0	$0
Minus Stock Award Value & Option Award Value Reported in SCT for the Fiscal Year	$15,749,772	$3,187,308	$5,249,938	$1,089,945	$4,016,587	$847,490
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Fiscal Year	$29,302,786	$5,929,812	$4,827,421	$1,016,290	$5,410,079	$1,141,475
Plus Year over Year Change in Fair Value as of the Last Day of the Fiscal Year of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	$5,796,618	$985,165	$(1,204,900)	$(200,802)	$2,177,766	$472,165
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	$0	$0	$0	$0	$0	$0
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested During the Fiscal Year	$305,658	$36,967	$(1,618,079)	$(305,436)	$896,183	$174,053
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Fiscal Year	$0	$0	$0	$0	$0	$0
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation for the Fiscal Year	$0	$0	$0	$0	$0	$0
Compensation Actually Paid	$40,007,566	$9,221,443	$4,612,617	$1,404,350	$10,872,178	$2,841,274

In the table above, the unvested equity values are computed in accordance with the methodology used for financial reporting purposes, and for unvested awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the year.
(4)
Total Shareholder Return (TSR) is cumulative for the measurement periods beginning on May 31, 2020 and ending on each of our 2021, 2022 and 2023 fiscal year ends, respectively, calculated in accordance with Item 201(e) of Regulation S-K. It represents the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on May 31, 2020. The yearly percentage change in cumulative total shareholder return was measured as the quotient of (a) the difference between stock price per share at the end and the beginning of the measurement period plus the value of accumulated dividends, divided by (b) stock price per share at the beginning of the measurement period.

(5)
“Peer Group” represents the S&P 500 Packaged Foods Index, which is used by the Company for purposes of compliance with Item 201(e) of Regulation S-K.

(6)
Adjusted EBITDA including unconsolidated joint ventures is the company-selected measure. Values shown reflect Adjusted EBITDA including unconsolidated joint ventures as calculated for purposes of our executive compensation program for the applicable reporting fiscal year (a non-GAAP financial measure). See Appendix A in this Proxy Statement for a reconciliation to net income.

Tabular List of Performance Measures Used to Link Company Performance and CAP. The following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link “compensation actually paid” to the NEOs for fiscal 2023. Each metric below is used for purposes of determining payouts under either our annual incentive program or vesting of our performance stock units. Please see “Compensation Discussion and Analysis” above for a further description of these metrics and how they are used in the Company’s executive compensation program.
•
Adjusted EBITDA

•
Net Sales

•
Adjusted Gross Margin

•
Relative Shareholder Return

Analysis of the Information Presented in the Pay versus Performance Table. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between certain information presented in the Pay versus Performance Table.
Relationship between CAP and TSR. The graph below illustrates the relationship between our TSR and the Peer Group TSR over the three fiscal years ending May 28, 2023 based on a hypothetical investment of $100 on May 31, 2020, as well as the relationship between TSR and CAP for the PEO and Non-PEO NEOs.
Pay Versus Performance: Total Shareholder Return

Relationship between CAP and GAAP Net Income. The graph below reflects the relationship between the PEO CAP and Average Non-PEO NEOs CAP and our GAAP Net Income.
Pay Versus Performance: GAAP Net Income

PEO CAP
Avg. Non-PEO NEOs CAP
GAAP Net Income
$1,250
$1,000
$750
$500
$250
$0
GAAP Net Income ($ millions)
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Compensation Actually Paid ($ millions)
$10.9
$2.8
$318
$4.6
$1.4
$201
$40.0
$9.2
$1,009
FY2021
FY2022
FY2023

Relationship between CAP and Adjusted EBITDA including unconsolidated joint ventures (our Company-Selected Measure). The graph below reflects the relationship between the PEO CAP and Average Non-PEO NEOs CAP and the Company’s Adjusted EBITDA including unconsolidated joint ventures.
Pay Versus Performance: Adjusted EBITDA including
Unconsolidated Joint Ventures

INFORMATION ON STOCK OWNERSHIP
The following table shows the number of shares of our common stock beneficially owned as of July 31, 2023, unless otherwise noted, by each director and NEO, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group. None of our common stock owned by these individuals is subject to any pledge. Unless otherwise indicated, each of the named individuals has, to Lamb Weston’s knowledge, sole voting and investment power with respect to the shares shown.
Name of Beneficial Owner	Beneficially Owned Shares(1)	Deferred Stock/Additional Underlying Units(2)	Total Shares/Interests Held
Directors and NEOs:
Peter J. Bensen	12,204	10,652	22,856
Charles A. Blixt	2,506	14,443	16,949
Robert J. Coviello	249	8,371	8,620
Rita Fisher	—	379	379
André J. Hawaux(3)	42,915	1,888	44,803
W.G. Jurgensen(4)	110,817	51,944	162,761
Thomas P. Maurer	5,356	19,067	24,423
Hala G. Moddelmog	3,422	10,652	14,074
Robert A. Niblock	5,066	8,561	13,627
Maria Renna Sharpe	6,078	10,652	16,730
Thomas P. Werner(4)	473,434	133,092	606,526
Bernadette M. Madarieta(4)	18,035	24,211	42,246
Michael J. Smith(4)	55,728	30,449	86,177
Sharon L. Miller(4)	39,055	24,721	63,776
Steven J. Younes(4)	8,344	13,084	21,428
All directors and current executive officers as a group (19 persons)(5)	799,434	410,253	1,209,687

(1)
Individual directors and executive officers as well as all directors and executive officers as a group beneficially own less than 1% of our issued and outstanding common stock as of July 31, 2023. As of July 31, 2023, we had 145,798,213 shares of common stock issued and outstanding.

(2)
Includes RSUs, performance shares for which the applicable performance conditions have been satisfied but remain subject to the individual’s continued service through the vesting date and deferred stock units held in the Lamb Weston Directors’ Deferred Compensation Plan and Voluntary Deferred Compensation Plan. These shares accumulate dividends, which are reinvested in additional shares.

(3)
Includes 9,227 shares owned by Mr. Hawaux’s spouse and 3,583 shares over which Mr. Hawaux shares voting and investment power.

(4)
Includes stock options that are exercisable or will become exercisable within 60 days after July 31, 2023 as follows: Mr. Jurgensen—5,128; Mr. Werner—200,696; Ms. Madarieta—14,524; Mr. Smith—17,200; Ms. Miller—14,779; Mr. Younes—7,644; and all other executive officers—21,022.

(5)
This group includes the individuals listed in the table above and our other current executive officers: Sukshma Rajagopalan, Gerardo Scheufler, Marc Schroeder and Eryk J. Spytek.

The following table displays information about persons we know were the beneficial owners of more than 5% of our issued and outstanding common stock as of the dates indicated below.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Calculated Based on Shares of Issued and Outstanding Common Stock as of July 31, 2023
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	16,885,057	11.6%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	10,620,622	7.3%

(1)
Beneficial ownership as of December 30, 2022, based on the Schedule 13G/A filed by The Vanguard Group on February 9, 2023 with the SEC. The Schedule 13G/A discloses that The Vanguard Group had no sole voting power, shared voting power over 216,982 shares, sole dispositive power over 16,279,761 shares and shared dispositive power over 605,296 shares.

(2)
Beneficial ownership as of December 31, 2022, based on the Schedule 13G/A filed by BlackRock, Inc. on January 31, 2023 with the SEC. The Schedule 13G/A discloses that BlackRock, Inc., in its capacity as the parent holding company or control person, had sole voting power over 9,641,244 shares, no shared voting power, sole dispositive power over 10,620,622 shares and no shared dispositive power.

OTHER MATTERS THAT MAY BE
PRESENTED AT THE ANNUAL MEETING
We do not know of any matters, other than those described in this Proxy Statement, that may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, your proxy gives authority to the persons designated as proxies to vote in accordance with their best judgment. The Chairman of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.
PROCEDURAL MATTERS AND FREQUENTLY ASKED QUESTIONS
1.
When and where is the Annual Meeting?

We will hold the Annual Meeting on Thursday, September 28, 2023, at 8:00 a.m. MDT at our offices located at 533 S. Rivershore Lane, Eagle, Idaho 83616.
2.
Who is entitled to vote at the Annual Meeting?

The Board established July 31, 2023 as the Record Date for the Annual Meeting. Stockholders holding shares of our common stock on the Record Date are entitled to (a) receive notice of the Annual Meeting, (b) attend the Annual Meeting and (c) vote on all matters that properly come before the Annual Meeting. At the close of business on the Record Date, 145,798,213 shares of our common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.
3.
Why am I receiving these proxy materials?

You have received the proxy materials because, as of the Record Date, you directly held, and had the right to vote, shares of Lamb Weston common stock. In connection with our Board’s solicitation of proxies to be voted at the Annual Meeting, we are providing stockholders entitled to vote at the Annual Meeting with this Proxy Statement, our Annual Report on Form 10-K, a letter to stockholders from our Chief Executive Officer and a voting ballot (in the form of a proxy card, voting instruction form, or a unique control number that allows you to vote via the Internet or by phone). We refer to these materials collectively as the “proxy materials.” The proxy materials provide important information about Lamb Weston and describe the voting procedures and the matters to be voted on at the Annual Meeting.
4.
What is the difference between registered holders and beneficial holders?

The most common ways in which stockholders hold Lamb Weston common stock are:
•
directly with our transfer agent, EQ Shareowner Services (for registered stockholders); and

•
indirectly through an account with an institutional or nominee holder of our stock such as a broker or bank who is the record holder of the stock (for beneficial stockholders or stockholders in street name).

If you hold your shares as a registered stockholder, our agent provides the proxy materials to you and your vote instructs the proxies how to vote your shares.
If you hold your shares in street name as a beneficial stockholder, your broker, bank or other nominee provides the proxy materials to you. Your vote instructs your nominee how to vote your shares, and that nominee in turn instructs the proxies how to vote your shares.
5.
How is Lamb Weston distributing proxy materials?

We are furnishing proxy materials to our stockholders primarily via “Notice and Access” delivery. Beginning on August 8, 2023, we mailed to our stockholders (other than those who previously requested email or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials via the Internet. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access the proxy materials and vote by going to a secure website. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail on a one-time or ongoing basis, you may follow the instructions in the Notice for making this request. The Notice also contains instructions on how you may request to receive an electronic copy of our proxy materials by email on a one-time or ongoing basis.
6.
How may I request printed copies of the proxy materials?

We will send printed, paper copies of proxy materials free of charge to any stockholder who requests copies by using one of the following methods:
•
by telephone: Call free of charge 1-800-579-1639 in the United States and Canada;

•
via the Internet: Access the Internet and go to www.proxyvote.com and follow the instructions to log in and order copies; or

•
via e-mail: Send us a blank e-mail at sendmaterial@proxyvote.com with the 16-digit control number included on your proxy card, voting instruction form or Notice in the subject line.

These materials are also available at www.proxyvote.com.
7.
What is the quorum requirement?

A quorum will be present if a majority of the outstanding shares of our common stock entitled to vote as of the Record Date is represented at the Annual Meeting, either in person or by proxy. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.
8.
What vote is needed to elect directors?

Our bylaws provide that, to be elected at the Annual Meeting, a director nominee must receive the affirmative vote of a majority of the votes cast in the election. A majority of votes cast means that the number of shares voted “FOR” a director’s election exceeds 50% of the number of votes cast with respect to the director’s election. An incumbent director nominee who does not receive the affirmative vote of a majority of the votes cast in the election is required promptly to tender his or her resignation to the Board, and the resignation will be accepted or rejected by the Board as more fully described in the “Corporate Governance” section of this Proxy Statement. Abstentions and broker non-votes are not treated as votes cast and, therefore, will not factor in the determination of whether an affirmative vote of a majority is received in the election of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.
9.
What vote is needed to approve the other proposals?

Approval of each proposal, other than the election of directors, requires the favorable vote of a majority of votes cast by the stockholders entitled to vote thereon who are present in person or represented by proxy at the meeting; provided that in the case of Item 3 (Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation), if no option receives a majority of votes present, the outcome shall be determined by a plurality of votes present. Abstentions and broker non-votes are not considered as votes cast for non-routine proposals. Please see Question 11 below for more information on broker non-votes.
10.
How do I vote my shares?

If you are a registered stockholder, you may vote:
•
via the Internet at www.proxyvote.com. The Internet voting system will be available until 11:59 p.m. EDT on September 27, 2023;

•
by telephone. If you are located within the United States or Canada, call 1-800-690-6903 (toll-free) from a touch-tone telephone. The telephone voting system will be available until 11:59 p.m. EDT on September 27, 2023;

•
by returning a properly executed proxy card. We must receive your proxy card before the polls close at the Annual Meeting on Thursday, September 28, 2023; or

•
in person at the Annual Meeting. Please refer to Question 17 below for information regarding attendance at the Annual Meeting.

If you hold your shares in street name, you may vote:
•
via the Internet at www.proxyvote.com (16-digit control number is required), by telephone or by returning a properly executed voting instruction form by mail, depending upon the method(s) your broker, bank or other nominee makes available; or

•
in person at the Annual Meeting. To do so, you must request a legal proxy from your broker, bank or other nominee and present it at the Annual Meeting. Please refer to Question 17 below for information regarding attendance at the Annual Meeting.

11.
What are broker non-votes?

As described above in Question 4, if you hold your shares in street name, your vote instructs your broker, bank or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank or other nominee, your nominee has discretion to vote your shares on “routine” matters. The ratification of the selection of the independent auditors (Item 4) is the only item on the agenda for the Annual Meeting that is considered routine. If you do not provide voting instructions and your nominee votes your shares, your shares will be counted toward the quorum for the Annual Meeting and voted on Item 4, but they will not be voted on the other items on the agenda, resulting in “broker non-votes” with respect to those other items.
12.
May I change or revoke my vote?

Yes. If you are a registered stockholder, any subsequent vote you cast will replace your earlier vote. This applies whether you vote by mailing a proxy card, by telephone or by the Internet. You may also revoke an earlier vote by voting in person at the Annual Meeting. Alternatively, you may revoke your proxy by submitting a written revocation to our Corporate Secretary at Lamb Weston Holdings, Inc., 599 S. Rivershore Lane, Eagle, Idaho 83616.
If you hold your shares in street name, you must contact your broker, bank or other nominee for specific instructions on how to change or revoke your vote.
13.
Who bears the cost of soliciting votes for the Annual Meeting?

We bear the cost of soliciting your vote. Our directors, officers or employees may solicit proxies or votes in person, by telephone or by electronic communication. They will not receive any additional compensation for these solicitation activities.
We will enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual Meeting from their customers (i.e., beneficial stockholders) and reimburse those firms for related out-of-pocket expenses. We retained Georgeson LLC to assist in the solicitation of proxies for a fee of $14,000 plus reasonable costs and expenses.
14.
What is “Householding”?

Unless you advised otherwise, if you hold your shares in street name and you and other residents at your mailing address share the same last name and also own shares of Lamb Weston common stock in an account at the same broker, bank or other nominee, your nominee delivered a single Notice or set of proxy materials to your address. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs and helps the environment. Stockholders who participate in householding continue to receive separate voting instruction cards and control numbers for voting electronically. A stockholder who wishes to receive a separate copy of the Notice or proxy materials, now or in the future, should submit this request by writing Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or calling 1-866-540-7095. Beneficial owners sharing an address who are receiving multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank or other nominee to make this request.
If you are a registered stockholder, we sent you and each registered stockholder at your address separate Notices or sets of proxy materials.

15.
Who counts the votes?

Broadridge Financial Solutions, Inc. will receive and tabulate the proxies, and a representative of Broadridge Financial Solutions, Inc. will act as the inspector of election and will certify the results.
16.
How do I find out the voting results?

We expect to announce preliminary voting results at the Annual Meeting. We will disclose the final voting results in a Current Report on Form 8-K to be filed with the SEC on or before October 4, 2023. The Form 8-K will be available at https://investors.lambweston.com/stock-and-filings/sec-filings and on the SEC’s website at www.sec.gov.
17.	How can I attend the Annual Meeting?
If you would like to attend the Annual Meeting, you must have been a stockholder of record on the Record Date and you must obtain an admission ticket in advance. Admission tickets can be printed by accessing the “Register for Meeting” link at www.proxyvote.com and following the instructions provided (you will need the 16-digit control number included on your proxy card, voting instruction form or Notice). In addition, you will be asked to present proof of ownership of Lamb Weston common stock as of the Record Date and valid government-issued photographic identification, such as a driver’s license, to be admitted into the Annual Meeting. Proof of ownership may take many forms, such as the admission ticket, the Notice, the proxy card, a letter from your broker, bank or other nominee or a photocopy of your current account statement. The use of cell phones, smartphones, recording and photographic equipment and/or computers is not permitted at the Annual Meeting.

2024 ANNUAL MEETING OF STOCKHOLDERS
Stockholders should mail all nominations and proposals to the Corporate Secretary at Lamb Weston Holdings, Inc., 599 S. Rivershore Lane, Eagle, Idaho 83616. You may obtain a copy of our bylaws from the Corporate Secretary by written request to the same address.
Stockholder Proposals for Possible Inclusion in the Company’s 2024 Proxy Statement
Under SEC Rule 14a-8, a stockholder may submit a proposal for possible inclusion in a proxy statement for an annual meeting of stockholders by submitting the proposal and other required information to our principal executive offices. We must receive the proposal no later than 120 calendar days before the one-year anniversary date of the release date of our proxy statement for the previous year’s annual meeting. Accordingly, to be considered for inclusion in our 2024 proxy statement, we must receive a stockholder’s submission of a proposal on or before the close of business on April 10, 2024.
If an eligible stockholder, or a group of up to 20 eligible stockholders, desires to have a candidate for election as a director included in the proxy materials (a proxy access nominee) for the 2024 annual meeting of stockholders, such nomination shall conform to the applicable requirements set forth in our bylaws and any applicable SEC regulations concerning the submission and content of proxy access nominations, and must be submitted not earlier than March 11, 2024 and not later than the close of business on April 10, 2024. Such requirements include, without limitation, providing information about the proposed director nominee and the nominating stockholder that is required to be included in a proxy statement under SEC and NYSE rules, any statement by the nominating stockholder about the proposed director nominee to be included in the proxy statement, and any other information that Lamb Weston or the Board requests and determines to include in the proxy statement relating to the proposed director nominee.
Other Proposals and Nominations for the 2024 Annual Meeting
Our bylaws provide that any stockholder proposal, including the nomination of directors, that is sought to be presented directly at the 2024 annual meeting of stockholders but not submitted for inclusion in the proxy statement for the 2024 annual meeting must be received in writing at our principal executive offices no earlier than May 31, 2024, nor later than June 30, 2024. If the date of the 2024 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2023 Annual Meeting, then the stockholder’s written notice must be received no earlier than the 120th day, and no later than the 90th day, prior to the 2024 annual meeting day or the tenth day following public announcement of the meeting date. Our bylaws also specify the information that must accompany the notice.
The proxy card for the 2024 annual meeting will give us discretionary authority with respect to all stockholder proposals properly brought before the 2024 annual meeting that are not included in the proxy statement for the 2024 annual meeting.
Universal Proxy Rules for Director Nominations
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees), which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the annual meeting (for the 2024 annual meeting, no later than July 30, 2024). However, if the date of the 2024 annual meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting is first made by the Company.

August 8, 2023	Phuong T. Lam Vice President and Corporate Secretary

Appendix A
Reconciliations of Non-GAAP Financial Measures to Reported Amounts
Adjusted EBITDA including unconsolidated joint ventures and Adjusted Gross Margin are considered non-GAAP financial measures. Lamb Weston’s management uses these non-GAAP financial measures to assist in analyzing what management views as our core operating performance for purposes of business decision making. Management believes that presenting these non-GAAP financial measures provides investors with useful supplemental information because they (i) provide meaningful supplemental information regarding financial performance by excluding certain items affecting comparability between periods, (ii) permit investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provide supplemental information that may be useful to investors in evaluating our results. In addition, we believe that the presentation of these non-GAAP financial measures, when considered together with the most directly comparable GAAP financial measures and the reconciliations to those GAAP financial measures, provides investors with additional tools to understand the factors and trends affecting our underlying business than could be obtained absent these disclosures. These non-GAAP financial measures should be viewed in addition to, and not as alternatives for, financial measures prepared in accordance with GAAP. These measures are not substitutes for their comparable GAAP financial measures, such as net income, gross profit or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures. For example, the non-GAAP financial measures presented in this Proxy Statement may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures the same way we do.
The following table reconciles net income to Adjusted EBITDA including unconsolidated joint ventures.
	For the Fiscal Years Ended
	May 28, 2023	May 29, 2022
Net income	$1,008.9	$200.9
Equity method investment (earnings) loss	(460.6)	10.7
Interest expense, net	109.2	161.0
Income tax expense	224.6	71.8
Income from operations	882.1	444.4
Depreciation and amortization	218.3	187.3
Items impacting comparability
Acquisition expenses, net(a)	(21.8)	—
LW EMEA derivative losses (gains)(a)	18.7	—
Inventory step-up(a)	27.0	—
Adjusted EBITDA	1,124.3	631.7
Unconsolidated Joint Ventures
Equity method investment earnings (loss)	460.6	(10.7)
Interest expense, income tax expense, and depreciation and amortization included in equity method investment earnings	29.1	42.0
Items impacting comparability
LW EMEA derivative losses (gains)(b)	37.8	(31.7)
Gain on acquisitions(b)	(425.8)	—
Write-off of net investment in Russia(b)	—	62.7
Add: Adjusted EBITDA from unconsolidated joint ventures	101.7	62.3
Adjusted EBITDA including unconsolidated joint ventures	1,226.0	694.0

A-1

	For the Fiscal Years Ended
	May 28, 2023	May 29, 2022
Adjustments for Fiscal 2023 Annual Incentive Plan (AIP)
Crop adjustments(c)	—	48
Remaining derivative losses (gains)(d)	16	(32)
Adjusted EBITDA including unconsolidated joint ventures for AIP	$1,242.0	$710.0

(a)
Income from operations for fiscal 2023 included a net $21.8 million gain ($12.2 million after-tax, or $0.08 per share) related to actions taken to mitigate the effect of changes in currency rates on the purchase of the remaining equity interest in Lamb-Weston/Meijer v.o.f (“LW EMEA”), net of other acquisition-related costs. Fiscal 2023 also includes an $18.7 million unrealized loss ($13.9 million after-tax, or $0.10 per share) related to mark-to-market adjustments associated with natural gas and electricity hedging contracts at our European operations as the market experienced significant volatility, and a $27.0 million ($20.0 million after-tax, or $0.14 per share) charge related to the step-up and sale of inventory acquired in the LW EMEA acquisition.

(b)
Equity method investment earnings for fiscal 2023 included $425.8 million ($379.5 million, or $2.62 per share) of non-cash gains related to the remeasurement of our initial equity interests to fair value, including a $410.7 million non-cash gain ($364.4 million after-tax, or $2.52 per share) for LW EMEA and a $15.1 million non-cash gain (before and after-tax, or $0.10 per share) for our joint venture in Argentina (“LWAMSA”). These gains were partially offset by a $37.8 million unrealized loss ($28.0 million after-tax, or $0.19 per share), related to mark-to-market adjustments associated with changes in natural gas and electricity derivatives as commodity markets in Europe have experienced significant volatility. Equity method investments earnings for fiscal 2022 included $31.7 million ($23.5 million after-tax, or $0.16 per share) of unrealized gains related to mark-to-market adjustments associated with changes in natural gas and electricity derivatives. Equity method investment earnings for fiscal 2022 included a non-cash impairment charge of $62.7 million (before and after-tax, or $0.43 per share) related to LW EMEA’s withdrawal from its joint venture in Russia.

(c)
Performance metrics for fiscal 2022 were modified to adjust for the 2021 poor crop.

(d)
Performance metrics were modified to fully exclude mark-to-market gains and losses from derivative instruments (globally) which are outside the Company’s ability to control. The LW EMEA derivative gains and losses for natural gas and electricity are already excluded as comparability items; this amount represents the remaining Lamb Weston derivative gains and losses.

The following table reconciles gross profit to Adjusted Gross Margin.
	For the Fiscal Years Ended
	May 28, 2023	May 29, 2022
Net sales	$5,350.6	$4,098.9
Cost of sales	3,918.5	3,266.9
Gross profit	1,432.1	832.0
Items impacting comparability and adjustments for AIP
LW EMEA derivative losses (gains)(a)	18.7	—
Inventory step-up(a)	27.0	—
Remaining derivative losses (gains)(b)	16.0	(32.0)
Crop adjustments(c)	—	48.0
Adjusted gross profit	$1,493.8	$848.0
Gross margin	26.8%	20.3%
Adjusted Gross Margin	27.9%	20.7%

(a)
Income from operations for fiscal 2023 included a net $21.8 million gain ($12.2 million after-tax, or $0.08 per share) related to actions taken to mitigate the effect of changes in currency rates on the purchase of the remaining equity interest in LW EMEA, net of other acquisition-related costs. Fiscal 2023 also includes an $18.7 million unrealized loss ($13.9 million after-tax, or $0.10 per share) related to mark-to-market adjustments associated with natural gas and electricity hedging contracts at our European operations as the market experienced significant volatility, and a $27.0 million ($20.0 million after-tax, or $0.14 per share) charge related to the step-up and sale of inventory acquired in the LW EMEA acquisition.

(b)
Performance metrics were modified to fully exclude mark-to-market gains and losses from derivative instruments (globally) which are outside the Company’s ability to control. The LW EMEA derivative gains and losses for natural gas and electricity are already excluded as comparability items; this amount represents the remaining Lamb Weston derivative gains and losses.

(c)
Performance metrics for fiscal 2022 were modified to adjust for the 2021 poor crop.

A-2

SCAN TO VIEW MATERIALS & VOTE LAMB WESTON HOLDINGS, INC. 599 S. RIVERSHORE LANE EAGLE, ID 83616 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 27, 2023 for shares held directly and by 11:59 p.m. Eastern Time on September 25, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 27, 2023 for shares held directly and by 11:59 p.m. Eastern Time on September 25, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Attend a Meeting" link at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V20044-P96794 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. LAMB WESTON HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain 1a. Peter J. Bensen 1b. Charles A. Blixt 1a. Peter J. Bensen 1b. Charles A. Blixt 1c. Robert J. Coviello 1d. Rita Fisher 1e. André J. Hawaux 1f. W.G. Jurgensen 1g. Thomas P. Maurer 1h. Hala G. Moddelmog 1i. Robert A. Niblock 1j. Maria Renna Sharpe 1k. Thomas P. Werner The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Advisory Vote to Approve Executive Compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 Year 2 Years 3 Years Abstain 3. Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. Ratification of the Selection of KPMG LLP as Independent Auditors for Fiscal Year 2024. NOTE: We will transact such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V20045-P96794 LAMB WESTON HOLDINGS, INC. Annual Meeting of Stockholders September 28, 2023 8:00 AM MDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Phuong T. Lam and Eryk J. Spytek, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LAMB WESTON HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM MDT on September 28, 2023, at 533 S. Rivershore Lane, Eagle, Idaho 83616, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side